United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21757

American Independence Funds Trust
(Exact name of registrant as specified in charter)

230 Park Avenue, Suite 534 New York, NY  10169
(Address of principal executive offices)               (Zip code)

Eric Rubin, President, 230 Park Avenue, Suite 534 New York, NY  10169
(Name and address of agent for service)
with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Registrant's telephone number, including area code:    (212) 488-1331

Date of fiscal year end:      10/31/2012

Date of reporting period:    10/31/2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

The American Independence Funds
Annual Report – October 31, 2012

President’s Letter to Shareholders	1
Management Fund Commentaries and Fund Performance	4

Stock Fund
Schedule of Portfolio Investments	31
International Alpha Strategies Fund
Schedule of Portfolio Investments	33
Small Cap Growth Fund
Schedule of Portfolio Investments	36
Large Cap Growth Fund
Schedule of Portfolio Investments	38
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments	40
Strategic Income Fund
Schedule of Portfolio Investments	50
Core Plus Fund
Schedule of Portfolio Investments	55
U.S. Inflation-Indexed Fund
Schedule of Portfolio Investments	59
Fusion Fund
Schedule of Portfolio Investments	61
Absolute Return Bull Bear Bond Fund
Schedule of Portfolio Investments	64

Statements of Assets and Liabilities	65
Statements of Operations	68
Statements of Changes in Net Assets	71
Financial Highlights	76
Notes to Financial Statements	86
Report of Independent Registered Public Accounting Firm	98

Additional Fund Information
Portfolio Summaries	99
Table of Shareholder Expenses	101
Other Tax Information	103
Approval of Advisory and Sub-Advisory Agreements	104
Trustees and Officers	105

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

American Independence Funds

President’s Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to present you with the Annual Report for the American Independence Funds (the “Funds” or for each fund separately, a “Fund”) for the year ending October 31, 2012. The Funds’ 2012 fiscal year was certainly a challenging one. The one word to consistently describe both the equity and fixed income markets in 2012 was “volatile.” This volatility was caused by a number of varying circumstances and issues facing our economy.

The Euro-zone economic crisis is still having an effect on world fixed income and equity markets. The rising government debt levels of certain European states have made it difficult or impossible for several countries to re-finance their debts. Several nations have seen their bond ratings lowered, raising the costs for them to finance their debt, and further exacerbating their problems. The financial crisis has evolved slowly in a negative direction, with weaker countries, including Ireland, Portugal, Spain and Greece, dragging down the continent. Social and political dissension is making the tough decisions that these governments need to make, extremely difficult.

The reverberations of the Arab Spring of last year remain. Even though Egypt appeared to transition to a democracy, protests continue in the streets of Egypt. Supporters of the Muslim Brotherhood and Islamic Fundamentalists are fighting with more liberal Egyptians. There have also been questions regarding Egypt’s commitment to peace with Israel. Tensions between Israel and Egypt can cause further conflict and volatility in the region. Syria for all intents and purposes is in the midst of a civil war. The Syrian conflict at times has spilled over into Jordan, Israel and Turkey. Indirectly, the United States is entering this conflict. NATO has expressed its support for Turkey and NATO is sending troops and missile systems to Turkey. Part of that contingent is U.S. troops and Patriot missiles.

Domestically, in 2012, the Federal Reserve Board’s (the “Fed”) policy of quantitative easing continued to keep interest rates low across the Treasury yield curve. The Fed has indicated that it will use whatever tools it has at its disposal to keep interest rates at current levels through 2013. Chairman Bernanke has proven to be exceptionally creative in both engineering methods to continue monetary stimulus as well as keeping a solid majority of his supporters on the Fed Board in solidarity. The Fed has stated it would be willing to maintain the current federal funds target rate of zero to 0.25% for as long as needed to see a meaningful jobs recovery, which they consider to be an unemployment rate of below 6.5%.

And adding further uncertainty to the aforementioned volatility, as of this writing (December 19, 2012) we face yet another round of budget negotiations in Washington. The fiscal cliff discussions that plagued us at this time last year are unfortunately back, front and center. Unless Congress can agree on a negotiated package of targeted tax increases and somewhat-surgical budget cuts, across-the-board tax increases and budget cuts by sequestration will go into place, having a dramatic, if not draconian, short-term potential impact on GDP growth. As we have seen in Europe, applying austerity to a nascent recovery is an imperfect and volatile mix.

All of this economic uncertainty points to continued volatility in 2013. So what exactly is volatility? Volatility refers to the frequency and severity with which the market price of an investment fluctuates. The following charts are provided to show the fluctuations of the 10-year Treasury Note Yield, a good barometer for fixed income prices, and the S&P 500 Index, a popular measure for the stock market’s performance:

American Independence Funds

For 2013, we do not foresee a dramatic change in the markets’ levels of volatility, heightening the need for seasoned and sure hands on the portfolio managers’ navigation stick. While I believe the team of American Independence portfolio managers has done an admirable job of steering through the choppy waters, we did enhance one of our teams in 2012. In June, Rick Baird and his team assumed management of the Stock Fund. The Stock Fund has consistently been headed by managers with a distinguished history and impressive long-term track record. We are constantly monitoring long-term and short-term market conditions, striving to pair the right talent with the Fund based on our expectations for the future. With Rick, we have a manager who can create opportunities for the Fund arising from large, transitory price swings (said a different way, volatility). Rick and his team are committed to investing in the type of quality companies which offer good value. While volatility can be unnerving, opportunistic and seasoned professionals like Rick can use it to produce new opportunities.

Rick’s assumption of his duties had an immediate and positive impact on performance. At the end of October, the American Independence Stock Fund (Class I – ISISX) received a ratings upgrade from Morningstar®. The Morningstar star rating for this fund ratcheted up from 4 stars to 5 stars. In the Large Blend category the Stock Fund (Class I – ISISX) is in the top 57% for 3-year performance; 3% for 5-year; and 2% for 10-year.(1) The American Independence Stock Fund continues to be one of the top long-term performing large cap funds in the Morningstar® universe.

In addition to the Stock Fund, the International Alpha Strategies Fund (Class I – IMSSX) received a ratings upgrade from Morningstar®. On July 3, 2012, the Morningstar star rating for this fund improved from 3 stars to 4 stars. In the Foreign Large Blend category, the International Alpha Strategies Fund (Class I – IMSSX) is in the top 84% for 3-year performance; but moves significantly to 41% for 5-year; and an even more impressive 27% for 10-year. (1) The U.S. Inflation-Indexed Fund also carries a 4 star rating by Morningstar® in the Inflation-Protected Bond category and is in the top 12% for 3-year performance; 8% for 5-year; and 7% for 10-year.(1)

As you can see, American Independence identifies the finest professionals to manage the portfolios of the Funds. On September 19th, a proxy was filed with the SEC asking shareholders to approve a change in the investment objective of the Absolute Return Bull Bear Bond Fund. Following its approval, on December 19th, the Fund’s investment objective changed from seeking “to maximize investors’ total return through capital appreciation and current income as is consistent with liquidity and safety of principal” to now seeking “long term capital appreciation.” Reflecting that change, the name of the Fund has been changed to the Dynamic Conservative Plus Fund.

Events in the Euro zone, Middle East, and the ongoing political stalemate in the United States with respect to debt and fiscal challenges have, in our opinion, necessitated a re-examination of the optimal tool set and vehicles which are best utilized to manage credit and equity market risk, and the volatility of the global equity and credit markets. We believe that the use of a proprietary “Business Cycle” model and the use of ETFs to efficiently and cost effectively allocate assets to implement the results of this “Business Cycle Model” will assist shareholders who seek to achieve more predictable and less volatile returns, while reducing correlation with other assets in their portfolios.

On December 20th, Imanol Laresgoiti assumed management of the Dynamic Conservative Plus Fund. Mr. Laresgoiti has a long and distinguished history of managing tactical and alternative mandates, having previously founded Luz Capital S.C. Luz Capital provides consulting services and investment advice on sophisticated investment strategies to a broad range of clients including high-net worth individuals, financial institutions and other asset managers through proprietary asset allocation models and market neutral trading strategies.

(1)	Source: Morningstar, Inc. Morningstar ratings are based on the Institutional Class shares.

The American Independence Stock Fund I Class received a 5-star rating for overall performance, for the period ending October 31, 2012, 3 stars for 3-year performance among 1,516 Large Blend funds, 5 stars for 5-year performance among 1,324 funds, and 5 stars for 10-year performance among 832 funds.

The American Independence International Alpha Strategies Fund I Class received a 4-star rating for overall performance, for the period ending October 31, 2012, 2 stars for 3-year performance among 717 Foreign Large Blend funds, 4 stars for 5-year performance among 582 funds, and 4 stars for 10-year performance among 324 funds.

The American Independence U.S. Inflation-Indexed Fund I Class received a 4-star rating for overall performance, for the period ending October 31, 2012, 4 stars for 3-year performance among 160 Inflation-Protected Bond funds, 4 stars for 5-year performance among 147 funds, and 4 stars for 10-year performance among 34 funds.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and is rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.

American Independence Funds

Prior to starting Luz Capital, Mr. Laresgoti held a number of high profile positions with a variety of financial services firms. He has been in the financial services industry since 1982. Mr. Laresgoti is a member of the Board Investment Committee of the 5th largest mutual fund manager in Mexico and investment advisor for the one of the 10 biggest financial groups in Switzerland. Mr. Laresgoiti holds a Bachelor of Science in Industrial Engineering from Univerisdad Panamericana (Mexico).

In closing, despite the market volatility and continued uncertainty, our Funds have performed well compared to their peers and benchmarks. The following pages offer insight into each Fund’s performance, with the Portfolio Managers commenting on the specific factors that impacted their respective Fund during the reporting period and an outlook for next year.

We thank you for your continued support, and American Independence will continue to seek to provide additional services, improve existing ones, and build upon the existing strong foundation. Please do not hesitate to contact us with any questions at 866-410-2006. I hope to see the markets improve during 2013. We want to take this opportunity to wish you a happy holiday season and wish you a healthy and prosperous New Year.

Sincerely,

Eric M. Rubin

The views and opinions in this report were current at the time it was written and reflect those of the President. The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice.

Important Disclosures

Investing in the Funds involves risk. Equity securities are more volatile and carry more risk than other forms of investments. The Funds may invest in small and mid-cap securities which are more volatile than large cap stocks; foreign investments may contain more risk due to inherent risk associated with changing political climate, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the funds by calling 866-410-2006, or by visiting www.aifunds.com. Please read the prospectus carefully before investing. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Funds’ prospectuses.

Past performance does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost.

American Independence Financial Services, LLC is a limited liability company.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with American Independence Financial Services, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

American Independence Funds

Stock Fund Commentary

Rick Baird – Portfolio Manager

The American Independence Stock Fund (Institutional share class, the “Fund”) returned 11.70% percent for the fiscal year ending October 31, 2012. Over the same period the Fund’s benchmark, the Russell 1000 Value Index, rose 16.89%. The S&P 500 Index, another index we use to evaluate the Fund’s results, gained 15.21% over the same time period.

In terms of market volatility, we do not foresee a future different from the present or the past. We anticipate investors’ expectations will remain volatile for some period, causing security prices to bob up and down, sometimes dramatically over short periods of time. Indeed, there are numerous uncertainties demanding resolution. These challenges though will require time and patience. And, at times, perhaps more patience than investors are prepared to muster.

While financial market turbulence is always unnerving, volatility can produce new opportunities. This is the key reason why we made the change in management when we did. The investment process honed by the former team proved good at identifying quality companies with sound financials and favorable growth prospects. The problem was the process offered up only a narrow universe of companies that changed only slowly over time; furthermore the share prices of many of these firms were not exempt from the large price swings induced by volatile expectations.

Since taking the helm, the Fund returned 6.7% in the four months from June 30 to October, 31, 2012. Over this same time frame, the S&P 500 Index rose 4.4% and the Russell 1000 Value Index gained 6.0%.

Contributors to the Fund’s return over the past fiscal year included Diageo (DEO), Wal-Mart (WMT), Thermo-Fisher Scientific (TMO) and Citigroup (C). Detractors included Las Vegas Sands (LVS), Amazon.com (AMZN), Occidental Petroleum (OXY) and Dell (DELL).

The team’s investment process is grounded on three core principles.

First, we invest with a bottoms-up value focus and with sensitivity to price. The team strives to purchase companies it believes are selling for prices that are significantly below fair value. The Fund ended the year with a PE ratio of 10.5x versus the S&P 500 at 14.0x, a Price/Book ratio of 1.2x versus 2.0x; and a Price/Cash Flow ratio of 5.4x versus 7.1x. Yet average company cash flow growth was 21.1% versus 10.1%.

Second, there are four times as many mid-capitalization companies as there are large-cap companies; and many mid-cap companies trade at very favorable valuations. As such, the team seeks attractive opportunities for a portion of the Fund among smaller large-cap and larger mid-cap companies. The team is “absolute-return” focused on these selections, and only buys companies where it foresees the potential for a 40% to 60% gain over an intermediate-term time frame of 6 to 12 months. At fiscal year-end, the average market cap of the Fund was $33.5 Billion versus $56.4 Billion for the S&P 500.

Third, the team assertively uses cash as an active component to return. While the team attempts to maintain core long-term positions in favored companies, it will use intermediate market movements to trim or add to positions. These trims and additions are company based and reflect the team’s goal of owning quality companies at attractive prices. As such, the team generally does make market calls. Cash may rise to up to 20% of the portfolio if attractive reinvestment opportunities are not immediately apparent.

Going into the new fiscal year, this is the philosophy, process and orientation, you, our shareholders, can expect. We believe, despite the fiscal and economic challenges the U.S. faces near and long-term, there will continue to be opportunities for gain.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Stock Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2012	Annualized
	1 Year	5 Year	10 Year
Stock Fund
Institutional Class Shares	11.70%	3.40%	10.05%
Class A Shares (1)	4.89%	1.79%	8.94%
Class C Shares (2)	9.58%	2.98%	9.43%
Russell 1000 Value Index	16.89%	(1.00)%	7.34%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares, shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares, shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the fund, prior to commencement of operations on September 24, 2007, includes the performance of the Fund’s Class A shares from March 20, 2006 through September 23, 2007 and the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Russell 1000 Value Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering lower price-to-book ratios and lower forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

International Alpha Strategies Fund Commentary

Nardin Baker – Portfolio Manager

The American Independence International Alpha Strategies Fund (Institutional share class, the “Fund”) returned 5.30% percent for the fiscal year ending October 31, 2012 Over the same time period, the Fund’s benchmark, the MSCI EAFE Index (with net dividends) (the “Index”), gained 4.61%.

Global equity markets seesawed through most of the Fund’s fiscal year. In the absence of a clear consensus regarding the prospects for growth in the United States, Europe, Asia and emerging markets, investor sentiment swung from pessimism to optimism and back again based on the interpretation of the current economic statistic in vogue at the moment. Consequently, equity indices – the MSCI EAFE Index included – moved up and down throughout the Fund’s fiscal year. Despite the vacillating sentiment, equity prices ended the fiscal year with a gain.

With fiscal policy, either at best, in abeyance, and more typically, in retrenchment throughout the industrial world, investors have relied upon central banks for support. The latter have been accommodating. Despite the prevailing uncertainties, the Federal Reserve Board’s (FRB) policy of quantitative easing continued to keep interest rates low across the Treasury yield curve which boosted investors’ appetite for risky assets. It may be said, that what the central bank has taken away in the form of interest income, it has more than made up in capital gains. By reducing intermediate and long-term interest rates – in nominal and real (or, after inflation has been deducted) terms – the Federal Reserve seeks to spur investment spending whether on new factories and machinery by businesses or new homes by consumers. Another intended consequence is to induce consumers to refinance their home mortgages, thereby reducing their monthly payments and thus providing consumers with extra, free cash flow to spend on other goods and services. While the economic benefits to date have been mixed, the Fed’s continuing intervention in the Treasury and mortgage security markets has been a boon for investors. And, this is true, not just in the United States but around the globe.

The U.S. Dollar remains the standard currency for denominating large portions of the global trade in goods and services. Likewise, as 2008 demonstrated, the U.S. Dollar still has no serious rival as the final port in a global financial crisis: not the Euro; not Sterling, not the Yen; and, certainly not the Yuan. Accommodative U.S. monetary policy thus not only affects the appetite for U.S. investors for risky assets (corporate equities and debt), but overseas investors’ preferences as well.

So over the year, the performance of stock markets around the world was been driven by slow economic growth and the attempts of central bankers to prop up the financial system. In this environment, the Fund, although up by more than 8% in the first quarter, lagged behind the benchmark because of its exposure to lower risk and higher quality stocks. Over this time, we increased our holdings in somewhat higher beta stocks with good liquidity. We also invested in some companies that had been beaten down over the last year as momentum began to favor those weaker stocks.

With hope once again giving way to fear in April, the MSCI EAFE Index fell 7.13%, while the Fund declined 5.05% for the second calendar quarter. In particular, banks in Spain performed poorly as they struggled with declining real-estate valuations and threats of defaults. Greece continued to threaten default on loans from the European Union and the IMF. As a result, Spain was down 12.5%, Portugal was down 18.4% and Greece fell 28.3%, making it the worst performing country in the world. The Fund was spared by an almost lack of exposure to these, the most volatile, markets.

What the Fund gained in relative performance was slightly offset by missing out the rebound in Italy, Spain, Greece and Portugal after European heads of state agreed to build a financing mechanism to support weaker Euro member nations.

The Fund is positioned to favor stocks with good growth, profitability and quality characteristics relative to the benchmark. Factors in the growth category that are over weighted relative to the EAFE benchmark include profit margin growth and growth in ROE (return on equity) and ROA (return on assets). Profitability factors that are overweight include the same three factors: profit margin, ROA and ROE. Interest coverage is a quality factor that the portfolio is overweight. Within the quality group of factors, the Fund is exposed to higher debt companies. Normally, high debt is associated with lower quality stocks. In the current environment, however, governments are supporting very low interest rates and good companies are taking on more debt because of the historically low cost of issuing bonds. In general, the Fund continues to invest in the stocks of firms described as well capitalized and conservatively managed from a financial perspective. When the markets have been turbulent, the bias has aided the Fund; but, conversely, when investor confidence returns, this bias has (and, we expect, will) cause the Fund to underperform the broader market.

The Fund is overweight in the Materials and Consumer Discretionary sectors when compared to the Index weights. The Financials and Energy sectors are underweight relative to the Index.

American Independence Funds

The Fund moved from a 6% underweight in the European region to a 0.7% overweight in the last 12 months. Today, the Fund continues to underweight Japan by 5% and to remain overweight in Asia Ex-Japan. The net exposure to Asia is now neutral. The United Kingdom is now underweight by 4.8%, as we have reduced our exposure to that market by 3.6% over the last year.

Our outlook for the economy is continued slow growth. We expect the recovery in stock markets to be better over the next few years as monetary policy allows economic growth to gain traction. With luck, stocks should be less volatile as policy makers in Europe refine their support mechanisms for fiscally, weaker countries in the European Union. And, with interest rates remaining at historic lows in much of the developed world, we expect investors will continue to favor the shares of larger, established, liquid companies that boost attractive dividend yields. Please remember though: nothing in investing is ever certain. What helps though is a process that identifies what factors investors are paying for and invest accordingly.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

International Alpha Strategies Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2012	Annualized
	1 Year	5 Year	10 Year
International Alpha Strategies Fund
Institutional Class Shares	5.30%	(5.47)%	8.19%
Class A Shares (1)	(1.35)%	(7.07)%	7.01%
MSCI EAFE Index	4.61%	(5.81)%	7.73%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares, of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Small Cap Growth Fund Commentary

Robert Natale – Portfolio Manager

The American Independence Small Cap Growth Fund (Institutional share class, the “Fund”), finished its fiscal year ended October 31, 2012, up 6.11%. In comparison, its benchmark, the Russell 2000 Growth Index (the “Index”), was up 9.70%.

The last fiscal year was a difficult period for the Fund. The Fund started 2012 well ahead of its Index. During the first three months of 2012, the Fund was ahead of the Russell 2000 Growth Index by 9.90%. But in April and May the Fund’s performance stumbled (in the absolute and relative to its Index). This underperformance, coupled with further shortfalls in July and October, caused the negative variance for the fiscal year. Although the Fund enjoyed a good September, the favorable months, on balance, could not offset the unfavorable months.

As a growth oriented equity fund, the Fund seeks out companies with favorable earnings growth prospects. Such firms may be partitioned into two sub-sets: those expected to experience a cyclical boost in earnings; and, those firms projected to undergo a secular rise in earnings. The latter is what most investors think of when they hear the term growth. Generally, firms falling within this category are growing as the result of having introduced a completely new product or service (creating in the process new demand), or, having re-designed (often in a revolutionary fashion) an existing product concept.

SanDisk (SNDK) a decade ago – through its success commercializing flash memory as a new form of non-volatile memory – is an example of a business that created a whole new industry. Thanks in large part to SanDisk, there is hardly a key ring in the United States that does not have at least one USB drive attached. As a consequence of its success, SanDisk graduated from the universe of small-cap companies to the large-cap realm.

Though illustrative of the point, companies like SanDisk, that start small and through innovation grow, are rare. Many companies either fail in their attempt or are successful but sell themselves to another firm. As in the large-cap space, most earnings growth stories are cyclical stories. Improving market conditions – in terms of increased demand, lower prices for key inputs or firming prices to the end consumer – fuel the anticipated earnings growth. To this category we would add firms that have undertaken some form of restructuring to improve their competitiveness.

In the first group – secular growth stories – the Fund held several names, that at least over the fiscal year, failed to live up to expectations. Mattson Technology (MTSN), Maxwell Technologies (MXWL) and Magal Security Systems (MAGS) all are engaged in interesting and innovative technologies; but all were key detractors over the past twelve months. Other investors fail to see their promise at the current time.

Other key detractors in the secular space were in bio-technology. These included: BioSante (BPAX), Halozyme (HALO) and VIVUS (VVUS).

A combination bottoms-up and top down approach in selecting stocks for purchase was used for the Fund. This approach is similar to the process we use to manage the companion large-cap growth fund. Fundamental analysis of the company was the final gate before a stock could be included in the portfolio. But the top-down assessment of the macroeconomic environment, and what industries and sectors were likely to prosper, guided us in searching for attractive prospects. The only difference between the two funds is in the weighting given to the top-down read. For the large-cap fund, the macroeconomic assessment carries more influence than in the small-cap fund.

The key macroeconomic bet made by the Fund was in the stocks of mortgage insurance companies. The team assessed that the residential housing market in the United States had hit bottom and was finally beginning to rebound. To profit from the housing recovery, we purchased shares in several of the hard hit mortgage insurers. Although all were experiencing losses on their books of businesses originated before 2007/2008, all were reporting improving margins in the new policies being underwritten. Recovery rates were also proving to be better than the apocalyptic predictions at the height of the crash. Genworth Financial (GNW), Radian Group (RDN) and MBIA (MBI) all contributed positively to the Fund’s performance; the position in MGIC Investment (MTG) however did not. Net-net, the mortgage insurer holdings aided performance over the fiscal year, but at the cost of increasing volatility.

Also on the plus side, the Fund did hold many stocks that did appreciate over this period. Top contributors included Affymax (AFFY) and Mediavation (MDVN). Both firms are bio-technology companies whose share prices rose during the Fund’s fiscal year. Coeur d’Alene Mines (CDE) and Eloqua (ELOQ) round out the list of top contributors.

American Independence Funds

This is the valedictory annual report for the Fund. Given the Fund’s small size Management and the Fund’s Board determined to liquidate the Fund on or around December 28, 2012.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Small Cap Growth Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 9, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2012	Annualized
	1 Year	Since Inception
Small Cap Growth Fund
Institutional Class Shares	6.11%	(4.25)%(2)
Class A Shares (1)	(0.44)%	(11.17)%(3)
Russell 2000 Growth Index	9.70%	4.79%(2)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	For the period December 9, 2010 (commencement of operations) through October 31, 2012.
(3)	For the period April 19, 2011 (commencement of operations) through October 31, 2012.

The Russell 2000 Growth Index is an unmanaged index of common stocks for companies that make-up the Russell 2000 Index and have been identified by the Russell Investment Group as offering higher price-to-book ratios and higher forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Large Cap Growth Fund Commentary

Robert Natale – Portfolio Manager

The American Independence Large-Cap Growth Fund (Institutional share class, the “Fund”) finished its fiscal year ended October 31, 2012, down 5.06%. In comparison, its benchmark, the Russell 1000 Growth Index (the “Index”) was up 13.02%. During this same period, the S&P 500 Index – another widely used benchmark for U.S. large-cap stocks – gained 15.21%.

The last fiscal year was a difficult period for the Fund. While the Fund started 2012 well ahead of its Index, in April and May the Fund’s performance stumbled (in the absolute and relative to its Index and the S&P 500), and was unable to make good the losses in the time remaining to the fiscal year. Between those two months, the Fund lost more than 8.0% in relative performance versus the Russell 1000 Growth Index (and, lost 17.3% in absolute terms).

As a growth oriented equity fund, the Fund seeks out companies with favorable earnings growth prospects. Such firms may be partitioned into two sub-sets: those expected to experience a cyclical boost in earnings; and, those firms projected to undergo a secular rise in earnings. The latter is what most investors think of when they hear the term growth. Generally, firms falling within this category are growing as the result of having introduced a completely new product or service (creating in the process new demand), or, having re-designed (often in a revolutionary fashion) an existing product concept.

SanDisk (SNDK) a decade ago – through its success commercializing flash memory as a new form of non-volatile memory – is an example of a business that created a whole new industry. Thanks in large part to SanDisk, there is hardly a key ring in the United States that does not have at least one USB drive attached. Apple (AAPL) through its introduction of the iPod, then the iPhone and now the iPad has revolutionized the consumer electronics industry. The first of its string of successes was essentially a radical re-think of Sony’s popular Walkman cassette player.

Both companies were held by the Fund during the fiscal year. But both companies, though illustrative of the point, are rare. Most earnings growth stories are cyclical stories. Improving market conditions – in terms of increased demand, lower prices for key inputs or firming prices to the end consumer – fuel the anticipated earnings growth. To this category we would add firms that have undertaken some form of restructuring to improve their competitiveness.

Many of the cyclical earnings growth investments made by the Fund did not pay off in the last fiscal year. Key detractors include Molycorp (MCP), Peabody Energy (BTU), Cliffs Natural Resources (CLF) and Allegheny Technologies (ATI).

We used a combination bottoms-up and top down approach in selecting stocks for purchase. Fundamental analysis of the company was the final gate before a stock could be included in the portfolio. But the top-down assessment of the macroeconomic environment, and what industries and sectors were likely to prosper, guided us in searching for attractive prospects.

Early in 2012, we projected the expansion would continue and would gain steam. By the early summer, this assessment was revised. Unfortunately both calls – while not necessarily wrong – missed the mark as far as the consensus emerging among other investors. We believe in many of the detracting names there is good value. It is just it will take time for other investors to recognize their value.

On the positive side, the Fund did hold many stocks that did appreciate over this period. Top contributors included Apple (AAPL), Comcast (CMCSA), Gilead Sciences (GILD) and American Capital (ACAS).

This is the valedictory annual report for the Fund. Management and the Fund’s Board of Trustees approved the liquidation of the Fund as of December 7, 2012, due to the Fund’s small size.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Large Cap Growth Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 9, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2012	Annualized
	1 Year	Since Inception
Large Cap Growth Fund
Institutional Class Shares	(5.06)%	(6.46)%(2)
Class A Shares (1)	(11.01)%	(15.48)%(3)
Russell 1000 Growth Index	13.02%	9.20%(2)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	For the period December 9, 2010 (commencement of operations) through October 31, 2012.
(3)	For the period April 19, 2011 (commencement of operations) through October 31, 2012.

The Russell 1000 Growth Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering higher price-to-book ratios and higher forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Kansas Tax-Exempt Bond Fund Commentary

Robert Campbell – Portfolio Manager

The American Independence Kansas Tax-Exempt Bond Fund (Institutional share class) returned 6.42% for the fiscal year ending October 31, 2012. Over this period, the Barclays Capital 7-Year Municipal Bond Index returned 7.62%.

The year posed a challenging environment for municipalities – at all levels of government – across the United States. Kansas was not exempt from the fiscal pressures and economic realities frustrating the budgetary process. Even before the Great Recession (of 2008) played havoc with municipal revenues, cutting sales, income and property tax receipts, many jurisdictions faced the prospect of making some very difficult choices. In brief, the electorate and its representatives must decide whether they prefer to increase taxes to sustain government services, to reduce the range of services provided or some combination of tax increases and expenditure cuts.

We can think of few individuals who will pay unnecessary taxes without protest. But on the other hand, we can think of few individuals who are prepared to voluntarily forego public services they currently receive. During 2012 Governor Brownback sought to limit the growth of state government; his ultimate stated goal is to roll back the overall size of the government too. The legislature has resisted. Post-election, the task before the two sides is to reach a compromise to produce future balanced budgets. This will be no easy task. Balanced budgets will likely require some shared sacrifice by Kansans. We expect Kansans may see a reduction in the support of the arts, road and street maintenance, funding of the post-secondary education, reduced access to parks and recreational facilities, and maybe reduced hours at the Department of Motor Vehicle offices, to name just a few of the economic measures proposed. Absent from this list is the state’s support of primary and secondary education through state aid to schools. The outcome of the debate in Topeka has concerned Kansans watching as well as other interested parties like the rating agencies and municipal bond investors.

The Kansas municipal bond market had an increase in its total volume from last year. Both the national and Kansas municipal markets saw volumes rise by 39% over the prior year. On a national basis just under 50% of the volume was related to refunding activity. Given the historically low interest rates in the current environment, it is no surprise issuers have been quick to call bonds as soon as possible, replacing higher coupon debt with lower yielding bonds. Today’s long municipal bond rates are 0.8% lower than last year at this time (3.2% versus 4.0% for 20-year AAA Government Obligations or GOs). Most of this change occurred in the first half of the time period, although at the end of our fiscal year the municipal bond markets were rallying again. Despite the challenges municipalities face and the low level of interest rates, investors have a seemingly insatiable appetite for bonds of all stripes.

While the Kansas municipal market follows the national municipal market – these in turn are influenced primarily by conditions in the U.S. Treasury and other fixed income markets – Kansas debt prices are sensitive to local factors as well. Kansas has many relatively small municipalities and municipal bond issuers. In the municipal bond market most municipal bonds are sold as tax exempt securities, but some of these bonds (bank qualified, or BQ bonds) offer banks an additional incentive. As a consequence, BQ bonds tend to trade at higher prices, offering lower yields, than corresponding non-BQ bonds of similar credit quality and maturity. Since Kansas has many smaller municipal bond issuers, BQ municipal bonds are more prevalent in the Kansas market than the national municipal market. In 2012, BQ bonds from Kansas represented 25% of the total new issue market; in the national market BQ bonds accounted for only 8% of the total volume thus far in 2012. Since the Fund and its shareholders do not receive the extra benefit (afforded banks) from holding BQ bonds, the Fund typically avoids purchasing such bonds.

This restriction, in light of the current interest rate environment and the Fund’s asset growth, imposes a challenge to the Fund’s management. The American Independence Kansas Fund strives to produce an attractive after-tax yield for its shareholders. In the current interest rate environment, this has become increasingly difficult. As bonds mature or are called away, the Fund’s average after-tax yield has declined. This is a reflection of the dramatic drop in yields in the market place since 2008. Growth of the Fund has made a challenging environment more difficult. In the past year, assets have increased from $285 million to $316 million.

In response to these challenges, the Fund has expanded its investment into selective smaller blocks of Kansas paper. Even with this added diversification effort the Fund continues to hold a larger money market position than it prefers while waiting for attractive issues to come to market. The Fund’s premium and income orientation also hindered the Fund’s appreciation as interest rates have fallen further. Its intermediate orientation has also limited its appreciation as longer maturity bonds gained more than shorter maturity debt as interest rates fell.

American Independence Funds

Next year we anticipate these challenges will continue. But the Fund’s management remains dedicated to its philosophy of preferring Kansas tax-exempt income over taxable appreciation. And, we will also not waver from our past strategy of sticking to conservative credits in the intermediate maturity range.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Kansas Tax-Exempt Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2012	Annualized
	1 Year	5 Year	10 Year
Kansas Tax-Exempt Bond Fund
Institutional Class Shares	6.42%	5.01%	4.16%
Class A Shares (1)	1.47%	3.70%	3.32%
Class C Shares (2)	4.36%	4.02%	3.12%
Barclays 7-Year Municipal Bond Index	7.62%	6.53%	5.21%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund’s Class A shares and Institutional Class shares. The performance of the Class C shares of the Fund, prior to commencement of operations on May 22, 2007, includes the performance of the Fund’s Class A shares, which has been restated to reflect differences in any applicable sales charges and expenses.

The Barclays 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Strategic Income Fund Commentary

Jack Montgomery – Portfolio Manager

The American Independence Strategic Income Fund (Institutional share class, the “Fund”) returned 2.35% for the fiscal year ending October 31, 2012. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Aggregate 1-3 Year Index (the “Index”), returned 1.32%. The Fund’s relative outperformance was due to a number of factors throughout the year.

In December 2011, the Fund’s management was changed. The new manager is HighMark Capital Management, a subsidiary of Union Bank of California. Motivating the change were two beliefs about the future. First and foremost was AIFS’ assessment that the United States might remain in a low interest rate environment for some period of time. If so, Treasury and Agency issues would unlikely generate the interest income levels you, our shareholders, depend upon. Second, if and when interest rates began to move higher from what are historic lows, other types of debt instruments might cushion this blow more effectively than Treasury or Agency securities. For these two reasons, the Fund’s Manager hired HighMark to sub-advise the Fund and shareholders approved at a meeting held on December 27, 2011.

The latest fiscal year was characterized by generally unchanged short-term Treasury yields as the 2-Year Treasury Note ended the period only five basis points (bps) higher than it began. During most of the twelve months, the 2-Year Treasury Note yield remained within a very narrow range of 0.20% to 0.30%, except for in early 2012 when encouraging signs of economic growth briefly caused yields to move higher. Unfortunately, this temporary spike (which pushed the 2-Year yield briefly above 0.40%) occurred as we were re-positioning the portfolio, shedding some of the lower yielding Treasury securities held by the Fund for higher yielding corporate debt securities.

Most non-Treasury sectors outperformed for the year, as the Barclays Capital 1-3 Year Treasury Index gained 0.4%, while the Barclays Capital 1-3 Year Investment-Grade Corporate Bond Index returned 3.3%. Shorter maturity mortgage-backed securities and asset-backed securities also outperformed Treasuries during the fiscal year. The Fund benefitted from the outperformance of these sectors since it was underweight Treasuries and overweight Corporate, Mortgage-Backed and Asset-Backed Securities sectors for most of the time period. Positive contributors to Fund performance included Delta Air EETC (1.4% of total market value), Morgan Stanley (0.6%), AIG (0.9%), Ford (0.9%), and Transocean (0.7%). Detractors included the GSR Trust 2004-4 B1 (0.3%), Goldman Sachs (no longer held), Hewlett Packard (1.3%), ArcelorMittal (no longer held) and Wells Fargo (1.3%).

The period coinciding with the Fund’s fiscal year was another boom year for bonds. The Federal Reserve Board’s (FRB) policy of quantitative easing continued to keep interest rates low across the Treasury yield curve. The benchmark 10-Year Treasury Note yield declined to 1.72% (as of October 31, 2012) versus 2.17% one year ago. FRB’s Chairman Ben Bernanke has been quite vocal in outlining the central bank’s strategy and the duration of its easing. By reducing intermediate and long-term interest rates – in nominal and real (or, after inflation has been deducted) terms – the FRB seeks to spur investment spending whether on new factories and machinery by businesses or new homes by consumers. Another intended consequence is to induce consumers to refinance their home mortgages, thereby reducing their monthly payments and thus providing consumers with extra, free cash flow to spend on other goods and services.

While the economic benefits to date have been mixed, the FRB’s continuing intervention in the Treasury and mortgage security markets has been a boon for investors. Credit spread instruments – such as corporate bonds – along the maturity spectrum have gained in price as a result.

With respect to interest rates, we believe the 2-Year Treasury Note yield will remain 1.0% for some time to come. We believe it will be difficult for rates to sustain levels around 0.50% given the FRB’s intervention in the Treasury markets and investors’ volatile expectations. At the same time, we suspect it will be difficult for rates to remain at levels below 0.25% – barring of course either a recession in the U.S., a significant reduction in inflationary expectations, or an unanticipated event in Europe.

In spread sectors, the search for yield continues to create a severe imbalance between supply and demand – in other words, a positive technical environment. We expect fundamentals will continue to support spread sectors, particularly the credit sectors. Valuations, however, may be teetering in a range beyond reasonable “fair value.” Our concern is that investors are being “forced” into risk positions given historically low Treasury yields. Positive recent performance is also enticing investors hungry for yield.

Our concern is that persistently low interest rates are fueling a credit boom in corporate debt instruments, particularly for comparatively yield rich junk bonds. This lure and temptation may prove irresistible for many investors, especially if the

American Independence Funds

low interest rate environment continues as expected through 2013. Now is perhaps not the time to increase risk, given credit spreads (relative to Treasuries) are low. In the event of another recession, investors may find current low yields afford insufficient return for the increased risk assumed.

While other mutual funds categorized as short-term investment grade debt funds have been increasing their holdings of lower rate investment grade debt (rated below BBB-/Baa3) or investing a greater proportion in high yield bonds, your management has refrained from the excesses other funds have engaged in. This has hurt our relative peer group standing. But we acknowledge our shareholders have purchased the Fund to provide diversification for the equity portion of their portfolios, or repository for principal needed over the next 12 to 18 months. We believe our shareholders should actively make that shift; as opposed to their bond fund manager surreptitiously making that move by increasing the share of lower rated debt in the fund (which has a higher correlation to equity market movements). In the wake of the 2008 financial market meltdown, a number of investors discovered to their regret that their short- to intermediate-term investment grade debt fund was not of the quality they expected or depended upon. We urge our shareholders to consider this point when making other bond fund investments.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Strategic Income Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2012	Annualized
	1 Year	5 Year	10 Year
Strategic Income Fund
Institutional Class Shares	2.35%	2.40%	2.70%
Class A Shares (1)	(0.37)%	1.69%	2.25%
Barclays 1-3 Year U.S. Aggregate	1.32%	3.37%	3.29%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.41%	2.70%	2.78%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 2.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the UltraShort Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to the commencement of operations on May 3, 2006, includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses. Effective December 27, 2011, the Fund changed its name to Strategic Income Fund.

The Barclays Capital 1-3 Year Aggregate Index is an index of U.S. bonds with maturities of one to three years, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities ranging from approximately one to three years.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Core Plus Fund Commentary

David M. Dirk – Portfolio Manager

The American Independence Core Plus Fund (Institutional share class, the “Fund”) returned 6.08% for the fiscal year ending October 31, 2012. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), returned 5.25%. The Fund’s relative outperformance was due to a number of factors throughout the year.

The period coinciding with the Fund’s fiscal year was another boom year for bonds. The Federal Reserve Board’s (FRB) policy of quantitative easing continued to keep interest rates low across the Treasury yield curve. The benchmark 10-Year Treasury Note yield declined to 1.72% (as of October 31, 2012) versus 2.17% one year ago. FRB’s Chairman Ben Bernanke has been quite vocal in outlining the central bank’s strategy and the duration of its easing. By reducing intermediate and long-term interest rates – in nominal and real (or, after inflation has been deducted) terms – the FRB seeks to spur investment spending whether on new factories and machinery by businesses or new homes by consumers. Another intended consequence is to induce consumers to refinance their home mortgages, thereby reducing their monthly payments and thus providing consumers with extra, free cash flow to spend on other goods and services.

While the economic benefits to date have been mixed, the FRB’s continuing intervention in the Treasury and mortgage security markets has been a boon for investors. Credit spread instruments – such as corporate bonds – have gained in price as a result. The Barclays Capital U.S. Credit Index (a component of the U.S. Aggregate Index which includes corporate and asset backed debt instruments) is up 9.7% for the year ending October 31, 2012. The Barclays Capital U.S. Corporate High Yield Index (composed of debt instruments issued by U.S. businesses carrying a below investment grade debt rating of BBB-/Baa3) returned 13.6% over this time.

In this environment, the Fund’s strategy of overweighting credit-sensitive components of the Index such as corporate bonds aided relative performance. Within the corporate bond segment, financials were one of the best-performing sectors. The Fund concentrated its overweight in financials in short-to-intermediate maturities in an effort to capture spread but control volatility.

Security selection was a positive contributor to returns within the credit sector. Over the course of the year, lower quality bonds outperformed higher quality bonds. The Fund took advantage of this trend by increasing the allocation of lower quality securities such as high yield.

The yield curve exposure of the Fund had a slightly positive impact on returns for the year. The Fund continues to favor maturities primarily concentrated in the 5- to 10-year portion of the maturity spectrum. The Fund’s performance benefited from this strategy since interest rates declined the most in the 10-year part of the curve during the fiscal year.

The positive impact of these factors (on relative performance versus the Fund’s benchmark) was slightly offset by the average duration maintained by the Fund over the past twelve months. The Fund had a somewhat defensive duration posture relative to the Index’s for a portion of the year. Consequently, the decline in interest rates adversely impacted returns relative to the Index. By the end of the fiscal year, management nudged duration slightly higher to bring it in line with the Index. Recent comments by Chairman Bernanke suggest the central bank will continue to provide liquidity to the financial markets through quantitative easing until 2014, at least. Thus our expectation is interest rates will remain in their current trading range in 2013.

With respect to interest rates, we see 10-year interest rates trading in a broad range of 1.50% to 2.50%. We believe it will be difficult for rates to sustain levels around 2.50% given the Fed’s intervention in the Treasury markets. At the same time, we suspect it will be difficult for rates to remain at levels below 1.50% – barring of course either a recession in the U.S., a significant reduction in inflationary expectations, or an unanticipated event in Europe. In this range-bound environment, we will remain relatively neutral in duration but with a more defensive posture at the lower bound and a more aggressive posture at the upper bound. We intend to maintain this strategy until the FRB finally signals it will commence unwinding its purchases of Treasury and mortgage securities. At that time, we will re-evaluate and re-position the portfolio in expectation of higher interest rates.

In spread sectors, the search for yield continues to create a severe imbalance between supply and demand – in other words, a positive technical environment. In the mortgage sector, the FRB’s intervention – purchasing $40 billion per month thus absorbing nearly all new mortgage production – will exacerbate this imbalance. Demand from displaced mortgage investors will likely reinforce the bidding for other spread assets.

We expect fundamentals will continue to support spread sectors, particularly the credit sectors. Key measures of credit market conditions (abundant liquidity, low leverage, high coverage ratios) remain near historic highs. Valuations,

American Independence Funds

however, have now moved beyond reasonable “fair value.” Our concern is that investors are being “forced” into risk positions given historically low Treasury yields. Positive recent performance is also enticing investors hungry for yield.

Our concern is persistently low interest rates are fueling a credit boom in corporate debt instruments, particularly for comparatively yield rich junk bonds. This lure and temptation may prove irresistible for many investors, especially if the low interest rate environment continues as expected through 2013. Now is perhaps not the time to increase risk, given credit spreads (relative to Treasuries) are low. In the event of another recession, investors may find current low yields afford insufficient return for the increased risk assumed.

While other mutual funds categorized as intermediate term investment grade debt funds have been increasing their holdings of lower rate investment grade debt (rated below BBB-/Baa3) or investing a greater proportion in high yield bonds, your management has refrained from the excesses other funds have engaged in. This has hurt our relative peer group standing. But we acknowledge our shareholders have purchased the Fund to provide diversification for the equity portion of their portfolios. We believe our shareholders should actively make that shift; as opposed to their bond fund manager surreptitiously making that move by increasing the share of lower rated debt in the fund (which has a higher correlation to equity market movements). We urge our shareholders to consider this point when making other bond fund investments.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Core Plus Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2012	Annualized
	1 Year	5 Year	10 Year
Core Plus Fund
Institutional Class Shares	6.08%	6.87%	5.23%
Class A Shares (1)	1.22%	5.76%	4.60%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.39%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to commencement of operations on May 3, 2006 includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

The Barclays U.S. Aggregate Bond Index is representative of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

U.S. Inflation-Indexed Fund Commentary

Cedric Scholtes – Portfolio Manager

The American Independence U.S. Inflation-Indexed Fund (Institutional share class, the “Fund”) returned 7.56% for the fiscal year ending October 31, 2012. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Treasury Inflation-Linked Notes Index gained 8.03%. The broader Treasury bond market, as measured by the Barclays Capital U.S Treasury Index, returned 3.66% during this time frame.

The period coinciding with the Fund’s fiscal year was another boom year for bonds. The Federal Reserve Board’s (FRB) policy of quantitative easing continued to keep interest rates low across the Treasury yield curve. The benchmark 10-Year Treasury Note yield declined to 1.72% (as of October 31, 2012) versus 2.17% one year ago. The decline was even more dramatic for the benchmark 10-Year Treasury Inflation Protected Security (TIPS). Over the fiscal year, the yield dropped from 0.08% to a negative 0.78%. In the current environment, given the uncertainties surrounding the economy (both at home and abroad) and the prospects for inflation, investors seem content to accept a negative yield in the short-term in exchange for future protection against rising prices.

FRB’s Chairman Ben Bernanke has been quite vocal in outlining the central bank’s strategy and the duration of its easing. By reducing intermediate and long-term interest rates – in nominal and real (or, after inflation has been deducted) terms – the FRB seeks to spur investment spending whether on new factories and machinery by businesses or new homes by consumers. Another intended consequence is to induce consumers to refinance their home mortgages, thereby reducing their monthly payments and thus providing consumers with extra, free cash flow to spend on other goods and services.

While the economic benefits to date have been mixed, the FRB’s continuing intervention in the Treasury and mortgage security markets has been a boon for investors. The boom not only includes Treasury notes and bonds but credit spread instruments – such as corporate bonds – as well. The Barclays Capital U.S. Credit Index (composed of corporate and asset backed debt instruments) is up 9.7% for the year ending October 31, 2012.

Inflation in comparison has been reasonably tame. The Consumer Price Index for All Urban Consumers (CPI-U) is up just 2.0% on a non-seasonally adjusted (NSA) basis over the twelve months ending October 31, 2012. While pressures have thus far been moderate, we are beginning to see signs of renewed inflationary pressures. Tight market conditions for residential rentals are starting to seep through the economy. The shelter (or, housing) component of the CPI-U rose 2.3% over this period. Declining vacancies coupled with a dearth of multi-family construction during the housing bubble years, means landlords in many regions of the country are able to push rents higher. Rising insurance costs – whether for health, auto or home – though a small share of the overall total, are rising at more than twice the CPI-U rate. Other components such as water and sewage, trash collection, parking and tolls, determined largely by fiscally hard-pressed municipalities are rising at a much faster rate. Slow economic growth is not necessarily synonymous with price stability. Consumer price inflation is something we should all keep an eye on.

During this period, Fund returns reflected thus a combination of a decline in TIPS yields, positive inflation accretion and coupon income. The yield decline was the largest contributor to the Fund’s overall return.

Although the tone of U.S. data over the last couple of months has certainly been more upbeat, we remain cautious on the outlook, given unresolved euro-zone risks and the prospect of a severe U.S. fiscal contraction in 2013 given the political impasse on fiscal matters in Washington DC. While there are indications of growing momentum in manufacturing and homebuilding, and consumers have shown a willingness to spend on certain big-ticket items, we caution that income growth remains very modest, and households continue their struggle to reduce debt. The reality of fiscal drag in 2013 and the other lingering uncertainties noted will, in our view, keep overall GDP growth at levels insufficient to create strong job creation. Consequently, we anticipate the FRB will maintain a bias towards easing for much of 2013 and possibly into 2014.

We remain cautious in establishing any short duration position relative to the benchmark, given our perception of the central bank’s intent to keep real yields (adjusted for inflation) at historically depressed levels. Nevertheless, measures of long-dated forward yields – which tend to be less volatile and are linked to economic growth rates – have declined sharply, potentially providing an opportunity to underweight duration and protect the portfolio from a backup in yields.

American Independence Funds

Although we recognize the risks of narrowing in the breakeven inflation rate as a result of an economic slowdown from fiscal contraction, we contend the FRB’s commitment to ease monetary policy until the economy improves puts a floor on the level of breakeven inflation spreads. At this time, we estimate this floor on 10-year breakeven inflation to be approximately 2.35%.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

U.S. Inflation-Indexed Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2012	Annualized
	1 Year	5 Year	10 Year
U.S. Inflation-Indexed Fund
Institutional Class Shares	7.56%	8.15%	7.31%
Class A Shares (1)	2.56%	6.93%	6.58%
Class C Shares (2)	5.53%	7.85%	7.16%
Barclays U.S. Treasury Inflation-Linked Notes Index	8.03%	7.88%	7.02%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on May 9, 2008. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 16, 2008 and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 4, 2011, commencement of operations, and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Barclays U.S. Treasury Inflation-Linked Notes Index is an unmanaged index that tracks the performance of U.S. Treasuries the cash flows for which are linked to an inflation index.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Fusion Fund Commentary

Francis J. Ledwidge and Timothy D. Voake – Portfolio Managers

The American Independence Fusion Fund (Institutional share class, the “Fund”) returned 6.78% for the fiscal year ending October 31, 2012. Over this same period, the Fund’s benchmark, the S&P 500 Index (the “Index”) – returned 15.21%.

Although the Fund lagged the S&P 500 Index, it was in a bull market year for stocks. In such an environment, the Fund – with an average net sensitivity (the ratio of the Fund’s NAV movement to a 1% change in the S&P 500) to the Index of 0.5% over the fiscal year – is expected to lag an index which is fully invested in U.S. equities at all times. Against other more comparable yardsticks, the Fund outperforms. Versus the RAFI U.S. Equity Long/Short Index the Fund is ahead by 4.4% for the fiscal year; and, against the average long/short equity fund tracked by Lipper, the Fund leads by almost 2.0%.

The path was not entirely straight up during the fiscal year. While 2012 started out fine – with the S&P 500 Index reaching a high of 1,419 in April – in May and June the market gave way. At its June low of 1,278, the S&P 500 Index was just teetering into bear market territory (broadly considered by investors as a 10% decline in the index). The impetus for the sell-off: renewed turmoil in Europe over Greece (and, Spain as well); a perception that the expansion in the United States was stalling; and, worrisome signals from China, suggesting growth was slowing faster than investors anticipated. During this period of market turmoil, the Fund picked up ground – approximately 2.1% – versus its Index.

Once past a turbulent June, the U.S. equity markets rallied until October. During the last month of the Fund’s fiscal year, the Index declined almost 2.0%. During this downdraft, the Fund gained almost 1.0% versus its Index.

All-in-all, the period coinciding with the Fund’s fiscal year was another boom year for stocks and corporate bonds. Despite the prevailing uncertainties, the Federal Reserve Board’s (FRB) policy of quantitative easing continued to keep interest rates low across the Treasury yield curve which boosted investors’ appetite for risky assets. It may be said, that what the central bank has taken away in the form of interest income, it has more than made up in capital gains. By reducing intermediate and long-term interest rates – in nominal and real (or, after inflation has been deducted) terms – the FRB seeks to spur investment spending whether on new factories and machinery by businesses or new homes by consumers. Another intended consequence is to induce consumers to refinance their home mortgages, thereby reducing their monthly payments and thus providing consumers with extra, free cash flow to spend on other goods and services. While the economic benefits to date have been mixed, the FRB’s continuing intervention in the Treasury and mortgage security markets has been a boon for investors.

Apple (AAPL), PVH Corp. (PVH), Comcast (CMCSA) and G-III Apparel (GIII) were the key contributors to the Fund’s overall performance, with each rising by more than 35% over the fund’s fiscal year. Marvell (MRVL) and GT Advanced Technologies (GTAT) were the worst detractors, each falling by over 40% over the fiscal year. Shorts on broader indices made losses for much of the year. These losses were mitigated somewhat by our generally having a lower allocation to shorts when the market was rising than when it was falling. Moreover, they did reduce volatility, which is a key reason for their use by the Fund. With the exception of May, the use of index puts was a constant, if small, drag on performance, but would have been instrumental in protecting the portfolio if, at any time, conditions had deteriorated markedly.

We think the September peaks for most of the U.S. equity indices may provide a serious level of resistance, which it will be hard for the market to push through before it has greater visibility about corporate earnings in 2013. This is all the more true since the timing coincided with a peak price for Apple, which has been the star counter of the market’s recovery since 2009. Looking from a micro based perspective first, as is our standard analytical practice; we find few individual stocks to be compelling, which is not unusual after a near 4-year bull market. If we focus on the largest industry sectors in the U.S., Information Technology appears cheap but perhaps justifiably so given the seeming end of the PC era and transformation of a large part of the industry to commoditized production of items facing constant price depreciation. The premium smartphone growth wave is also nearing a climax as there are less and less affluent consumers to convert and the value in the industry has essentially already migrated to the two oligopolistic producers Samsung and Apple.

American Independence Funds

The next largest industry remains Financials where a combination of zero interest rate policy (ZIRP), deleveraging and increased regulation suggests the sector’s returns on equity and absolute size must shrink further. Banks’ dividend payouts are now decided not by boards but by the FRB, which is likely to be prone to be overly restrictive and one-paced when deciding on payouts. Thus, the potential for reliable generous dividends will likely be replaced by more aggressive buybacks, which are frankly of limited use to continuing shareholders. Energy could be exciting if the Obama administration were willing to embrace natural gas as the fuel of the next fifteen years and to provide incentives to build out local infrastructure for its delivery or allow substantial exports to the more richly priced world market.

In sum, 2013 may prove somewhat more difficult than 2012 for U.S. equity markets as a U.S. recession cannot be entirely ruled out and profits’ growth will slow and could falter. Nonetheless, we see limited danger of a precipitate fall in overall stock prices as U.S. housing, which is the public’s primary source of wealth, continues its recovery; monetary policy is also quite unlikely to be tightened. Volatility too should be limited as interest rate differentials between currencies are low and equity yield support provides some back stop in a ZIRP environment. Easier monetary and fiscal policy in emerging markets should provide more liquidity for world markets, commodities and gold while European financial market prospects may be sustained by their relatively low valuations. The implied monetary fix and commitment has clearly been ordered in advance of the German elections in September 2013. In this environment, the Fund’s defensive but equity-oriented characteristics should have a compelling part to play in overall allocation.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Fusion Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 22, 2009. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2012	Annualized
	1 Year	Since Inception
Fusion Fund
Institutional Class Shares	6.78%	(1.07)%(2)
Class A Shares(1)	0.19%	(2.12)%(3)
S&P 500 Index	15.21%	10.79%(2)
Consumer Price Index	1.91%	2.27% (4)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	For the period December 22, 2009 (commencement of operations) through October 31, 2012.
(3)	For the period June 30, 2011 (commencement of operations) through October 31, 2012.
(4)	For the period November 30, 2009 through October 31, 2012.

The S&P 500 Index consists of 500 companies from a wide range of industries chosen for market size, liquidity and industry grouping.

The Consumer Price Index, or CPI, is a monthly measurement of inflation.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Absolute Return Bull Bear Bond Fund Commentary

Robert Campbell – Portfolio Manager

The American Independence Absolute Return Bull Bear Bond Fund (Institutional share class, the “Fund”) lost 2.05% for the fiscal year ending October 31, 2012. Over this same period, the Fund’s benchmark, the Barclays Capital U.S. Treasury Bond Index (the “Index”) – returned 3.66%.

The period coinciding with the Fund’s fiscal year was another boom year for bonds. The Federal Reserve Board’s (FRB) policy of quantitative easing continued to keep interest rates low across the Treasury yield curve. The benchmark 10-Year Treasury Note yield declined to 1.72% (as of October 31, 2012) versus 2.17% one year ago. FRB’s Chairman Ben Bernanke has been quite vocal in outlining the central bank’s strategy and the duration of its easing. By reducing intermediate and long-term interest rates – in nominal and real (or, after inflation has been deducted) terms – the FRB seeks to spur investment spending whether on new factories and machinery by businesses or new homes by consumers. Another intended consequence is to induce consumers to refinance their home mortgages, thereby reducing their monthly payments and thus providing consumers with extra, free cash flow to spend on other goods and services.

Judging by the numbers, the FRB is now a significant force in the Treasury note and bond markets (notes are debt instruments with maturities of at least 1 year but less than 10 years; bonds are debt instruments with maturities of 10 years or more). At the end of the 3rd Quarter 2012, the central bank held more than $1.6 trillion in Treasury notes and bonds. In comparison, during 2007 – the year before the financial market collapse – holdings averaged $0.5 Trillion. Current positions are thus a multiple of what the Federal Reserve would routinely hold during normal times.

The years since the 2008 crash though have hardly qualified as normal. Although the global financial markets have managed to avoid a replay of 2008’s events, in the period since the crash, the markets have skirted with calamity time and time again. There are numerous reasons for the want of confidence which periodically sends the prices of risky assets (such as equities and corporate debt instruments) lower. Europe remains a muddle. Although the European Monetary Union has been preserved for now, with Greece still a member if not in good standing, painful restructuring, both economically and politically, needs to be carried through to reassure investors. China is an enigma. Investors have a gnawing sense that all is not well in the Middle Kingdom. Emerging markets, the darlings of the past decade, lack the economic heft to pull the rest of the world forward in their expansion. And, in the United States, the political impasse in Washington continues to threaten to derail the real economy and with it the tenuous confidence in the financial markets.

Against this back drop, it is then no surprise the FRB’s policy response has been innovative, pervasive and committed. Consequently, the historical relationships between monetary policy, the real economy, precious metals and interest rates (which are at the heart of the interest rate scorecard used to manage the Fund) have become undone. Guideposts of the past today provide no direction to the future.

Over the last fiscal year, there were several months when our signals pointed in the opposite direction to the market’s ultimate move. In November 2011, the Fund was positioned with a longer duration. Duration is a measure of a bond’s – or a portfolio of bonds – sensitivity to interest rate changes. All things being equal, a bond with a higher duration exhibits larger price swings as interest rates fluctuate. Unfortunately, the Treasury markets rallied. This cost the Fund approximately 1.3% in relative performance.

In April 2012, a flight to quality precipitated by uncertainty in Greece caused Treasury note and bond yields to decline. Our barometer however suggested there was a higher probability of rates increasing. The Fund was positioned with a negative duration (which would have caused the Fund to gain in value as interest rates rose). The divergence resulted in another gap – approximately 4.7% – between the Fund’s return and the performance of its Index.

Extensive and persistent central bank intervention coupled with volatile investor confidence worked against the Fund’s investment process. So even the indicators pointed in the right direction, the Fund was not able to erase the deficit.

As it became evident during the summer that the FRB’s aggressive policy of quantitative easing would be extended, management, in conjunction with the Board of Trustees, decided the strategy was unlikely to be successful in such an environment. For this reason, we solicited a shareholder proxy to change the objectives and strategy of the Fund. We believe the new strategy, along with the new management team, has a higher probability of achieving success in the current environment.

Naturally, we are disappointed in the Fund’s results for the past fiscal year. We hope though you will continue to remain invested in the Fund as the new team assumes responsibility for its management.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Absolute Return Bull Bear Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on July 8, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2012	Annualized
	1 Year	Since Inception
Absolute Return Bull Bear Fund Bond Fund
Institutional Class Shares	(2.05)%	(2.06)%(2)
Class A Shares (1)	(6.46)%	(4.14)%(3)
Barclays U.S. Treasury Index	3.66%	4.95%(4)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	For the period July 8, 2010 (commencement of operations) through October 31, 2012.
(3)	For the period July 7, 2010 (commencement of operations) through October 31, 2012.
(4)	For the period June 30, 2010 through October 31, 2012.

Barclays U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2012

Security Description	Shares	Value ($)
Common Stocks — 91.1%
Business Services — 4.2%
FedEx Corp.	38,000	3,495,620
Omnicom Group, Inc.	25,000	1,197,750
VistaPrint NV (a) (b)	56,000	1,706,320
		6,399,690
Consumer Discretionary — 4.5%
AutoZone, Inc. (b)	10,000	3,750,000
McGraw-Hill Cos., Inc. (The)	20,000	1,105,600
Starbucks Corp.	45,000	2,065,500
		6,921,100
Consumer Staples — 8.6%
Archer-Daniels-Midland Co.	125,000	3,355,000
Bunge Ltd. (a)	42,000	2,983,260
Diageo PLC - ADR (a)	20,000	2,284,800
Green Mountain Coffee Roasters, Inc. (b)	60,000	1,449,600
Imperial Tobacco Group PLC - ADR (a)	43,100	3,254,050
		13,326,710
Energy — 9.5%
Canadian Oil Sands Ltd. (a)	152,000	3,233,040
Halliburton Co.	105,000	3,390,450
Occidental Petroleum Corp.	62,300	4,919,208
Royal Dutch Shell PLC, Class A - ADR (a)	46,000	3,150,080
		14,692,778
Financials — 15.5%
American International Group, Inc. (b)	150,000	5,239,500
Assured Guaranty, Ltd. (a)	138,000	1,916,820
Citigroup, Inc.	68,000	2,542,520
Fairfax Financial Holdings Ltd. (a)	10,000	3,724,500
Goldman Sachs Group, Inc. (The)	28,000	3,426,920
JPMorgan Chase & Co.	58,000	2,417,440
MetLife, Inc.	70,000	2,484,300
Wells Fargo & Co.	65,000	2,189,850
		23,941,850
Health Care — 17.3%
Cardinal Health, Inc.	120,000	4,935,600
Covidien PLC (a)	115,000	6,319,250
Johnson & Johnson	47,000	3,328,540
Laboratory Corp. of America Holdings (b)	27,000	2,287,710
McKesson Corp.	60,000	5,598,600
Thermo Fisher Scientific, Inc.	70,000	4,274,200
		26,743,900
Industrials — 12.9%
Caterpillar, Inc.	66,000	5,597,460
Cummins, Inc.	57,000	5,334,060
Deere & Co.	26,000	2,221,440
General Dynamics Corp.	51,000	3,472,080
Joy Global, Inc.	51,000	3,184,950
		19,809,990
Information Technology — 15.0%
Apple, Inc.	9,000	5,355,900
Cisco Systems, Inc.	125,000	2,142,500
Corning, Inc.	270,000	3,172,500
Dell, Inc.	510,000	4,707,300
EMC Corp. (b)	140,000	3,418,800

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	October 31, 2012

Security Description	Shares	Value ($)
Common Stocks — 91.1% (continued)
Information Technology — 15.0% (continued)
Microsoft Corp.	153,000	4,365,855
		23,162,855
Materials — 1.5%
Freeport-McMoRan Copper & Gold, Inc.	60,000	2,332,800

Utilities — 2.1%
Southern Co. (The)	70,000	3,278,800
Total Common Stocks (Cost $122,872,733)		140,610,473

Short-Term Investment — 9.3%
Money Market Fund — 9.3%
Federated Government Obligations Fund, Institutional Shares, 0.02% (c)	14,353,972	14,353,972
Total Short-Term Investments (Cost $14,353,972)		14,353,972

Total Investments (Cost $137,226,705(d)) — 100.4%		$154,964,445

Liabilities in excess of other assets — (0.4)%		(648,714)

NET ASSETS — 100.0%		$154,315,731

(a)	Foreign security incorporated outside the United States.
(b)	Non-income producing security.
(c)	Represents the 7 day yield at 10/31/12.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$140,610,473	$—	$—	$140,610,473
Short-Term Investments	14,353,972	—	—	14,353,972
Total Investments	$154,964,445	$—	$—	$154,964,445

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2012

Security Description	Shares	Value ($)
Common Stocks — 99.4%
Australia — 7.5%
BHP Billiton, Ltd.	15,000	532,715
Coca-Cola Amatil, Ltd.	55,000	767,057
Commonwealth Bank of Australia	31,000	1,856,336
CSL, Ltd.	20,000	985,068
		4,141,176
Belgium — 1.7%
Ageas	36,000	915,978

Brazil — 1.8%
Cia de Bebidas das Americas	18,000	735,888
Raia Drogasil SA	25,000	275,219
		1,011,107
China — 0.7%
Bank of China Ltd., Class H	1,000,000	411,608

Denmark — 1.0%
Novo Nordisk A/S, Class B	3,500	563,918

Finland — 3.9%
Kone OYJ, Class B	13,000	930,737
Metso OYJ	10,000	350,784
Neste Oil OYJ	20,000	249,968
Sampo OYJ, Class A	20,000	626,668
		2,158,157
France — 11.4%
BNP Paribas SA	37,000	1,860,788
Cap Gemini SA	17,000	714,410
Danone	10,000	614,552
Dassault Systemes SA	4,000	421,355
LVMH Moet Hennessy Louis Vuitton SA	3,000	487,495
Technip SA	5,000	563,043
Unibail-Rodamco SE	5,500	1,239,050
Vivendi SA	20,000	409,097
		6,309,790
Germany — 7.9%
Allianz SE	3,000	371,880
BASF SE	5,500	455,637
Deutsche Telekom AG	50,000	570,753
Fuchs Petrolub AG	10,000	622,651
Hannover Rueckversicherung AG	11,000	773,578
SAP AG	13,000	946,741
Siemens AG	6,000	602,877
		4,344,117
Hong Kong — 5.1%
Cheung Kong Holdings, Ltd.	45,000	664,830
China Mobile, Ltd.	60,000	665,411
CNOOC, Ltd.	475,000	986,761
Sun Hung Kai Properties, Ltd.	35,000	487,284
		2,804,286
Italy — 4.0%
Enel SpA	200,000	751,587
ENI SpA	20,000	458,987
Mediaset SpA	100,000	174,939

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2012

Security Description	Shares	Value ($)
Common Stocks — 99.4% (continued)
Italy — 4.0% (continued)
Mediobanca SpA	140,000	797,512
		2,183,025
Japan — 14.2%
ABC-Mart, Inc.	9,000	394,095
Astellas Pharma, Inc.	9,000	446,453
East Japan Railway Co.	10,000	685,600
Hisamitsu Pharmaceutical Co., Inc.	12,000	620,042
Hitachi, Ltd.	100,000	529,213
Honda Motor Co., Ltd.	15,000	448,517
Lawson, Inc.	4,000	293,757
McDonald's Holdings Co., Ltd.	10,000	277,493
Mizuho Financial Group, Inc.	450,000	703,741
Nissin Foods Holdings Co., Ltd.	7,000	264,481
NTT DOCOMO, Inc.	200	293,507
Oriental Land Co., Ltd.	6,000	817,465
ORIX Corp.	6,000	615,539
Seven Bank Ltd.	100,000	285,250
Sumitomo Corp.	60,000	816,715
Sysmex Corp.	8,000	375,829
		7,867,697
Netherlands — 3.2%
Aegon NV	170,000	949,022
ASML Holding NV	15,000	825,126
		1,774,148
Norway — 1.3%
Statoil ASA	30,000	740,358

Poland — 0.9%
Synthos SA	300,000	497,684

Singapore — 1.3%
Keppel Land Ltd.	250,000	696,664

South Africa — 0.5%
Life Healthcare Group Holdings Ltd.	70,000	263,852

South Korea — 0.9%
POSCO	1,500	472,446

Spain — 1.7%
Amadeus IT Holding SA, Class A	20,000	495,011
Inditex SA	3,500	446,469
		941,480
Sweden — 4.4%
Electrolux AB	14,000	358,049
Swedbank AB	60,000	1,112,216
Swedish Match AB	5,000	170,299
Volvo AB, Class B	60,000	807,035
		2,447,599
Switzerland — 4.5%
Nestle SA	15,000	951,997
Roche Holding AG	2,000	384,665
Syngenta AG	3,000	1,172,036
		2,508,698

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2012

Security Description	Shares	Value ($)
Common Stocks — 99.4% (continued)
Taiwan — 1.9%
Far EasTone Telecommunications Co., Ltd.	200,000	461,446
Mega Financial Holding Co., Ltd.	304,500	221,502
Yuanta Financial Holding Co., Ltd.	800,000	361,489
		1,044,437
Thailand — 0.7%
Advanced Info Service PCL	60,000	386,623

United Kingdom — 18.9%
AstraZeneca PLC	40,000	1,854,358
British American Tobacco PLC	15,000	741,784
BT Group PLC	340,000	1,164,008
Carnival PLC	25,000	992,428
Catlin Group, Ltd.	40,000	303,657
GlaxoSmithKline PLC	40,000	893,507
InterContinental Hotels Group PLC	18,667	460,126
Lancashire Holdings, Ltd.	33,000	458,821
Royal Dutch Shell PLC, Class A	50,000	1,711,777
Sage Group PLC (The)	50,000	250,282
TUI Travel PLC (a)	100,000	404,382
Vodafone Group PLC	200,000	542,130
Wolseley PLC	15,000	654,664
		10,431,924
Total Common Stocks (Cost $52,060,366)		54,916,772

Short-Term Investment — 0.3%
Money Market Fund — 0.3%
Dreyfus Cash Management, Institutional Shares, 0.07% (b)	174,622	174,622
Total Short-Term Investments (Cost $174,622)		174,622

Total Investments (Cost $52,234,988(c)) — 99.7%		$55,091,394

Other assets in excess of liabilities — 0.3%		166,773

NET ASSETS — 100.0%		$55,258,167

(a)	Non-income producing security.
(b)	Represents the 7 day yield at 10/31/12.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$54,916,772	$—	$—	$54,916,772
Short-Term Investments	174,622	—	—	174,622
Total Investments	$55,091,394	$—	$—	$55,091,394

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Small Cap Growth Fund	October 31, 2012

Security Description	Shares	Value ($)
Common Stocks — 99.2%
Consumer Discretionary — 16.0%
Denny's Corp. (a)	26,257	120,782
Entravision Communications Corp., Class A	54,236	73,219
HomeAway, Inc. (a)	2,025	52,063
Jamba, Inc. (a)	72,447	158,659
Pandora Media, Inc. (a)	8,510	71,399
Red Robin Gourmet Burgers, Inc. (a)	2,835	94,689
Sotheby's	3,000	93,390
Tumi Holdings, Inc. (a)	3,475	77,840
		742,041
Consumer Staples — 2.5%
Rite Aid Corp. (a)	101,100	117,276

Energy — 4.3%
Newpark Resources, Inc. (a)	13,505	91,699
Poseidon Concepts Corp. (b)	7,230	106,964
		198,663
Financials — 14.8%
American Capital, Ltd. (a)	13,598	160,321
Assured Guaranty, Ltd. (b)	7,890	109,592
Epoch Holding Corp.	4,420	96,887
NetSpend Holdings, Inc. (a)	12,475	133,607
Radian Group, Inc.	39,512	185,311
		685,718
Health Care — 19.0%
Affymax, Inc. (a)	7,770	177,078
Agenus, Inc. (a)	6,730	30,083
ARIAD Pharmaceuticals, Inc. (a)	4,995	107,642
Array BioPharma, Inc. (a)	6,535	27,055
Biolase, Inc. (a)	23,160	43,309
BioSante Pharmaceuticals, Inc. (a)	10,643	13,091
Biovest International, Inc. (a)	90,503	17,377
Halozyme Therapeutics, Inc. (a)	9,246	48,911
ImmunoCellular Therapeutics, Ltd. (a)	21,405	38,315
ImmunoGen, Inc. (a)	6,375	70,635
Incyte Corp. (a)	4,580	73,097
NPS Pharmaceuticals, Inc. (a)	10,600	97,944
Vascular Solutions, Inc. (a)	4,555	68,644
Vivus, Inc. (a)	4,400	65,560
		878,741
Industrials — 8.2%
Actuant Corp., Class A	4,317	121,912
Terex Corp. (a)	6,060	136,653
United Rentals, Inc. (a)	3,005	122,183
		380,748
Information Technology — 25.6%
Actuate Corp. (a)	17,630	93,968
Anixter International, Inc.	1,822	106,806
Bankrate, Inc. (a)	7,275	78,061
Eloqua, Inc. (a)	6,750	157,477
Hackett Group, Inc. (The) (a)	21,695	84,393
IPG Photonics Corp. (a)	660	35,033
Liquidity Services, Inc. (a)	2,140	88,232
Magal Security Systems Ltd. (a) (b)	15,896	58,815
Mattson Technology, Inc. (a)	47,935	43,022

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Small Cap Growth Fund	October 31, 2012

Security Description	Shares	Value ($)
Common Stocks — 99.2% (continued)
Information Technology — 25.6% (continued)
Maxwell Technologies, Inc. (a)	5,015	32,648
MKS Instruments, Inc.	3,632	85,824
Power-One, Inc. (a)	21,429	86,359
SunPower Corp. (a)	7,830	33,747
Teradyne, Inc. (a)	6,400	93,568
Web.com Group, Inc. (a)	6,810	107,462
		1,185,415
Materials — 4.6%
Coeur d'Alene Mines Corp. (a)	5,065	156,559
Materion Corp.	2,597	54,407
		210,966
Telecommunication Services — 4.2%
8x8, Inc. (a)	15,710	102,901
Iridium Communications, Inc. (a)	12,175	89,973
		192,874
Total Common Stocks (Cost $4,544,547)		4,592,442

Short-Term Investment — 1.2%
Money Market Fund — 1.2%
Federated Government Obligations Fund, Institutional Shares, 0.02% (c)	53,796	53,796
Total Short-Term Investments (Cost $53,796)		53,796

Total Investments (Cost $4,598,343(d)) — 100.4%		$4,646,238

Liabilities in excess of other assets — (0.4)%		(20,214)

NET ASSETS — 100.0%		$4,626,024

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 10/31/12.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$4,592,442	$—	$—	$4,592,442
Short-Term Investments	53,796	—	—	53,796
Total Investments	$4,646,238	$—	$—	$4,646,238

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Large Cap Growth Fund	October 31, 2012

Security Description	Shares	Value ($)
Common Stocks — 102.3%
Consumer Discretionary — 23.8%
Bed Bath & Beyond, Inc. (a)	335	19,323
Bloomin' Brands, Inc. (a)	1,295	17,702
Coach, Inc.	215	12,051
Comcast Corp., Class A	729	27,345
Darden Restaurants, Inc.	487	25,626
DIRECTV, Class A (a)	376	19,217
Macy's, Inc.	515	19,606
Nordstrom, Inc.	440	24,979
Sotheby's	490	15,254
TripAdvisor, Inc. (a)	395	11,964
		193,067
Consumer Staples — 2.7%
CVS Caremark Corp.	473	21,947

Energy — 8.4%
Canadian Natural Resources, Ltd. (b)	538	16,247
Halliburton Co.	285	9,203
Noble Energy, Inc.	264	25,083
Schlumberger Ltd. (b)	255	17,730
		68,263
Financials — 16.9%
Affiliated Managers Group, Inc. (a)	283	35,799
American Capital, Ltd. (a)	2,625	30,949
American International Group, Inc. (a)	485	16,941
Assured Guaranty, Ltd. (b)	1,345	18,682
CBRE Group, Inc., Class A (a)	795	14,326
Hartford Financial Services Group, Inc.	945	20,516
		137,213
Health Care — 8.8%
Celgene Corp. (a)	343	25,149
Gilead Sciences, Inc. (a)	429	28,812
Warner Chilcott PLC, Class A (b)	1,480	17,138
		71,099
Industrials — 4.8%
General Electric Co.	908	19,123
United Rentals, Inc. (a)	485	19,720
		38,843
Information Technology — 31.3%
Adobe Systems, Inc. (a)	491	16,694
Apple, Inc.	105	62,485
Bankrate, Inc. (a)	1,205	12,930
eBay, Inc. (a)	516	24,918
EMC Corp. (a)	886	21,636
Facebook, Inc., Class A (a)	1,015	21,432
Google, Inc., Class A (a)	35	23,792
MercadoLibre, Inc.	215	18,053
Microsoft Corp.	712	20,317
QUALCOMM, Inc.	389	22,786
Skyworks Solutions, Inc. (a)	380	8,892
		253,935
Materials — 5.0%
Allegheny Technologies, Inc.	444	11,699
Cliffs Natural Resources, Inc.	315	11,425

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Large Cap Growth Fund	October 31, 2012

Security Description	Shares	Value ($)
Common Stocks — 102.3% (continued)
Materials — 5.0% (continued)
Newmont Mining Corp.	310	16,911
		40,035
Telecommunication Services — 0.6%
NII Holdings, Inc. (a)	585	4,662
Total Common Stocks (Cost $747,933)		829,064

Total Investments (Cost $747,933(c)) — 102.3%		$829,064

Liabilities in excess of other assets — (2.3)%		(18,722)

NET ASSETS — 100.0%		$810,342

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$829,064	$—	$—	$829,064
Total Investments	$829,064	$—	$—	$829,064

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Municipal Bonds — 95.1%
Allen County Public Building Commission, Facilities, Revenue Bonds,
5.05%, 12/01/31, Callable 12/01/22	1,310,000	1,451,729
5.15%, 12/01/36, Callable 12/01/22	500,000	541,660
Bel Aire Public Building Commission, Facilities, Revenue Bonds, AMBAC, 4.25%, 2/01/36, Callable 2/01/15 (a)	830,000	842,002
Blue Valley Recreation Commission, COP, AGM, 3.85%, 10/01/14	500,000	530,150
Butler County Unified School District No. 385 Andover, School District, GO, UT, NATL-RE, 5.00%, 9/01/18, Callable 9/01/15	2,000,000	2,225,600
Butler County Unified School District No. 394 Rose Hill, School District, GO, UT, AGM, 3.50%, 9/01/24, Pre-Refunded 9/01/14 @ 100	875,000	925,347
Butler County Unified School District No. 490 El Dorado, School District, GO, UT, AGM,
5.00%, 9/01/23, Pre-Refunded 9/01/15 @ 100	500,000	563,725
4.05%, 9/01/27, Callable 9/01/17	630,000	691,204
Butler County Unified School District No. 490 El Dorado, School District, GO, UT, FSA,
5.00%, 9/01/24, Pre-Refunded 9/01/15 @ 100	690,000	777,940
5.00%, 9/01/24, Pre-Refunded 9/01/15 @ 100	395,000	445,343
City of Abilene, GO, UT,
4.30%, 9/01/27, Callable 9/01/20	250,000	280,088
4.60%, 9/01/30, Callable 9/01/20	810,000	912,967
City of Beloit, Facilities, Revenue Bonds, 5.00%, 4/01/32, Callable 4/01/17	500,000	523,905
City of Beloit, Power, Revenue Bonds, 4.75%, 12/01/31, Callable 12/01/18	250,000	262,488
City of Burlington, Development, Revenue Bonds, XLCA, 5.25%, 12/01/23, Putable 4/01/13 @ 100 †	1,000,000	1,013,980
City of Burlington, Power, Revenue Bonds, XLCA, 4.65%, 9/01/35, Callable 9/01/15 †	2,030,000	2,118,792
City of Burlington, Utilities, Revenue Bonds, NATL-RE, 5.30%, 6/01/31, Callable 6/01/14	1,195,000	1,233,156
City of Coffeyville, Power, Revenue Bonds, 4.20%, 6/01/23, Callable 6/01/17	100,000	101,746
City of Dodge City, Facilities, Revenue Bonds, AGM, 5.25%, 6/01/31, Callable 6/01/19	800,000	926,776
City of Dodge City, GO, UT, AGM, 4.25%, 9/01/29, Callable 9/01/19	835,000	926,658
City of Erie, GO, UT, 4.00%, 9/01/29, Callable 9/01/17	200,000	203,416
City of Eudora, GO, UT, 3.00%, 9/01/32, Callable 9/01/22	100,000	100,506
City of Fairway, GO, UT,
3.75%, 9/01/25, Callable 9/01/17	250,000	274,358
4.00%, 9/01/28, Callable 9/01/17	470,000	518,231
4.00%, 9/01/29, Callable 9/01/17	390,000	428,318
City of Hays, Nursing Homes, Revenue Bonds, 4.25%, 10/01/32, Callable 10/01/16	1,000,000	1,006,770
City of Hiawatha, GO, UT, 4.60%, 10/01/26, Pre-Refunded 10/01/14 @ 100	300,000	324,012
City of Horton, Power, Revenue Bonds, 4.15%, 10/01/21, Callable 10/01/19	540,000	594,022
City of Junction City, GO, UT, AGM, 4.50%, 9/01/31, Callable 9/01/20	1,000,000	1,096,550
City of La Cygne, Power, Revenue Bonds, XLCA, 4.05%, 3/01/15	382,000	401,096
City of Lansing, GO, UT, FSA, 4.45%, 9/01/22, Callable 9/01/17	395,000	439,651
City of Lawrence, Medical, Revenue Bonds,
5.38%, 7/01/16, Callable 7/01/13	1,000,000	1,025,700
5.25%, 7/01/21, Callable 7/01/16	610,000	674,989
City of Lawrence, Water, Revenue Bonds, 4.30%, 11/01/22, Callable 11/01/18	235,000	261,433
City of Leawood, GO, UT, 4.20%, 9/01/23, Callable 9/01/17	565,000	620,766
City of Lenexa, GO, UT, 4.00%, 9/01/25, Callable 9/01/14	480,000	502,723
City of Lindsborg, GO, UT, 4.60%, 10/01/29, Callable 10/01/18	600,000	648,552
City of Maize, Water, Revenue Bonds, 5.25%, 8/01/26, Callable 8/01/16	1,000,000	1,090,810
City of Manhattan, GO, UT,
4.50%, 11/01/17	400,000	468,816
3.25%, 11/01/20, Callable 11/01/19	350,000	384,395
4.10%, 11/01/26, Callable 11/01/18	415,000	451,719
3.10%, 11/01/28, Callable 11/01/22	145,000	146,995
City of Marion, GO, UT, 3.75%, 9/01/34, Callable 9/01/22 (b)	250,000	249,990
City of McPherson KS Water System, Revenue Bonds, 3.25%, 10/01/27, Callable 10/01/20	1,000,000	1,013,230
City of Newton, GO, UT, NATL-RE, 5.00%, 9/01/24, Pre-Refunded 9/01/14 @100	1,000,000	1,084,770

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Municipal Bonds — 95.1% (continued)
City of Olathe, Medical, Revenue Bonds,
5.13%, 9/01/22, Callable 9/01/17	1,315,000	1,450,721
5.25%, 9/01/25, Callable 9/01/19	540,000	610,875
4.00%, 9/01/28, Callable 9/01/21	250,000	260,180
5.00%, 9/01/29, Callable 9/01/17	800,000	849,864
4.00%, 9/01/30, Callable 9/01/21	450,000	463,482
5.00%, 9/01/30, Callable 9/01/19	750,000	832,117
2.00%, 3/01/37, Callable 3/01/16, Putable 3/01/17 @ 100 †	275,000	276,675
City of Olathe, Tax Allocation, 5.45%, 9/01/22, Callable 3/01/17	660,000	472,758
City of Oswego, GO, UT,
3.25%, 12/01/30, Callable 12/01/22	335,000	340,769
3.25%, 12/01/30, Callable 12/01/22	295,000	300,080
City of Ottawa, Education, Revenue Bonds, 5.00%, 4/15/25, Callable 4/15/19	1,510,000	1,710,317
City of Overland Park, GO, UT,
3.00%, 9/01/17	735,000	819,834
5.00%, 9/01/19, Callable 9/01/13	630,000	652,428
City of Park City, GO, UT, 5.38%, 12/01/25, Callable 12/01/19	500,000	550,375
City of Phillipsburg, Facilities, Revenue Bonds, 4.50%, 10/01/28, Callable 10/01/20	545,000	608,645
City of Pittsburg, Tax Allocation, 4.90%, 4/01/24, Callable 4/01/16	1,100,000	741,345
City of Roeland Park, Tax Allocation, 5.38%, 8/01/19, Callable 8/01/15	500,000	504,960
City of Salina KS Water & Sewage System Revenue, Utilities, Revenue Bonds, 4.38%, 10/01/28, Callable 10/01/19	115,000	126,983
City of Salina, GO, UT, 3.88%, 10/01/25, Callable 10/01/18	885,000	987,961
City of Salina, Medical, Revenue Bonds,
5.00%, 10/01/20, Callable 4/01/16	460,000	505,365
5.00%, 10/01/23, Callable 4/01/16	570,000	616,814
City of Shawnee, GO, UT, 4.00%, 12/01/25, Callable 12/01/19	370,000	421,190
City of Topeka KS Combined Utility Revenue, Utilities, Revenue Bonds,
3.38%, 8/01/32, Callable 8/01/20	1,335,000	1,344,465
3.50%, 8/01/33, Callable 8/01/20	2,285,000	2,315,916
City of Topeka, GO, UT,
3.50%, 8/15/30, Callable 8/15/17	225,000	229,363
4.00%, 8/15/30, Callable 8/15/15	2,000,000	2,059,320
4.50%, 8/15/30, Callable 8/15/19	450,000	491,103
City of Topeka, Utilities, Revenue Bonds, 4.50%, 8/01/33, Callable 8/01/19	650,000	712,803
City of Wamego, Pollution, Revenue Bonds, NATL-RE, 5.30%, 6/01/31, Callable 6/01/14	900,000	928,737
City of Wichita KS Water & Sewer Utility Revenue, Utilities, Revenue Bonds, 3.25%, 10/01/31, Callable 10/01/20	1,070,000	1,100,088
City of Wichita, GO, UT,
4.00%, 6/01/23, Callable 6/01/17	405,000	447,100
4.00%, 6/01/24, Callable 6/01/16	150,000	162,068
4.00%, 6/01/24, Callable 6/01/17	180,000	197,878
4.00%, 6/01/24, Callable 6/01/20	100,000	113,114
2.50%, 6/01/25, Callable 6/01/22	405,000	411,569
4.00%, 6/01/25, Callable 6/01/17	820,000	894,653
4.00%, 12/01/25, Callable 12/01/20	100,000	111,599
4.00%, 6/01/26, Callable 6/01/20	475,000	527,454
4.00%, 12/01/26, Callable 12/01/20	165,000	183,115
4.00%, 6/01/27, Callable 6/01/20	780,000	864,427
2.50%, 10/01/27, Callable 10/01/21 (b)	1,335,000	1,328,392
4.00%, 12/01/29, Callable 12/01/20	250,000	278,913
City of Wichita, Medical, Revenue Bonds,
5.00%, 11/15/17	200,000	228,152
4.75%, 11/15/24, Callable 11/15/19	810,000	876,258
5.25%, 11/15/24, Callable 11/15/19	2,150,000	2,413,912
5.00%, 11/15/29, Callable 11/15/21	3,070,000	3,398,736

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Municipal Bonds — 95.1% (continued)
City of Wichita, Nursing Homes, Revenue Bonds, 4.00%, 4/01/27, Callable 4/01/16	680,000	682,128
City of Wichita, Utilities, Revenue Bonds,
5.00%, 10/01/25, Callable 10/01/21	1,000,000	1,195,820
5.00%, 10/01/28, Callable 10/01/21	2,650,000	3,141,071
City of Wichita, Water, Revenue Bonds, 5.00%, 10/01/39, Callable 10/01/19	1,000,000	1,121,890
City of Wichita, Water/Sewer, Revenue Bonds,
4.00%, 10/01/29, Callable 10/01/20	1,000,000	1,103,200
5.00%, 10/01/29, Callable 10/01/19	750,000	867,195
4.00%, 10/01/30, Callable 10/01/20	1,000,000	1,098,690
City of Wichita, Water/Sewer, Revenue Bonds, AGM, 5.00%, 10/01/32, Callable 10/01/17	500,000	558,590
City of Wichita, Water/Sewer, Revenue Bonds, AMBAC, 5.13%, 10/01/29, Callable 10/01/15 (a)	780,000	860,254
City of Wichita, Water/Sewer, Revenue Bonds, NATL-RE FGIC,
5.00%, 10/01/13	800,000	834,128
5.25%, 10/01/15, Pre-Refunded 10/01/13 @ 100	350,000	365,719
5.00%, 10/01/16, Callable 10/01/14	500,000	541,520
5.25%, 10/01/17, Pre-Refunded 10/01/13 @ 100	2,300,000	2,403,293
Cloud County Public Building Commission, Revenue Bonds, 4.10%, 10/15/32, Callable 10/15/22	225,000	232,427
Coffeyville Community College, Higher Education, Revenue Bonds, 5.05%, 10/01/25, Pre-Refunded 10/01/15 @ 100	1,975,000	2,209,531
Colby Community College, Higher Education, COP, 5.00%, 8/01/31, Callable 8/01/16	250,000	261,238
Commonwealth of Puerto Rico, GO, UT, AGC, 5.50%, 7/01/29	275,000	327,764
County of Cherokee, COP, NATL-RE FGIC, 5.00%, 12/01/21, Callable 12/01/15	1,170,000	1,274,071
County of Douglas, GO, UT,
4.00%, 9/01/24, Callable 9/01/19	425,000	481,844
4.25%, 9/01/30, Callable 9/01/19	320,000	351,754
County of Douglas, GO, UT, AMBAC, 5.00%, 8/01/18, Pre-Refunded 8/01/13 @ 100 (a)	1,935,000	2,003,093
County of Ford, GO, UT, AGM, 4.25%, 9/01/22, Callable 9/01/16	250,000	269,350
County of Franklin, COP, 4.75%, 9/01/21, Callable 9/01/13	750,000	761,287
County of Johnson, GO, UT,
4.50%, 9/01/13	1,230,000	1,273,431
4.75%, 9/01/27, Callable 9/01/18	500,000	565,215
3.00%, 9/01/30, Callable 9/01/22	1,215,000	1,213,299
County of Neosho, Revenue Bonds, AGC,
4.00%, 10/01/18	220,000	248,446
4.00%, 10/01/19	225,000	255,753
County of Scott, GO, UT, 5.00%, 4/01/28, Callable 4/01/20	500,000	603,525
County of Sedgwick KS / County of Shawnee, Single Family Housing, Revenue Bonds, GNMA,
8.05%, 5/01/14	10,000	10,235
6.70%, 6/01/29	55,000	57,608
County of Sedgwick, GO, UT, 4.20%, 8/01/25, Pre-Refunded 8/01/15 @ 100	535,000	590,319
County of Sedgwick, Medical, Revenue Bonds,
5.00%, 8/01/25, Callable 8/01/15	500,000	527,705
5.25%, 8/01/31, Callable 8/01/15	500,000	525,305
County of Shawnee, COP,
5.00%, 9/01/22, Callable 9/01/15	1,640,000	1,774,316
5.00%, 9/01/23, Callable 9/01/15	1,840,000	1,984,366
County of Shawnee, GO, UT, 3.00%, 9/01/26, Callable 9/01/19	250,000	258,425
County of Shawnee, GO, UT, AGM, 5.00%, 9/01/19, Callable 9/01/15	700,000	761,152
Cowley County Unified School District No. 465 Winfield, School District, GO, UT, NATL-RE,
5.25%, 10/01/15, Callable 10/01/13	50,000	51,962
5.25%, 10/01/15, Pre-Refunded 10/01/13 @ 100	1,260,000	1,316,587
Crawford County Public Building Commission, Revenue Bonds, 5.38%, 9/01/24, Callable 9/01/19	2,300,000	2,628,532
Dodge City Community College, Higher Education, Revenue Bonds, 5.13%, 4/01/30, Callable 4/01/20	250,000	272,040
Douglas County Unified School District No. 348 Baldwin City, School District, GO, UT, 5.00%, 9/01/30, Callable 9/01/19	1,405,000	1,570,706

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Municipal Bonds — 95.1% (continued)
Douglas County Unified School District No. 491 Eudora, School District, GO, UT, AGM,
5.00%, 9/01/26, Callable 9/01/21	725,000	847,039
5.00%, 9/01/29, Callable 9/01/18	450,000	506,691
Franklin County Rural Water District No. 6, Water, Revenue Bonds, 4.00%, 5/01/27, Callable 5/01/17	200,000	205,748
Geary County Unified School District No. 475, School District, GO, UT, NATL-RE,
5.25%, 9/01/18, Callable 9/01/15	795,000	867,138
5.25%, 9/01/20, Pre-Refunded 9/01/15 @ 100	2,025,000	2,297,261
5.25%, 9/01/22, Pre-Refunded 9/01/15 @ 100	1,650,000	1,871,842
Harvey County Unified School District No. 373 Newton, School District, GO, UT, FSA, 4.80%, 9/01/18, Callable 12/03/12	635,000	637,134
Harvey County Unified School District No. 373 Newton, School District, GO, UT, NATL-RE,
5.00%, 9/01/20, Callable 9/01/18	100,000	115,456
5.00%, 9/01/22, Callable 9/01/18	1,700,000	1,922,989
Hoisington Public Building Corp., Medical, Revenue Bonds, AMBAC, 5.00%, 11/01/23, Callable 11/01/14 (a)	1,700,000	1,792,463
Hutchinson Community College & Area Vocational School, Higher Education, COP,
3.75%, 10/01/32, Callable 10/01/21	250,000	258,028
4.00%, 10/01/37, Callable 10/01/21	1,700,000	1,730,583
Johnson & Miami Counties Unified School District No. 230 Spring Hills, School District, GO, UT, 5.25%, 9/01/29, Callable 9/01/21	1,500,000	1,773,870
Johnson County Community College District, Higher Education, Revenue Bonds, AMBAC, 5.00%, 11/15/24, Pre-Refunded 11/15/12 @ 100 (a)	1,000,000	1,001,340
Johnson County Park & Recreation District, COP, 5.00%, 9/01/23, Callable 9/01/13	870,000	890,506
Johnson County Park & Recreation District, Facilities, COP,
4.00%, 9/01/18	610,000	691,429
4.13%, 9/01/27, Callable 9/01/19	720,000	782,064
Johnson County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 9/01/20, Callable 9/01/18	225,000	258,410
4.00%, 9/01/22, Callable 9/01/19	415,000	467,958
4.50%, 9/01/22, Callable 9/01/18	100,000	115,217
4.38%, 9/01/23, Callable 9/01/18	150,000	170,634
4.00%, 9/01/24, Callable 9/01/20	500,000	563,190
4.75%, 9/01/24, Callable 9/01/18	790,000	910,696
4.88%, 9/01/25, Callable 9/01/18	200,000	230,972
4.50%, 9/01/27, Callable 9/01/21	955,000	1,100,446
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO, UT, 4.00%, 10/01/31, Callable 10/01/22	1,000,000	1,050,940
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO, UT, AMBAC, 5.00%, 10/01/25, Callable 10/01/16 (a)	1,070,000	1,177,717
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO, UT, NATL-RE FGIC, 5.00%, 10/01/23, Callable 10/01/14	1,080,000	1,138,180
Johnson County Unified School District No. 232 De Soto, School District, GO, UT, AGM,
5.25%, 9/01/20, Callable 9/01/15	1,325,000	1,472,274
5.25%, 9/01/23, Callable 9/01/15	1,000,000	1,097,100
Johnson County Unified School District No. 232 De Soto, School District, GO, UT, NATL-RE, 5.00%, 3/01/15	600,000	651,330
Johnson County Unified School District No. 232 De Soto, School District, GO, UT, NATL-RE FGIC, 4.35%, 9/01/14, Pre-Refunded 9/01/13 @ 100	600,000	620,292
Johnson County Unified School District No. 233 Olathe, School District, GO, UT, NATL-RE FGIC, 5.50%, 9/01/14	325,000	354,751
Johnson County Unified School District No. 512 Shawnee Mission, School District, GO, UT, 4.25%, 10/01/23, Pre-Refunded 10/01/14 @ 100	1,000,000	1,075,390
Johnson County Water District No. 1, Water, Revenue Bonds,
3.00%, 1/01/16	1,225,000	1,318,357
3.25%, 7/01/20, Callable 7/01/18	1,440,000	1,590,955
4.50%, 7/01/22, Callable 1/01/20	500,000	590,985

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Municipal Bonds — 95.1% (continued)
3.50%, 1/01/27, Callable 1/01/20	475,000	516,325
3.25%, 12/01/30, Callable 12/01/17	2,505,000	2,572,259
Kansas Development Finance Authority, Development, Revenue Bonds,
4.00%, 6/01/17	695,000	777,371
4.00%, 10/01/20	250,000	282,098
4.00%, 11/01/27, Callable 11/01/19	765,000	842,800
3.00%, 8/01/28, Callable 8/01/20	1,000,000	1,004,100
4.00%, 11/01/28, Callable 11/01/19	550,000	604,082
5.00%, 11/01/28, Callable 11/01/19	2,055,000	2,347,159
3.25%, 5/01/29, Callable 5/01/20	1,000,000	1,024,760
5.00%, 11/01/29, Callable 11/01/19	2,060,000	2,347,267
5.00%, 6/15/31, Callable 6/15/19	2,500,000	2,805,700
3.13%, 8/01/31, Callable 8/01/20	500,000	501,180
Kansas Development Finance Authority, Facilities, Revenue Bonds,
5.00%, 10/01/22, Callable 10/01/15	1,140,000	1,251,982
3.38%, 5/01/24, Callable 5/01/20	395,000	415,982
Kansas Development Finance Authority, Facilities, Revenue Bonds, AMBAC,
5.00%, 10/01/13, Callable 12/03/12 (a)	500,000	501,520
5.25%, 10/01/17, Callable 12/03/12 (a)	135,000	135,342
Kansas Development Finance Authority, Facilities, Revenue Bonds, FGIC,
5.00%, 4/01/13	150,000	152,912
5.00%, 4/01/18, Pre-Refunded 4/01/14 @ 101	130,000	139,838
Kansas Development Finance Authority, Facilities, Revenue Bonds, FSA,
5.13%, 11/01/25, Callable 11/01/18	100,000	115,842
5.25%, 11/01/28, Callable 11/01/18	255,000	293,015
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE,
5.00%, 5/01/13	500,000	511,720
5.00%, 5/01/16, Callable 5/01/15	205,000	225,533
5.25%, 5/01/16, Callable 12/03/12	1,275,000	1,278,876
5.25%, 11/01/21, Callable 11/01/17	250,000	289,038
5.25%, 11/01/26, Callable 11/01/17	1,200,000	1,354,476
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE FGIC,
5.00%, 4/01/15	250,000	266,970
5.00%, 4/01/17, Callable 4/01/14	595,000	629,760
5.00%, 4/01/18, Callable 4/01/14	370,000	390,335
5.00%, 4/01/20, Callable 4/01/14	515,000	539,612
Kansas Development Finance Authority, Revenue Bonds,
5.00%, 7/01/31, Callable 7/01/17	2,000,000	2,206,360
4.75%, 9/01/34, Callable 9/01/19	200,000	222,746
Kansas Development Finance Authority, Higher Education, Revenue Bonds,
5.00%, 6/01/15, Callable 6/01/14	930,000	991,054
4.00%, 3/01/16	700,000	774,501
5.00%, 6/01/18, Callable 6/01/14	1,000,000	1,060,290
5.00%, 6/01/21, Callable 6/01/14	1,235,000	1,302,493
4.00%, 4/01/24, Callable 4/01/20	230,000	247,860
5.00%, 6/01/28, Callable 6/01/15	2,475,000	2,619,292
5.00%, 4/01/29, Callable 4/01/20	650,000	731,601
Kansas Development Finance Authority, Higher Education, Revenue Bonds, AMBAC,
5.25%, 8/01/19, Pre-Refunded 8/01/13 @ 100 (a)	145,000	150,314
5.25%, 8/01/19, Pre-Refunded 8/01/13 @ 100 (a)	265,000	274,816
5.00%, 10/01/20, Pre-Refunded 4/01/13 @ 102 (a)	200,000	207,878
5.00%, 5/01/21, Callable 5/01/15 (a)	2,090,000	2,261,108
5.00%, 10/01/21, Pre-Refunded 4/01/13 @ 102 (a)	2,545,000	2,644,713
5.00%, 10/01/21, Callable 4/01/13 (a)	205,000	211,722

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Municipal Bonds — 95.1% (continued)
Kansas Development Finance Authority, Higher Education, Revenue Bonds, NATL-RE, 4.25%, 4/01/27, Callable 4/01/15	200,000	206,980
Kansas Development Finance Authority, Higher Education, Revenue Bonds, XLCA, 5.00%, 2/01/26, Callable 2/01/16	2,000,000	2,164,940
Kansas Development Finance Authority, Medical, Revenue Bonds,
5.25%, 11/15/21, Callable 11/15/19	1,300,000	1,540,136
5.00%, 11/15/22, Callable 11/15/17	260,000	298,607
5.00%, 11/15/22, Callable 11/15/15	500,000	544,470
5.50%, 11/15/22, Callable 11/15/19	1,000,000	1,178,840
5.00%, 11/15/24, Callable 11/15/17	1,000,000	1,142,300
5.25%, 1/01/25, Callable 1/01/20	1,500,000	1,753,695
5.00%, 5/15/25, Callable 5/15/19	1,500,000	1,652,340
5.00%, 11/15/27, Callable 11/15/19	1,000,000	1,087,530
5.50%, 11/15/29, Callable 11/15/19	1,275,000	1,498,558
5.38%, 3/01/30, Callable 3/01/20	1,000,000	1,111,950
5.25%, 11/15/30, Callable 11/15/19	250,000	274,595
5.00%, 11/15/32, Callable 5/15/22	1,000,000	1,156,590
5.00%, 5/15/35, Callable 5/15/19	330,000	355,865
Kansas Development Finance Authority, Medical, Revenue Bonds, NATL-RE, 5.00%, 11/15/27, Callable 11/15/17	1,875,000	2,020,650
Kansas Development Finance Authority, Nursing Homes, Revenue Bonds, GNMA, 5.35%, 5/20/23, Callable 5/20/13	1,000,000	1,060,760
Kansas Development Finance Authority, Transportation, Revenue Bonds,
5.00%, 10/01/14	350,000	380,181
5.00%, 10/01/16	1,585,000	1,844,449
5.00%, 10/01/21, Callable 10/01/18	1,270,000	1,502,943
4.63%, 10/01/26, Callable 10/01/18	300,000	342,039
Kansas Development Finance Authority, Transportation, Revenue Bonds, NATL-RE FGIC,
5.00%, 11/01/20, Callable 11/01/16	950,000	1,087,398
5.00%, 11/01/21, Callable 11/01/16	500,000	568,760
5.00%, 11/01/22, Callable 11/01/16	200,000	226,010
5.00%, 11/01/23, Callable 11/01/16	1,250,000	1,408,437
5.00%, 11/01/25, Callable 11/01/16	1,000,000	1,119,360
4.38%, 11/01/26, Callable 11/01/16	650,000	697,788
Kansas Development Finance Authority, Water, Revenue Bonds,
5.50%, 11/01/13, Pre-Refunded 11/01/12 @ 100	900,000	900,000
5.50%, 11/01/15	200,000	229,436
5.50%, 11/01/19, Pre-Refunded 11/01/12 @ 100	960,000	960,000
3.13%, 4/01/21, Callable 4/01/17	1,500,000	1,590,345
3.25%, 4/01/23, Callable 4/01/17	1,795,000	1,884,499
5.00%, 4/01/23, Pre-Refunded 4/01/14 @ 100	1,860,000	1,982,239
4.00%, 3/01/24, Callable 3/01/19	165,000	182,540
5.00%, 11/01/24, Callable 11/01/13	1,000,000	1,041,170
4.00%, 3/01/27, Callable 3/01/19	775,000	840,681
6.00%, 4/01/27, Pre-Refunded 4/01/13 @ 100	2,000,000	2,047,340
5.00%, 11/01/28, Callable 11/01/13	100,000	103,714
Kansas Independent College Finance Authority, Higher Education, Revenue Bonds, 3.95%, 10/01/21, Callable 10/01/16	500,000	514,210
Kansas Power Pool, Power, Revenue Bonds, 5.00%, 12/01/31, Callable 12/01/20	1,000,000	1,082,000
Kansas Power Pool, Utilities, Revenue Bonds, 5.00%, 12/01/23, Callable 12/01/22	200,000	229,854
Kansas Rural Water Finance Authority, Water, Revenue Bonds,
3.75%, 9/01/30, Callable 3/01/21	250,000	254,650
4.10%, 9/01/34, Callable 3/01/21	270,000	278,446
Kansas State Department of Transportation, Transportation, Revenue Bonds,
5.50%, 9/01/14	1,000,000	1,093,840
5.00%, 3/01/20, Pre-Refunded 3/01/14 @ 100	1,220,000	1,296,274

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Municipal Bonds — 95.1% (continued)
4.30%, 9/01/21, Callable 9/01/18	575,000	667,564
5.00%, 9/01/22, Callable 9/01/18	4,615,000	5,500,849
5.00%, 9/01/23, Callable 9/01/18	2,070,000	2,454,668
5.00%, 9/01/24, Callable 9/01/18	1,335,000	1,578,197
Kansas Turnpike Authority, Transportation, Revenue Bonds,
4.00%, 9/01/26, Callable 9/01/20	1,000,000	1,109,700
3.00%, 9/01/27, Callable 9/01/20	1,000,000	1,007,630
Kansas Turnpike Authority, Transportation, Revenue Bonds, AGM, 5.00%, 9/01/20, Pre-Refunded 9/01/14 @ 101	500,000	547,355
La Cygne Public Building Commission, Facilities, Revenue Bonds, 5.00%, 11/01/29, Callable 11/01/19	375,000	418,463
Leavenworth County Unified School District No. 453, School District, GO, UT, AGM,
5.25%, 9/01/23, Callable 9/01/19	500,000	581,985
4.75%, 3/01/25, Callable 9/01/19	535,000	596,193
Leavenworth County Unified School District No. 458, School District, GO, UT,
5.25%, 9/01/28, Callable 9/01/19	1,250,000	1,443,975
5.00%, 9/01/29, Callable 9/01/19	395,000	441,843
5.00%, 9/01/30, Callable 9/01/19	215,000	239,796
Leavenworth County Unified School District No. 464, School District, GO, UT, NATL-RE, 5.00%, 9/01/25, Pre-Refunded 9/01/15 @ 100	1,380,000	1,555,881
Leavenworth County Unified School District No. 464, School District, GO, UT, NATL-RE FGIC, 4.10%, 9/01/25, Callable 9/01/17	405,000	442,341
Leavenworth County Unified School District No. 469, School District, GO, UT, FGIC, 5.00%, 9/01/24, Pre-Refunded 9/01/15 @ 100	2,400,000	2,705,880
Lyon County Public Building Commission, Facilities, Revenue Bonds, 4.00%, 12/01/21, Callable 12/01/18	500,000	541,710
Maize Public Building Commission, GO, Revenue Bonds, 5.20%, 5/01/31, Callable 5/01/16	1,000,000	1,070,640
Marais Des Cygnes Public Utility Authority, Water, Revenue Bonds, AGC, 4.50%, 12/01/31, Callable 12/01/17	20,000	21,421
Marais Des Cygnes Public Utility Authority, Water, Revenue Bonds, AGM, 4.63%, 12/01/38, Callable 12/01/17	780,000	830,513
Miami County Unified School District No. 367 Osawatomie, School District, GO, UT, AGM, 5.00%, 9/01/25, Pre-Refunded 9/01/15 @ 100	1,310,000	1,476,959
Miami County Unified School District No. 416 Louisburg, School District, GO, UT, NATL-RE,
4.00%, 9/01/15	900,000	964,260
5.00%, 9/01/20, Callable 9/01/16	1,235,000	1,354,881
Mitchell County Public Building Commission, Medical, Revenue Bonds, AGM, 4.50%, 3/01/28, Callable 3/01/18	430,000	474,853
Overland Park Transportation Development District, Transportation, Revenue Bonds, 5.90%, 4/01/32, Callable 4/01/20	1,000,000	1,091,240
Pawnee County Public Building Commission, Medical, Revenue Bonds,
4.00%, 2/15/31, Callable 2/15/22	495,000	516,839
4.40%, 2/15/36, Callable 2/15/22	500,000	518,885
Pratt County Public Building Commission, Revenue Bonds,
3.13%, 12/01/28, Callable 12/01/17 (b)	1,530,000	1,513,751
3.25%, 12/01/32, Callable 12/01/17 (b)	1,150,000	1,133,279
3.50%, 12/01/32, Callable 12/01/17 (b)	2,000,000	2,013,860
Puerto Rico Electric Power Authority, Power, Revenue Bonds, NATL-RE, 5.00%, 7/01/19	1,000,000	1,108,990
Puerto Rico Highway & Transportation Authority, Transportation, Revenue Bonds, AGC, 5.25%, 7/01/36	385,000	440,190
Puerto Rico Highway & Transportation Authority, Transportation, Revenue Bonds, AGM, 5.50%, 7/01/22	630,000	736,955
Reno County Unified School District No. 308 Hutchinson, School District, GO, UT, NATL-RE,
5.00%, 9/01/16	1,000,000	1,145,970
5.00%, 9/01/25, Pre-Refunded 9/01/17 @ 100	200,000	241,024
Rice County Unified School District No. 376 Sterling, School District, GO, UT, AGM, 5.25%, 9/01/35, Callable 9/01/19	500,000	581,985

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Municipal Bonds — 95.1% (continued)
Rice County Unified School District No. 444, School District, GO, UT, 5.08%, 9/01/14, Callable 12/03/12	325,000	326,144
Riley County Unified School District No. 383 Manhattan-Ogden, School District, GO, UT,
5.00%, 9/01/23, Callable 9/01/19	1,000,000	1,223,960
5.00%, 9/01/27, Callable 9/01/18	1,350,000	1,593,472
Sedgwick County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 8/01/15, Pre-Refunded 8/01/14 @ 100	500,000	532,240
5.00%, 8/01/23, Callable 8/01/18	390,000	455,660
5.00%, 8/01/24, Callable 8/01/18	100,000	116,363
4.13%, 8/01/26, Callable 8/01/16	500,000	534,165
5.25%, 8/01/26, Callable 8/01/18	130,000	152,872
5.25%, 8/01/28, Callable 8/01/18	800,000	936,968
Sedgwick County Public Building Commission, Revenue Bonds, 4.00%, 8/01/30, Callable 8/01/21	415,000	452,346
Sedgwick County Unified School District No. 259 Wichita, School District, GO, UT,
5.00%, 10/01/20, Callable 10/01/18	150,000	180,597
5.00%, 10/01/21, Callable 10/01/18	1,000,000	1,188,990
Sedgwick County Unified School District No. 261 Haysville, School District, GO, UT, AGM,
4.00%, 11/01/13	500,000	517,645
5.00%, 11/01/19, Callable 11/01/17	1,000,000	1,160,840
5.00%, 11/01/23, Callable 11/01/17	200,000	224,212
Sedgwick County Unified School District No. 262 Valley Center, School District, GO, UT, AGC, 5.00%, 9/01/24, Callable 9/01/18	745,000	847,475
Sedgwick County Unified School District No. 265 Goddard, School District, GO, UT, AGC,
4.50%, 10/01/23, Callable 10/01/18	100,000	111,438
4.50%, 10/01/24, Callable 10/01/18	250,000	277,433
Sedgwick County Unified School District No. 266 Maize, School District, GO, UT, NATL-RE,
5.00%, 9/01/16	150,000	171,714
5.00%, 9/01/17	100,000	117,290
5.00%, 9/01/19, Callable 9/01/17	500,000	574,570
Shawne County Unified School District No. 437 Auburn - Washburn, School District, GO, UT,
3.95%, 9/01/27, Callable 9/01/20	795,000	907,962
3.95%, 9/01/28, Callable 9/01/20	825,000	939,015
Shawne County Unified School District No. 501 Topeka, School District, GO, UT, AGM, 5.00%, 8/01/13	1,000,000	1,035,270
Shawnee County Unified School District No. 450 Shawnee Heights, School District, GO, UT, AGM, 4.25%, 9/01/21, Callable 9/01/15	580,000	611,697
Topeka Public Building Commission, Facilities, Revenue Bonds, NATL-RE,
5.00%, 6/01/13	1,140,000	1,169,002
5.00%, 6/01/27, Callable 6/01/18	2,355,000	2,766,536
University of Kansas Hospital Authority, Medical, Revenue Bonds, 5.00%, 9/01/21, Callable 9/01/16	1,075,000	1,208,687
Wyandotte County Unified School District No. 202 Turner, School District, GO, UT, AMBAC, 5.00%, 9/01/13 (a)	1,000,000	1,036,110
Wyandotte County Unified School District No. 204 Bonner Springs-Edwardsville, School District,
GO, UT, NATL-RE FGIC,
5.00%, 9/01/24, Callable 9/01/15	470,000	511,600
5.00%, 9/01/24, Pre-Refunded 9/01/15 @ 100	530,000	597,549
Wyandotte County Unified School District No. 500 Kansas City, School District, GO, UT, AGM, 5.25%, 9/01/15, Pre-Refunded 9/01/13 @ 102	1,000,000	1,061,170
Wyandotte County-Kansas City Unified Government, 5.00%, 9/01/24, Callable 3/01/19	800,000	929,976
Wyandotte County-Kansas City Unified Government Utility System Revenue, Utilities, Revenue Bonds, 5.00%, 9/01/32, Callable 9/01/22	750,000	863,662
Wyandotte County-Kansas City Unified Government, Facilities, GO, UT, 4.00%, 8/01/31, Callable 8/01/22	930,000	1,022,023
Wyandotte County-Kansas City Unified Government, Facilities, Revenue Bonds, NATL-RE, 6.00%, 5/01/15, Callable 12/03/12	1,975,000	1,981,517

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Municipal Bonds — 95.1% (continued)
Wyandotte County-Kansas City Unified Government, GO, UT,
5.00%, 8/01/29, Callable 8/01/20	1,000,000	1,199,790
4.00%, 8/01/30, Callable 8/01/20	500,000	546,935
Wyandotte County-Kansas City Unified Government, Multi-Family Housing, Revenue Bonds, 4.75%, 8/01/34, Callable 11/01/12, Putable 8/01/14 @ 100 †	2,280,000	2,332,805
Wyandotte County-Kansas City Unified Government, Revenue Bonds,
4.60%, 10/01/16	130,000	131,151
5.00%, 12/01/21, Callable 6/01/16	815,000	847,087
4.88%, 10/01/28, Callable 10/01/16	475,000	468,516
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds,
4.25%, 9/01/23, Callable 3/01/20	500,000	546,990
5.00%, 9/01/27, Callable 9/01/21	1,300,000	1,495,819
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds, AGM, 5.00%, 9/01/24, Pre-Refunded 9/01/14 @ 100	470,000	509,842
Total Municipal Bonds (Cost $282,208,913)		300,861,747

	Shares
Short-Term Investments — 6.0%
Money Market Funds — 6.0%
BMO Tax-Free Money Market Fund, Class I, 0.22% (c)	8,000,000	8,000,000
Federated Tax-Free Obligations Fund, Institutional Shares, 0.05% (c)	11,101,024	11,101,024
Total Short-Term Investments (Cost $19,101,024)		19,101,024

Total Investments (Cost $301,309,937(d)) — 101.1%		$319,962,771

Liabilities in excess of other assets — (1.1)%		(3,555,471)

NET ASSETS — 100.0%		$316,407,300

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/12.
(a)
This bond is covered by insurance issued by Ambac Assured Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interests on these bonds when they fall due is not known at this time.

(b)	Purchased on a when-issued or delayed delivery basis.
(c)	Represents the 7 day yield at 10/31/12.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
AGC — Assured Guaranty Corp.
AGM — Assured Guaranty Municipal Corp.
AMBAC — Insured by American Municipal Bond Assurance Corp.
COP — Certificate of Participation
FGIC — Insured by Financial Guaranty Insurance Corp.
FSA — Insured by Assured Guaranty Municipal (formerly Federal Security Assurance)
GNMA — Government National Mortgage Association
GO — General Obligation
NATL-RE — National Public Finance Guaranty Corp. (formerly MBIA)
UT — Unlimited Tax
XLCA — Insured by XL Capital Assurance

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2012

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$300,861,747	$—	$300,861,747
Short-Term Investments	19,101,024	—	—	19,101,024
Total Investments	$19,101,024	$300,861,747	$—	$319,962,771

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Strategic Income Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Asset-Backed Securities — 13.9%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	1,250,000	1,261,280
Ally Master Owner Trust, Series 2011-4, Class A2, 1.54%, 9/15/16	500,000	507,927
ARI Fleet Lease Trust 2010-A, Series 2012-B, Class A, 0.51%, 1/15/21, Demand Date 11/15/12 † (a) (c)	1,000,000	1,000,000
Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A, 2.37%, 11/20/14 (c)	1,000,000	1,028,088
CAL Funding II Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27, Callable 10/25/14 (c)	575,000	575,674
Cards II Trust, Series 2012-4A, Class A, 0.66%, 9/15/17, Demand Date 11/15/12† (a) (c)	1,500,000	1,500,000
Ford Credit Auto Owner Trust, Series 2012-A, Class A3, 0.84%, 8/15/16	750,000	755,308
GMAC Mortgage Corp. Loan Trust, Series 2001-HE3, Class A2, 0.77%, 3/25/27, Demand Date 11/26/12 † (a)	10,380	8,603
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3, 0.77%, 1/15/16	1,000,000	1,006,712
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 2A2, 2.21%, 2/25/33, Callable 7/25/27 †	19,620	19,974
Residential Funding Mortgage Securities II, Inc., Series 2003-HS3, Class A2B, 0.50%, 8/25/33, Demand Date 11/26/12 † (a)	14,521	12,236
SLM Student Loan Trust,
Series 2010-1, Class A, 0.61%, 3/25/25, Demand Date 11/26/12 † (a)	1,235,309	1,237,592
Series 2011-2, Class A1, 0.81%, 11/25/27, Demand Date 11/26/12 † (a)	736,899	743,403
Toyota Auto Receivables Owner Trust, Series 2012-B, Class A3, 0.46%, 7/15/16	1,000,000	1,000,805
Total Asset-Backed Securities (Cost $10,624,496)		10,657,602

Collateralized Mortgage Obligations — 10.5%
Banc of America Mortgage Securities, Inc., Series 2002-G, Class 2A1, 2.69%, 7/20/32, Callable 11/20/12 †	1,044	1,001
Fannie Mae REMICS,
Series 1993-9, Class FB, 1.62%, 1/25/23, Demand Date 11/25/12 † (a)	1,025,258	1,056,064
Series 1999-53, Class FA, 0.71%, 10/25/19, Demand Date 11/25/12 † (a)	743,738	751,251
Series 2002-62, Class FP, 1.41%, 11/25/32, Demand Date 11/25/12 † (a)	1,433,564	1,471,840
Freddie Mac REMICS,
Series 1689, Class F, 0.90%, 3/15/24, Demand Date 11/15/12 † (a)	722,725	733,502
Series 1689, Class FG, 0.90%, 3/15/24, Demand Date 11/15/12 † (a)	286,841	291,118
Series 2649, Class FU, 0.76%, 7/15/33, Demand Date 11/15/12 † (a)	613,140	619,640
Series 2693, Class PD, 4.50%, 4/15/17	95,784	96,010
Series 3371, Class FA, 0.81%, 9/15/37, Demand Date 11/15/12 † (a)	1,555,799	1,572,334
GSR Mortgage Loan Trust, Series 2004-4, Class B1, 2.72%, 4/25/32, Callable 11/25/12 †	1,190,115	189,628
Sequoia Mortgage Trust,
Series 2012-1, Class 2A1, 3.47%, 1/25/42, Callable 12/25/19 †	402,939	419,525
Series 2012-2, Class A2, 3.50%, 4/25/42 †	726,622	754,590
Wells Fargo Mortgage Backed Securities Trust, Series 2004-2, Class A1, 5.00%, 2/25/19, Callable 1/25/13	115,104	117,818
Total Collateralized Mortgage Obligations (Cost $8,984,413)		8,074,321

Commercial Mortgage-Backed Securities — 1.6%
Nomura Asset Securities Corp., Series 1998-D6, Class A3, 7.34%, 3/15/30 †	1,250,000	1,259,805
Total Commercial Mortgage-Backed Securities (Cost $1,284,115)		1,259,805

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Strategic Income Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Corporate Bonds — 55.4%
Consumer Discretionary — 7.0%
Anheuser-Busch InBev Worldwide, Inc., 0.80%, 7/15/15	525,000	526,889
Comcast Corp., 5.30%, 1/15/14	750,000	792,720
Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.75%, 5/07/20	1,000,000	1,058,750
Heineken NV,
0.80%, 10/01/15 (b) (c)	550,000	551,500
1.40%, 10/01/17 (b) (c)	400,000	402,274
Macy's Retail Holdings, Inc., 7.88%, 7/15/15	650,000	764,964
Time Warner Cable, Inc., 7.50%, 4/01/14	750,000	820,532
Walt Disney Co. (The), 1.13%, 2/15/17	500,000	506,185
		5,423,814
Consumer Staples — 3.1%
Kellogg Co., 1.13%, 5/15/15	850,000	857,859
Procter & Gamble Co. (The), 3.15%, 9/01/15	500,000	537,011
Walgreen Co., 1.80%, 9/15/17	1,000,000	1,014,477
		2,409,347
Energy — 6.7%
BP Capital Markets PLC, 3.88%, 3/10/15 (b)	775,000	832,839
Enterprise Products Operating LLC, 1.25%, 8/13/15	500,000	505,673
Kinder Morgan Energy Partners LP, 5.00%, 12/15/13	750,000	784,684
Petrobras International Finance Co., 3.88%, 1/27/16 (b)	1,000,000	1,067,335
Total Capital International SA, 1.50%, 2/17/17 (b)	750,000	763,841
TransCanada PipeLines Ltd., 0.88%, 3/02/15 (b)	650,000	657,440
Transocean, Inc., 5.05%, 12/15/16 (b)	500,000	560,519
		5,172,331
Financials — 22.4%
Allstate Life Global Funding Trusts, 5.38%, 4/30/13	1,000,000	1,024,678
American Express Credit Corp., 1.75%, 6/12/15	850,000	872,199
American International Group, Inc., 4.25%, 9/15/14	650,000	688,663
Bank of America Corp., 7.38%, 5/15/14	650,000	710,475
Bank of New York Mellon Corp. (The), 1.20%, 2/20/15, Callable 1/20/15	650,000	659,045
BB&T Corp. 2.15% 03/22/2017, 2.15%, 3/22/17, Callable 2/22/17	750,000	780,074
Berkshire Hathaway Finance Corp., 1.60%, 5/15/17	800,000	817,976
Capital One Financial Corp., 2.15%, 3/23/15	750,000	771,425
Caterpillar Financial Services Corp., 1.10%, 5/29/15	700,000	708,990
Citigroup, Inc., 5.50%, 10/15/14	1,000,000	1,080,779
Ford Motor Credit Co. LLC, 3.88%, 1/15/15	650,000	677,950
General Electric Capital Corp., 0.98%, 4/07/14, Demand Date 1/07/13 † (a)	1,100,000	1,107,053
HSBC Holdings PLC, 5.25%, 12/12/12 (b)	1,000,000	1,002,848
JPMorgan Chase & Co., 1.14%, 5/02/14, Demand Date 12/17/12 † (a)	1,000,000	1,006,304
Metropolitan Life Global Funding I, 5.13%, 4/10/13 (c)	1,000,000	1,020,162
Morgan Stanley, 0.65%, 1/09/14, Demand Date 1/09/13 † (a)	500,000	495,746
NASDAQ OMX Group, Inc. (The), 5.25%, 1/16/18	335,000	364,280
Rio Tinto Finance USA PLC, 1.63%, 8/21/17, Callable 7/21/17 (b)	700,000	704,028
Royal Bank of Canada, 0.80%, 10/30/15 (b)	750,000	752,989
Toyota Motor Credit Corp., 1.00%, 2/17/15	1,000,000	1,009,056
Wells Fargo & Co., 1.25%, 2/13/15	1,000,000	1,012,147
		17,266,867
Health Care — 3.4%
Genzyme Corp., 3.63%, 6/15/15	1,000,000	1,075,950
Teva Pharmaceutical Finance IV LLC, 1.70%, 11/10/14	650,000	664,695
UnitedHealth Group, Inc., 0.85%, 10/15/15	500,000	502,400
Watson Pharmaceuticals, Inc., 1.88%, 10/01/17	335,000	339,963
		2,583,008

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Strategic Income Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Corporate Bonds — 55.4% (continued)
Industrials — 1.5%
Union Pacific Corp., 5.45%, 1/31/13	500,000	506,128
United Technologies Corp., 1.20%, 6/01/15	600,000	612,038
		1,118,166
Information Technology — 2.3%
Hewlett-Packard Co., 3.00%, 9/15/16	1,000,000	1,008,347
Xerox Corp., 1.80%, 9/13/13, Demand Date 12/13/12 † (a)	750,000	756,041
		1,764,388
Materials — 2.0%
Ball Corp., 7.38%, 9/01/19, Callable 9/01/14	750,000	841,875
BHP Billiton Finance USA Ltd., 1.63%, 2/24/17 (b)	700,000	717,184
		1,559,059
Telecommunication Services — 3.4%
AT&T, Inc., 5.10%, 9/15/14	750,000	813,241
Cellco Partnership / Verizon Wireless Capital LLC, 5.55%, 2/01/14	750,000	795,168
Verizon Communications, Inc., 5.25%, 4/15/13	1,000,000	1,021,589
		2,629,998
Utilities — 3.6%
Hydro Quebec, 1.38%, 6/19/17 (b)	750,000	761,200
Indiana Michigan Power Co., 6.38%, 11/01/12	1,100,000	1,100,000
MidAmerican Energy Holdings Co., 5.00%, 2/15/14	850,000	895,732
		2,756,932
Total Corporate Bonds (Cost $42,016,333)		42,683,910

International Government Bonds — 1.1%
Province of Ontario Canada, 0.95%, 5/26/15 (b)	800,000	808,432
Total International Government Bonds (Cost $799,832)		808,432

Taxable Municipal Bonds — 1.5%
California — 1.1%
State of California, 5.65%, 4/01/39, Demand Date 4/01/13 † (a)	800,000	816,464

Pennsylvania — 0.4%
Pennsylvania Higher Education Assistance Agency, 0.75%, 9/01/43, Callable 10/31/12 † (d) (e)	400,000	352,800
Total Taxable Municipal Bonds (Cost $1,215,912)		1,169,264

U.S. Government Agency Pass-Through Securities — 14.5%
Federal Home Loan Mortgage Corporation — 3.4%
3.50%, Pool #J13795, 12/01/25	395,797	417,519
4.00%, Pool #J15482, 5/01/26	816,461	867,647
3.50%, Pool #E03083, 3/01/27	535,668	573,603
5.50%, Pool #G01938, 9/01/35	708,360	774,619
		2,633,388
Federal National Mortgage Association — 8.1%
5.14%, Pool #873277, 1/01/16	466,796	511,898
2.69%, Pool #466236, 10/01/17	775,000	830,240
5.00%, Pool #981257, 5/01/23	543,161	590,135
3.50%, Pool #AE3066, 9/01/25	870,573	924,608
3.50%, Pool #AH0969, 12/01/25	460,219	488,784
3.50%, Pool #AH9377, 4/01/26	259,393	275,493
3.50%, Pool #AB3298, 7/01/26	304,649	323,558
3.00%, Pool #AB4998, 4/01/27	1,362,566	1,440,187

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Strategic Income Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
U.S. Government Agency Pass-Through Securities — 14.5% (continued)
Federal National Mortgage Association — 8.1% (continued)
5.50%, Pool #725598, 7/01/34	771,541	851,907
		6,236,810
Government National Mortgage Association — 3.0%
6.50%, Pool #781931, 5/15/35	1,395,380	1,630,882
6.00%, Pool #677226, 8/15/38	572,887	651,357
		2,282,239
Small Business Administration — 0.0% (f)
4.48%, Pool #502966, 5/25/15, Demand Date 1/01/13 † (a)	5,691	5,731
Total U.S. Government Agency Pass-Through Securities (Cost $11,020,914)		11,158,168

U.S. Treasury Obligations — 0.5%
U.S. Treasury Note — 0.5%
0.13%, 7/31/14	400,000	399,000
Total U.S. Treasury Obligations (Cost $399,019)		399,000

	Shares or Principal ($)
Short-Term Investments — 0.5%
Money Market Fund — 0.5%
Dreyfus Cash Management, Institutional Shares, 0.07% (g)	383,814	383,814
Total Short-Term Investments (Cost $383,814)		383,814

Total Investments (Cost $76,728,848(h)) — 99.5%		$76,594,316

Other assets in excess of liabilities — 0.5%		386,029

NET ASSETS — 100.0%		$76,980,345

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/12.
(a)
The demand date is either (i) that date at which the security next resets its coupon rate or (ii) the put date. The demand date, and not the stated maturity date, is the dated used to determine the average maturity for the Fund..

(b)	Foreign security incorporated outside the United States.
(c)
Represents a restricted security purchase under rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $6,077,698, or 7.90% of net assets.

(d)	Security is valued in good faith under the procedures established by the Board of Trustees. The aggregate amount of the securities fair value is $352,800, which represents 0.46% of net assets.
(e)
Auction Rate Security (ARS) sold through a dutch auction at an interest rate that will clear the market at the lowest yield possible. Beginning in 2008, the auctions for these securities failed and there have been no successful auctions since that time.

(f)	Amount rounds to less than 0.05%.
(g)	Represents the 7 day yield at 10/31/12.
(h)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
REMIC — Real Estate Mortgage Investment Conduit

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Strategic Income Fund	October 31, 2012

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$10,657,602	$—	$10,657,602
Collateralized Mortgage Obligations	—	8,074,321	—	8,074,321
Commercial Mortgage-Backed Securities		1,259,805		1,259,805
Corporate Bonds	—	42,683,910	—	42,683,910
International Government Bonds		808,432		808,432
Taxable Municipal Bonds	—	816,464	352,800	1,169,264
U.S. Government Agencies	—	11,158,168	—	11,158,168
U.S. Treasury Obligations	—	399,000	—	399,000
Short-Term Investments	383,814	—	—	383,814
Total Investments	$383,814	$75,857,702	$352,800	$76,594,316

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of October 31, 2011	$352,800
Balance as of October 31, 2012	$352,800

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Collateralized Mortgage Obligations — 0.9%
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 10A1, 2.74%, 6/25/34, Callable 12/25/15 †	55,231	54,767
Fannie Mae REMICS,
Series 1994-77, Class FB, 1.72%, 4/25/24, Demand Date 11/25/12 † (a)	61,082	63,059
Series 2002-44, Class FJ, 1.21%, 4/25/32, Demand Date 11/25/12 † (a)	69,560	71,368
Series 2002-60, Class FV, 1.21%, 4/25/32, Demand Date 11/25/12 † (a)	54,469	55,671
Series 2002-66, Class FG, 1.21%, 9/25/32, Demand Date 11/25/12 † (a)	62,102	63,464
Series 2002-69, Class FA, 1.21%, 10/25/32, Demand Date 11/25/12 † (a)	57,165	58,425
Series 2003-106, Class FA, 1.11%, 11/25/33, Demand Date 11/25/12 † (a)	33,512	34,147
Series 2007-88, Class FW, 0.76%, 9/25/37, Demand Date 11/25/12 † (a)	57,370	58,168
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44, Callable 11/25/19	88,543	104,891
Freddie Mac REMICS, Series 1382, Class KA, 1.40%, 10/15/22, Demand Date 11/15/12 † (a)	57,201	57,358
Residential Accredit Loans, Inc., Series 2003-QS5, Class A1, 0.66%, 3/25/18, Demand Date 11/25/12 † (a)	53,622	52,177
WaMu Mortgage Pass-Through Certificates, Series 2003-AR1, Class A6, 2.12%, 3/25/33, Callable 11/25/12 †	72,150	72,968
Total Collateralized Mortgage Obligations (Cost $730,186)		746,463

Commercial Mortgage-Backed Securities — 1.0%
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	320,000	370,433
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4, 5.75%, 6/10/46 †	200,000	229,460
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.83%, 11/15/37	170,000	183,056
Total Commercial Mortgage-Backed Securities (Cost $701,094)		782,949

Corporate Bonds — 40.6%
Consumer Discretionary — 6.5%
Anheuser-Busch InBev Worldwide, Inc., 4.13%, 1/15/15	640,000	689,615
Constellation Brands, Inc., 7.25%, 5/15/17	660,000	780,450
Hanesbrands, Inc., 8.00%, 12/15/16, Callable 12/15/13	550,000	608,443
Limited Brands, Inc., 6.63%, 4/01/21	650,000	746,687
Macy's Retail Holdings, Inc., 7.88%, 7/15/15	625,000	735,543
Royal Caribbean Cruises, Ltd., 6.88%, 12/01/13 (b)	675,000	712,125
Yum! Brands, Inc., 6.25%, 3/15/18	575,000	702,231
		4,975,094
Consumer Staples — 0.9%
CVS Caremark Corp., 5.75%, 6/01/17	600,000	723,179

Energy — 3.3%
BP Capital Markets PLC, 3.13%, 10/01/15 (b)	425,000	454,526
Denbury Resources, Inc., 8.25%, 2/15/20, Callable 2/15/15	500,000	568,750
Peabody Energy Corp., 7.38%, 11/01/16	625,000	718,750
Petrobras International Finance Co., 3.88%, 1/27/16 (b)	500,000	533,667
Tesoro Corp., 4.25%, 10/01/17, Callable 9/01/17	275,000	286,688
		2,562,381
Financials — 16.8%
American Express Credit Corp., 2.38%, 3/24/17	725,000	763,196
Bank of America Corp., 7.38%, 5/15/14	725,000	792,453
Bear Stearns Cos. LLC (The), 7.25%, 2/01/18	625,000	778,590
Berkshire Hathaway, Inc., 3.20%, 2/11/15	500,000	529,163
Boston Properties LP, 5.63%, 11/15/20, Callable 8/15/20	650,000	782,178
Citigroup, Inc., 4.75%, 5/19/15	500,000	542,221
First Horizon National Corp., 5.38%, 12/15/15	660,000	724,021
General Electric Capital Corp., 6.75%, 3/15/32	650,000	867,177
Goldman Sachs Group, Inc. (The), 5.75%, 10/01/16	650,000	744,021

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
Corporate Bonds — 40.6% (continued)
Financials — 16.8% (continued)
Health Care REIT, Inc., 4.70%, 9/15/17	670,000	752,064
International Lease Finance Corp., 5.63%, 9/20/13	200,000	206,500
KeyBank NA, 4.95%, 9/15/15	725,000	794,673
Lazard Group LLC, 6.85%, 6/15/17	635,000	720,777
Morgan Stanley, 5.30%, 3/01/13	600,000	609,005
Regions Financial Corp., 7.75%, 11/10/14	660,000	729,300
SLM Corp., 5.38%, 1/15/13	350,000	352,338
Wells Fargo & Co., 5.63%, 12/11/17	800,000	958,818
Willis North America, Inc., 6.20%, 3/28/17	420,000	482,807
Zions Bancorporation, 7.75%, 9/23/14	675,000	744,052
		12,873,354
Industrials — 2.8%
Ball Corp., 5.00%, 3/15/22	665,000	704,900
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	650,000	724,750
Sealed Air Corp., 7.88%, 6/15/17, Callable 6/15/13	660,000	706,200
		2,135,850
Materials — 3.6%
ArcelorMittal, 4.00%, 2/25/15 (b) (d)	210,000	210,151
Dow Chemical Co. (The), 7.60%, 5/15/14	500,000	551,443
LyondellBasell Industries NV, 5.00%, 4/15/19, Callable 1/15/19 (b)	575,000	625,312
NOVA Chemicals Corp., 8.63%, 11/01/19, Callable 11/01/14 (b)	400,000	455,000
Rock-Tenn Co., 4.45%, 3/01/19 (c)	280,000	304,036
Vale Overseas, Ltd., 6.25%, 1/23/17 (b)	500,000	580,334
		2,726,276
Telecommunication Services — 4.8%
America Movil SAB de CV, 5.63%, 11/15/17 (b)	550,000	668,082
CCO Holdings LLC, CCO Holdings Capital Corp., 7.88%, 4/30/18, Callable 4/30/13	625,000	678,125
Crown Castle International Corp., 7.13%, 11/01/19, Callable 11/01/14	660,000	727,650
CSC Holdings LLC, 8.63%, 2/15/19	600,000	714,000
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.50%, 3/01/16	350,000	374,599
Virgin Media Secured Finance PLC, 6.50%, 1/15/18, Callable 1/15/14 (b)	500,000	545,000
		3,707,456
Utilities — 1.9%
Calpine Corp., 7.25%, 10/15/17, Callable 10/15/13 (c)	675,000	718,875
Rockies Express Pipeline LLC, 6.25%, 7/15/13 (c)	700,000	724,500
		1,443,375
Total Corporate Bonds (Cost $29,567,390)		31,146,965

Mortgage Derivatives - IO STRIPS — 0.1%
Fannie Mae Interest Strip,
Series 386, Class 1, 5.00%, 11/25/37	326,196	39,476
Series 386, Class 2, 5.00%, 11/25/37 †	273,455	37,589
Total Mortgage Derivatives - IO STRIPS (Cost $131,268)		77,065

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
U.S. Government Agency Pass-Through Securities — 30.5%
Federal Home Loan Mortgage Corporation — 14.5%
1.00%, 9/29/17	2,450,000	2,471,602
3.75%, 3/27/19	500,000	580,951
6.00%, Pool #J01657, 4/01/21	67,422	74,897
5.00%, Pool #G13255, 7/01/23	916,026	989,915
4.50%, Pool #E02698, 6/01/25	930,724	995,762
2.39%, Pool #846367, 4/01/29, Demand Date 5/01/13 † (a)	7,877	8,471
6.50%, Pool #C00742, 4/01/29	291,943	341,874
7.50%, Pool #G01548, 7/01/32	67,148	82,362
6.00%, Pool #G04457, 5/01/38	257,276	287,404
5.00%, Pool #A89640, 11/01/39	1,120,396	1,213,199
5.50%, Pool #G05903, 3/01/40	747,246	822,864
4.50%, Pool #C03517, 9/01/40	1,404,532	1,509,613
3.50%, Pool #Q08998, 6/01/42	1,662,821	1,770,797
		11,149,711
Federal National Mortgage Association — 13.7%
4.73%, Pool #385682, 12/01/12	406,153	406,229
4.00%, Pool #AE0375, 7/01/25	890,596	951,892
3.00%, Pool #AJ9355, 1/01/27	1,719,403	1,816,278
3.00%, Pool #AK6784, 3/01/27	1,451,204	1,533,874
4.50%, Pool #MA0776, 6/01/31	767,983	833,939
2.37%, Pool #708318, 6/01/33, Demand Date 12/01/12 † (a)	56,625	58,084
2.59%, Pool #759385, 1/01/34, Demand Date 12/01/12 † (a)	96,763	103,699
2.30%, Pool #776486, 3/01/34, Demand Date 3/01/13 † (a)	87,157	92,992
3.01%, Pool #791523, 7/01/34, Demand Date 1/01/13 † (a)	97,558	104,350
2.27%, Pool #810896, 1/01/35, Demand Date 1/01/13 † (a)	532,739	568,958
5.00%, Pool #735580, 6/01/35	865,773	951,698
5.50%, Pool #AD0110, 4/01/36	474,891	535,116
7.00%, Pool #979909, 5/01/38	81,089	96,619
6.00%, Pool #AD4941, 6/01/40	288,072	321,545
4.00%, Pool #AB1845, 11/01/40	844,330	905,582
4.00%, Pool #AE0949, 2/01/41	1,149,528	1,232,922
		10,513,777
Government National Mortgage Association — 2.3%
6.50%, Pool #455165, 7/15/28	261,427	306,616
6.25%, Pool #724720, 4/20/40	61,363	70,619
4.00%, Pool #4853, 11/20/40	1,237,156	1,358,288
		1,735,523
Total U.S. Government Agency Pass-Through Securities (Cost $22,771,639)		23,399,011

U.S. Treasury Obligations — 23.0%
U.S. Treasury Bonds — 7.1%
3.88%, 8/15/40	3,135,000	3,816,862
3.00%, 5/15/42	1,565,000	1,616,841
		5,433,703
U.S. Treasury Notes — 15.9%
4.25%, 11/15/17	1,600,000	1,878,875
2.75%, 2/15/19	3,175,000	3,519,291
2.63%, 11/15/20	3,175,000	3,488,036
2.13%, 8/15/21	3,190,000	3,357,226
		12,243,428
Total U.S. Treasury Obligations (Cost $16,930,919)		17,677,131

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	October 31, 2012

Security Description	Shares	Value ($)
Short-Term Investments — 3.1%
Money Market Fund — 3.1%
Federated Government Obligations Fund, Institutional Shares, 0.02% (e)	2,350,882	2,350,882
Total Short-Term Investments (Cost $2,350,882)		2,350,882

Total Investments (Cost $73,183,378(f)) — 99.2%		$76,180,466

Other assets in excess of liabilities — 0.8%		576,131

NET ASSETS — 100.0%		$76,756,597

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/12.
(a)
The demand date is either (i) that date at which the security next resets its coupon rate or (ii) the put date. The demand date, and not the stated maturity date, is the date used to determine the average maturity for the fund.

(b)	Foreign security incorporated outside the United States.
(c)
Represents a restricted security purchase under rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $1,747,411, or 2.28% of net assets.

(d)
This bond is subject to potential interest rate adjustments, not to exceed 2.00 percentage points above the bond’s original interest rate, if either Moody’s Investor Service or Standard & Poor’s downgrades their rating for this bond (or upgrades the rating after such a downgrade). The interest rate reflected is the rate as of October 31, 2012.

(e)	Represents the 7 day yield at 10/31/12.
(f)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
IO — Interest Only
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
STRIPS — Separately Traded Registered Interest and Principal of Securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$746,463	$—	$746,463
Commercial Mortgage-Backed Securities	—	782,949	—	782,949
Corporate Bonds	—	31,146,965	—	31,146,965
Mortgage Derivatives - IO STRIPS	—	77,065	—	77,065
U.S. Government Agencies	—	23,399,011	—	23,399,011
U.S. Treasury Obligations	—	17,677,131	—	17,677,131
Short-Term Investments	2,350,882	—	—	2,350,882
Total Investments	$2,350,882	$73,829,584	$—	$76,180,466

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
U.S. Treasury Inflation-Indexed Securities — 98.3%
U.S. Treasury Inflation-Indexed Bonds — 39.1%
2.00%, 1/15/26	16,557,139	22,010,647
2.38%, 1/15/27	13,226,444	18,481,893
1.75%, 1/15/28	3,001,580	3,941,450
3.63%, 4/15/28	17,075,199	27,477,734
2.50%, 1/15/29	27,179,329	39,344,198
2.13%, 2/15/40	1,066	1,589
2.13%, 2/15/41	16,509,210	24,830,892
0.75%, 2/15/42	14,678,928	16,400,267
		152,488,670
U.S. Treasury Inflation-Indexed Notes — 59.2%
2.00%, 7/15/14	17,193,118	18,224,705
1.88%, 7/15/15	45,496,964	49,751,658
0.13%, 4/15/16	85,172,919	89,844,142
2.38%, 1/15/17	11,113,411	12,969,696
0.13%, 4/15/17	3,589,985	3,852,502
1.88%, 7/15/19	2,028,088	2,484,249
1.13%, 1/15/21	13,056,704	15,456,892
0.13%, 7/15/22	34,936,941	38,294,171
		230,878,015
Total U.S. Treasury Inflation-Indexed Securities (Cost $369,704,645)		383,366,685

Shares
Short-Term Investments — 1.4%
Money Market Fund — 1.4%
Dreyfus Cash Management, Institutional Shares, 0.07% (a)	5,318,360	5,318,360
Total Short-Term Investments (Cost $5,318,360)		5,318,360

Total Investments (Cost $375,023,005(b)) — 99.7%		$388,685,045

Other assets in excess of liabilities — 0.3%		1,140,115

NET ASSETS — 100.0%		$389,825,160

(a)	Represents the 7 day yield at 10/31/12.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Amount rounds to less than 0.05%.

Number of Contracts	Futures Contract	Notional Amount($)	Unrealized Appreciation/(Depreciation)($)
Futures Contracts — 0.0% (c)
Futures Contracts Purchased — 0.0% (c)
620	December 2012 10-Year U.S. Treasury Note	82,479,375	116,734
			116,734

Futures Contracts Sold — 0.0% (c)
(136)	December 2012 2-Year U.S. Treasury Note	(29,964,625)	9,359
(143)	December 2012 5-Year U.S. Treasury Note	(17,767,750)	(10,054)
(72)	December 2012 U.S. Treasury Bond	(10,750,500)	(77,563)
(139)	December 2012 Ultra Long Term U.S. Treasury Bond	(22,948,031)	(103,813)
			(182,071)
			(65,337)

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2012

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Short-Term Investments	$5,318,360	$—	$—	$5,318,360
U.S. Treasury Inflation-Indexed Securities	—	383,366,685	—	383,366,685
Total Investments	$5,318,360	$383,366,685	$—	$388,685,045

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts Purchased	$116,734	$—	$—	$116,734
Futures Contracts Sold	(182,071)	—	—	(182,071)
Total Other Financial Instruments	$(65,337)	$—	$—	$(65,337)

*	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/ depreciation.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2012

Security Description	Shares	Value ($)
Common Stocks — 44.5%
Consumer Discretionary — 9.5%
Comcast Corp., Class A	4,400	165,044
G-III Apparel Group, Ltd. (a)	2,260	83,530
General Motors Co. (a)	3,040	77,520
Macy's, Inc.	1,580	60,151
PVH Corp.	1,560	171,584
Sally Beauty Holdings, Inc. (a)	2,440	58,755
		616,584
Consumer Staples — 0.5%
Coca-Cola Co. (The)	850	31,603

Energy — 6.7%
Chevron Corp.	150	16,532
Devon Energy Corp.	450	26,195
Kinder Morgan, Inc.	5,256	182,436
Royal Dutch Shell PLC, Class A - ADR (b)	1,630	111,622
Schlumberger Ltd. (b)	1,450	100,818
		437,603
Financials — 6.4%
American International Group, Inc. (a)	1,900	66,367
Annaly Capital Management, Inc. - REIT	2,400	38,736
CreXus Investment Corp. - REIT	3,200	36,000
JPMorgan Chase & Co.	2,450	102,116
Morgan Stanley	4,960	86,205
PNC Financial Services Group, Inc.	750	43,642
U.S. Bancorp	1,400	46,494
		419,560
Health Care — 8.0%
Abbott Laboratories	3,050	199,836
Johnson & Johnson	2,100	148,722
Medtronic, Inc.	1,670	69,439
Merck & Co., Inc.	1,150	52,474
Pfizer, Inc.	2,150	53,470
		523,941
Industrials — 0.3%
Curtiss-Wright Corp.	700	21,609

Information Technology — 11.3%
Apple, Inc.	550	327,305
Cognizant Technology Solutions Corp., Class A (a)	1,200	79,980
eBay, Inc. (a)	750	36,217
Fairchild Semiconductor International, Inc. (a)	2,550	29,988
Google, Inc., Class A (a)	80	54,382
GT Advanced Technologies, Inc. (a)	9,080	39,407
Hewlett-Packard Co.	690	9,557
Marvell Technology Group, Ltd. (b)	6,020	47,498
Microsoft Corp.	3,050	87,032
Yahoo!, Inc. (a)	1,450	24,374
		735,740
Materials — 0.3%
Agnico-Eagle Mines, Ltd. (b)	310	17,512

Telecommunication Services — 1.4%
Vodafone Group PLC - ADR (b)	3,400	92,548

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2012

Security Description	Shares	Value ($)
Common Stocks — 44.5% (continued)
Utilities — 0.1%
CenterPoint Energy, Inc.	180	3,901
Total Common Stocks (Cost $2,802,155)		2,900,601

Equity Options — 0.2%
Call Options — 0.0%(c)
Apple, Inc. 11/17/12, Exercise Price $635.00 (a)	1	240
Apple, Inc. 11/17/12 Exercise Price $625.00 (a)	1	390
SPDR S&P 500 ETF Trust 11/17/12 Exercise Price $144.00 (a)	33	2,409
		3,039
Put Options — 0.2%
SPDR S&P 500 ETF Trust 11/17/12 Exercise Price $142.00 (a)	28	7,336
SPDR S&P 500 ETF Trust 11/17/12 Exercise Price $144.00 (a)	6	2,322
		9,658
Total Equity Options (Cost $14,863)		12,697

Investment Companies — 4.3%
iShares MSCI Brazil Index Fund	600	31,992
Market Vectors Brazil Small-Cap ETF	1,550	63,379
Market Vectors Russia ETF	590	16,426
SPDR Gold Trust (a)	950	158,517
Templeton Russia and East European Fund, Inc. (a)	370	5,421
Total Investment Companies (Cost $276,238)		275,735

Short-Term Investment — 51.5%
Money Market Fund — 51.5%
Dreyfus Government Cash Management, Institutional Shares, 0.01% (d)	3,357,615	3,357,615
Total Short-Term Investments (Cost $3,357,615)		3,357,615

Warrants — 0.0% (c)
Energy — 0.0% (c)
Kinder Morgan, Inc. (a)	300	1,155
Total Warrants (Cost $378)		1,155

Total Investments (Cost $6,451,249(e)) — 100.5%		$6,547,803

Segregated Cash With Brokers — 14.1%		917,972

Total Securities Sold Short (Proceeds $857,367) — (13.2)%		(859,080)

Liabilities in excess of other assets — (1.4)%		(89,864)

NET ASSETS — 100.0%		$6,516,831

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	October 31, 2012

Security Description	Shares	Value ($)
SECURITIES SOLD SHORT:
Investment Companies — (13.2)%
iShares Russell 2000 Index Fund	(1,000)	(81,240)
iShares S&P 500 Index Fund	(4,500)	(636,660)
SPDR S&P 500 ETF Trust	(1,000)	(141,180)
Total Investment Companies (Proceeds $(857,367))		(859,080)

Total Securities Sold Short (Proceeds $(857,367)) — (13.2)%		$(859,080)

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Amount rounds to less than 0.05%.
(d)	Represents the 7 day yield at 10/31/12.
(e)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt
ETF — Exchange-Traded Fund
REIT — Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Long Positions
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$2,900,601	$—	$—	$2,900,601
Equity Options	12,697	—	—	12,697
Investment Companies	275,735	—	—	275,735
Short-Term Investments	3,357,615	—	—	3,357,615
Warrants	1,155	—	—	1,155
Total Investments	$6,547,803	$—	$—	$6,547,803

Short Positions
Investments at Value	Level 1	Level 2	Level 3	Total
Investment Companies	$(859,080)	$—	$—	$(859,080)
Total Investments	$(859,080)	$—	$—	$(859,080)

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Absolute Return Bull Bear Bond Fund	October 31, 2012

Security Description	Principal ($)	Value ($)
U.S. Treasury Obligations — 101.4%
U.S. Treasury Bonds — 22.1%
8.00%, 11/15/21	845,000	1,314,768
6.50%, 11/15/26	139,000	212,822
5.00%, 5/15/37	512,000	731,280
		2,258,870
U.S. Treasury Notes — 79.3%
1.38%, 5/15/13	1,176,000	1,183,718
2.25%, 5/31/14	1,170,000	1,206,792
2.13%, 2/29/16	1,185,000	1,251,101
2.75%, 11/30/16	1,184,000	1,288,618
3.50%, 2/15/18	1,195,000	1,363,047
3.13%, 5/15/19	1,098,000	1,244,686
3.13%, 5/15/21	507,000	576,435
		8,114,397
Total U.S. Treasury Obligations (Cost $10,402,811)		10,373,267

Total Investments (Cost $10,402,811(b)) — 101.4%		$10,373,267

Liabilities in excess of other assets — (1.4)%		(143,465)

NET ASSETS — 100.0%		$10,229,802

(a)	Represents the 7 day yield at 10/31/12.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$10,373,267	$—	$10,373,267
Total Investments	$—	$10,373,267	$—	$10,373,267

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities
October 31, 2012

	Stock Fund	International Alpha Strategies Fund	Small Cap Growth Fund	Large Cap Growth Fund
Assets
Investments, at cost	$137,226,705	$52,234,988	$4,598,343	$747,933
Investments, at value	$154,964,445	$55,091,394	$4,646,238	$829,064
Cash	—	—	—	3,385
Foreign currency, at value (cost at $0, $305, $0 and $0, respectively)	—	306	—	—
Interest and dividends receivable	122,398	142,082	1,008	2,157
Receivable for capital shares issued	223,974	7,837	2,633	2,192
Reclaims receivable	—	135,876	—	—
Receivable from Investment Adviser	—	—	1,972	3,468
Prepaid expenses	12,961	4,459	361	405
Total assets	$155,323,778	$55,381,954	$4,652,212	$840,671

Liabilities
Payable for capital shares redeemed	805,451	36,035	18	22
Accrued expenses and other payables:
Investment advisory	21,355	27,949	—	—
Administration	26,727	15,715	516	513
Distribution and Service	65,506	83	12	28
Fund Accounting	3,361	3,820	2,001	1,972
Trustees	2,547	2,723	63	75
Other	83,100	37,462	23,578	27,719
Total liabilities	1,008,047	123,787	26,188	30,329
Net Assets	$154,315,731	$55,258,167	$4,626,024	$810,342

Composition of Net Assets
Capital	$114,907,418	$54,148,911	$4,988,599	$1,473,900
Accumulated (distributions in excess of) net investment income	510,034	1,474,612	(16,874)	29,233
Accumulated net realized gains (losses) from investment transactions	21,160,539	(3,228,279)	(393,596)	(773,922)
Net unrealized appreciation	17,737,740	2,862,923	47,895	81,131
Net Assets	$154,315,731	$55,258,167	$4,626,024	$810,342

Net Assets By Share Class
Institutional Class Shares	$126,845,381	$55,168,904	$4,598,778	$742,883
Class A Shares	18,344,555	89,263	27,246	67,459
Class C Shares	9,125,795	—	—	—
Net Assets	$154,315,731	$55,258,167	$4,626,024	$810,342

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	8,520,117	4,970,337	499,763	84,353
Class A Shares	1,242,704	8,119	2,986	7,729
Class C Shares	609,284	—	—	—

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$14.89	$11.10	$9.20	$8.81
Class A Shares	$14.76	$10.99	$9.13	$8.73
Class C Shares*	$14.98	$—	$—	$—

Maximum Sales Charge
Class A Shares	5.75%	5.75%	5.75%	5.75%
Class C Shares	1.00%	N/A	N/A	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$15.66	$11.66	$9.69	$9.26

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities – (continued)
October 31, 2012

	Kansas Tax-Exempt Bond Fund	Strategic Income Fund	Core Plus Fund
Assets
Investments, at cost	$301,309,937	$76,728,848	$73,183,378
Investments, at value	$319,962,771	$76,594,316	$76,180,466
Cash	—	26,875	—
Interest and dividends receivable	3,260,864	376,502	699,066
Receivable for capital shares issued	276,863	167,686	324,662
Prepaid expenses	25,047	5,831	5,475
Total assets	$323,525,545	$77,171,210	$77,209,669

Liabilities
Distributions payable	$745,984	$37,680	$74,232
Payable for investments purchased	6,211,895	—	252,359
Payable for capital shares redeemed	—	93,350	74,277
Accrued expenses and other payables:
Investment advisory	61,031	10,193	7,942
Administration	50,987	16,518	11,357
Distribution and Service	4,222	—	525
Fund Accounting	8,466	3,820	3,920
Trustees	4,382	1,141	2,950
Other	31,278	28,163	25,510
Total liabilities	7,118,245	190,865	453,072
Net Assets	$316,407,300	$76,980,345	$76,756,597

Composition of Net Assets
Capital	$298,516,593	$86,656,018	$73,227,140
Accumulated net investment income	74,638	169,183	3,241
Accumulated net realized gains (losses) from investment transactions	(836,765)	(9,710,324)	529,128
Net unrealized appreciation (depreciation)	18,652,834	(134,532)	2,997,088
Net Assets	$316,407,300	$76,980,345	$76,756,597

Net Assets By Share Class
Institutional Class Shares	$303,659,702	$76,791,009	$75,235,104
Class A Shares	10,518,382	189,336	1,521,493
Class C Shares	2,229,216	—	—
Net Assets	$316,407,300	$76,980,345	$76,756,597

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	26,931,949	7,516,864	6,645,258
Class A Shares	932,722	18,563	133,436
Class C Shares	197,705	—	—

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$11.28	$10.22	$11.32
Class A Shares	$11.28	$10.20	$11.40
Class C Shares*	$11.28	$—	$—

Maximum Sales Charge
Class A Shares	4.25%	2.25%	4.25%
Class C Shares	1.00%	N/A	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$11.78	$10.43	$11.91

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities – (continued)
October 31, 2012

	U.S. Inflation-Indexed Fund	Fusion Fund	Absolute Return Bull Bear Bond Fund
Assets
Investments, at cost	$375,023,005	$6,436,386	$10,402,811
Investments, at value	$388,685,045	$6,535,106	$10,373,267
Options, at value (cost at $14,863)	—	12,697	—
Collateral held at broker	530,000	917,972	—
Interest and dividends receivable	1,040,918	2,655	115,825
Receivable for capital shares issued	528,354	—	1,915
Receivable for investments sold	—	—	286,421
Receivable from Investment Adviser	24,647	—	—
Prepaid expenses	39,700	—	1,327
Total assets	$390,848,664	$7,468,430	$10,778,755

Liabilities
Securities sold short at value (proceeds of $857,367)	$—	$859,080	$—
Due to custodian	—	60,945	53,692
Payable for investments purchased	526,955	—	—
Payable for capital shares redeemed	211,305	—	419,127
Variation margin (See Note 8)	141,973	—	—
Accrued expenses and other payables:
Investment advisory	—	6,420	8,495
Administration	44,298	567	1,266
Distribution and Service	32,386	295	603
Fund Accounting	4,736	2,650	2,130
Trustees	4,900	571	167
Other	56,951	21,071	63,473
Total liabilities	1,023,504	951,599	548,953
Net Assets	$389,825,160	$6,516,831	$10,229,802

Composition of Net Assets
Capital	$360,873,322	$6,967,218	$15,794,112
Distributions in excess of net investment income	—	(8,174)	(155,973)
Accumulated net realized gains (losses) from investment transactions	15,355,135	(537,054)	(5,378,793)
Net unrealized appreciation (depreciation)	13,596,703	94,841	(29,544)
Net Assets	$389,825,160	$6,516,831	$10,229,802

Net Assets By Share Class
Institutional Class Shares	$357,240,506	$5,955,368	$4,730,610
Class A Shares	26,890,622	561,463	5,499,192
Class C Shares	5,694,032	—	—
Net Assets	$389,825,160	$6,516,831	$10,229,802

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	30,317,980	286,677	499,506
Class A Shares	2,271,513	27,228	584,631
Class C Shares	485,868	—	—

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$11.78	$20.78	$9.47
Class A Shares	$11.84	$20.62	$9.41
Class C Shares*	$11.72	$—	$—

Maximum Sales Charge
Class A Shares	4.25%	5.75%	4.25%
Class C Shares	1.00%	N/A	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$12.37	$21.88	$9.83

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

American Independence Funds
Statements of Operations
For the Year Ended October 31, 2012

	Stock Fund	International Alpha Strategies Fund	Small Cap Growth Fund	Large Cap Growth Fund
Investment Income:
Dividend	$2,933,810	$2,145,936	$30,974	$89,708
Foreign tax withholding	(14,633)	(202,104)	(922)	(405)
Total Investment Income	2,919,177	1,943,832	30,052	89,303

Expenses:
Investment advisory	1,592,302	427,241	45,514	59,541
Administration	199,038	65,932	5,689	7,443
Distribution - Class A Shares	54,926	192	62	133
Distribution - Class C Shares	86,649	—	—	—
Service - Class A Shares	54,926	192	62	133
Service - Class C Shares	28,883	—	—	—
Accounting	40,594	46,622	24,887	24,458
Audit expenses	16,927	19,536	23,062	21,299
Compliance services	12,923	6,886	4,168	4,249
Custodian	29,377	34,976	1,085	1,300
Legal expenses	19,130	7,213	523	387
Shareholder Reporting	29,168	5,740	1,585	1,989
State registration expenses	44,569	18,735	2,993	3,335
Transfer Agent	335,898	14,727	9,725	20,486
Trustees	13,582	5,481	405	520
Insurance	8,347	3,092	159	270
Other	11,858	2,141	2,158	2,349
Total expenses before fee reductions	2,579,097	658,706	122,077	147,892
Expenses reduced by: Adviser	(506,692)	(157,237)	(71,887)	(88,080)
Distributor	(40,974)	—	—	—
Net Expenses	2,031,431	501,469	50,190	59,812

Net Investment Income (Loss)	887,746	1,442,363	(20,138)	29,491

Realized and unrealized gains (losses) on investments, futures, options, and foreign currency transactions:
Net realized gains (losses) from investment transactions	24,133,743	(1,473,696)	(277,122)	(616,306)
Net realized losses from foreign currency transactions	—	(58,950)	—	—
Net realized gain from securities sold short transactions	15,321	—	—	—
Net realized losses from options transactions	(2,468,309)	—	—	—
Net change in unrealized appreciation/depreciation from investments	(5,291,935)	3,164,052	447,651	366,041
Net change in unrealized appreciation/depreciation from foreign currency translation	—	(19,489)	—	—
Net realized and unrealized gains (losses)	16,388,820	1,611,917	170,529	(250,265)

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,276,566	$3,054,280	$150,391	$(220,774)

See Notes to Financial Statements

American Independence Funds
Statements of Operations – (continued)
For the Year Ended October 31, 2012

	Kansas Tax-Exempt Bond Fund	Strategic Income Fund	Core Plus Fund
Investment Income:
Dividend	$12,465	$1,158	$176
Interest	11,349,297	1,020,780	2,253,316
Total Investment Income	11,361,762	1,021,938	2,253,492

Expenses:
Investment advisory	911,690	297,926	289,651
Administration	379,871	93,102	90,516
Distribution - Class A Shares	24,599	214	2,692
Distribution - Class C Shares	14,660	—	—
Service - Class A Shares	24,599	214	2,686
Service - Class C Shares	4,887	—	—
Accounting	110,506	46,220	51,396
Audit expenses	16,567	18,275	20,006
Compliance services	20,980	8,208	7,991
Custodian	57,740	8,452	13,991
Legal expenses	36,755	10,457	8,503
Shareholder Reporting	4,694	4,394	4,699
State registration expenses	28,495	21,648	10,572
Transfer Agent	16,121	5,530	7,173
Trustees	25,287	5,608	7,965
Insurance	17,467	6,547	4,284
Other	12,595	2,848	8,632
Total expenses before fee reductions	1,707,513	529,643	530,757
Expenses reduced by: Adviser	(180,063)	(194,048)	(199,521)
Distributor	(10,824)	(215)	(1,610)
Net Expenses	1,516,626	335,380	329,626

Net Investment Income	9,845,136	686,558	1,923,866

Realized and unrealized gains (losses) on investments, futures, options, and foreign currency transactions:
Net realized gains from investment transactions	247,458	191,748	1,173,371
Net realized losses from futures contracts	—	(31,288)	—
Net change in unrealized appreciation/depreciation from investments	8,478,508	712,146	1,171,004
Net change in unrealized appreciation/depreciation from futures contracts	—	14,007	—
Net realized and unrealized gains	8,725,966	886,613	2,344,375

Net Increase in Net Assets Resulting from Operations	$18,571,102	$1,573,171	$4,268,241

See Notes to Financial Statements

American Independence Funds
Statements of Operations – (continued)
For the Year Ended October 31, 2012

	U.S. Inflation-Indexed Fund	Fusion Fund	Absolute Return Bull Bear Bond Fund
Investment Income:
Dividend	$10,525	$26,030	$268
Interest	3,985,766	—	153,575
Foreign tax withholding	—	(256)	—
Total Investment Income	3,996,291	25,774	153,843

Expenses:
Investment advisory	1,386,976	22,711	137,300
Administration	433,430	2,025	34,325
Distribution - Class A Shares	51,389	175	4,757
Distribution - Class C Shares	39,875	—	—
Service - Class A Shares	51,389	175	26,934
Service - Class C Shares	13,291	—	—
Accounting	55,009	31,104	25,890
Audit expenses	18,320	12,142	12,841
Compliance services	21,686	4,264	5,550
Custodian	34,643	12,226	5,441
Legal expenses	43,441	201	3,308
Shareholder Reporting	13,336	1,184	15,460
State registration expenses	48,587	10,009	12,645
Transfer Agent	141,475	3,685	196,229
Trustees	30,138	420	1,437
Insurance	14,357	349	286
Other	23,422	1,816	4,919
Total expenses before fee reductions	2,420,764	102,486	487,322
Expenses increased by: Dividend expense on securities sold short	—	3,439	—
Interest expense on securities sold short	—	1,382	—
Expenses reduced by: Adviser	(1,155,241)	(71,421)	(152,650)
Distributor	(10,278)	—	—
Net Expenses	1,255,245	35,886	334,672

Net Investment Income (Loss)	2,741,046	(10,112)	(180,829)

Realized and unrealized gains (losses) on investments, futures, options, and foreign currency transactions:
Net realized gains (losses) from investment transactions	16,370,531	(90,045)	(306,296)
Net realized gains from futures contracts	236,731	—	—
Net realized loss from securities sold short transactions	—	(64,085)	—
Net realized losses from options transactions	—	(1,212)	—
Net change in unrealized appreciation/depreciation from investments	6,059,889	79,972	(150,180)
Net change in unrealized appreciation/depreciation from futures contracts	(195,692)	—	—
Net change in unrealized appreciation/depreciation from securities sold short	—	57,680	—
Net change in unrealized appreciation/depreciation from options contracts	—	(4,733)	—
Net realized and unrealized gains (losses)	22,471,459	(22,423)	(456,476)

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,212,505	$(32,535)	$(637,305)

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets

	Stock Fund		International Alpha Strategies Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2012	2011	2012	2011
Investment Operations:
Net investment income	$887,746	$543,629	$1,442,363	$1,303,616
Net realized gains (losses)	21,680,755	3,520,691	(1,532,646)	6,749,585
Net change in unrealized appreciation/depreciation	(5,291,935)	(1,944,202)	3,144,563	(9,094,496)
Net increase (decrease) in net assets resulting from operations	17,276,566	2,120,118	3,054,280	(1,041,295)

Distributions:
From net investment income:
Institutional Class Shares	(574,839)	(380,503)	(714,400)	(124,592)
Class A Shares	(34,205)	(15,599)	(1,490)	—
Class C Shares	—	(1,516)	—	—
From net realized gains:
Institutional Class Shares	(1,589,606)	(6,633,605)	—	—
Class A Shares	(280,972)	(580,563)	—	—
Class C Shares	(147,021)	(245,986)	—	—
Decrease in net assets from distributions	(2,626,643)	(7,857,772)	(715,890)	(124,592)

Net increase (decrease) in net assets from capital transactions	(15,954,181)	44,965,740	2,618,121	(40,729,903)
Total increase (decrease) in net assets	(1,304,258)	39,228,086	4,956,511	(41,895,790)

Net Assets:
Beginning of year	155,619,989	116,391,903	50,301,656	92,197,446
End of year	$154,315,731	$155,619,989	$55,258,167	$50,301,656
Accumulated net investment income	$510,034	$314,234	$1,474,612	$696,766

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$23,202,881	$48,212,096	$10,519,525	$13,475,492
Dividends reinvested	1,755,894	4,575,368	278,103	73,908
Cost of shares redeemed	(32,731,384)	(31,557,237)	(8,128,271)	(54,298,777)
Institutional Class Shares capital transactions	(7,772,609)	21,230,227	2,669,357	(40,749,377)

Class A Shares
Proceeds from shares issued	6,913,557	21,174,597	51,415	36,818
Dividends reinvested	290,559	506,538	1,490	—
Cost of shares redeemed	(12,074,891)	(7,346,554)	(104,141)	(17,344)
Class A Shares capital transactions	(4,870,775)	14,334,581	(51,236)	19,474

Class C Shares
Proceeds from shares issued	1,617,787	9,690,411	—	—
Dividends reinvested	144,283	244,404	—	—
Cost of shares redeemed	(5,072,867)	(533,883)	—	—
Class C Shares capital transactions	(3,310,797)	9,400,932	—	—

Net increase (decrease) in net assets from capital transactions	$(15,954,181)	$44,965,740	$2,618,121	$(40,729,903)

Share Transactions:
Institutional Class Shares
Issued	1,652,286	3,487,030	1,014,741	1,212,724
Reinvested	135,202	327,267	28,063	6,449
Redeemed	(2,303,847)	(2,262,986)	(759,712)	(4,758,409)
Change in Institutional Class Shares	(516,359)	1,551,311	283,092	(3,539,236)

Class A Shares
Issued	484,066	1,524,626	4,836	3,290
Reinvested	22,574	36,518	151	—
Redeemed	(855,091)	(537,116)	(10,397)	(1,549)
Change in Class A Shares	(348,451)	1,024,028	(5,410)	1,741

Class C Shares
Issued	113,530	674,624	—	—
Reinvested	11,014	17,199	—	—
Redeemed	(349,381)	(38,386)	—	—
Change in Class C Shares	(224,837)	653,437	—	—

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Small Cap Growth Fund		Large Cap Growth Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2012	2011	2012	2011
Investment Operations:
Net investment income (loss)	$(20,138)	$(19,868)	$29,491	$(3,536)
Net realized losses	(277,122)	(114,291)	(616,306)	(157,616)
Net change in unrealized appreciation/depreciation	447,651	(399,756)	366,041	(284,910)
Net increase (decrease) in net assets resulting from operations	150,391	(533,915)	(220,774)	(446,062)

Distributions:
From net investment income:
Institutional Class Shares	—	(1,398)	(258)	(936)
From net realized gains:
Decrease in net assets from distributions	—	(1,398)	(258)	(936)

Net increase (decrease) in net assets from capital transactions	1,606,646	3,404,300	(3,596,814)	5,075,186
Total increase (decrease) in net assets	1,757,037	2,868,987	(3,817,846)	4,628,188

Net Assets:
Beginning of year	2,868,987	—	4,628,188	—
End of year	$4,626,024	$2,868,987	$810,342	$4,628,188
Accumulated (distributions in excess of) net investment income	$(16,874)	$—	$29,233	$—

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$2,356,072	$4,271,301	$2,349,907	$6,490,829
Dividends reinvested	—	1,398	258	936
Cost of shares redeemed	(757,849)	(884,399)	(6,003,677)	(1,432,071)
Institutional Class Shares capital transactions	1,598,223	3,388,300	(3,653,512)	5,059,694

Class A Shares
Proceeds from shares issued	23,803	16,000	82,729	15,492
Cost of shares redeemed	(15,380)	—	(26,031)	—
Class A Shares capital transactions	8,423	16,000	56,698	15,492

Net increase (decrease) in net assets from capital transactions	$1,606,646	$3,404,300	$(3,596,814)	$5,075,186

Share Transactions:
Institutional Class Shares
Issued	254,651	416,787	249,504	635,012
Reinvested	—	137	29	92
Redeemed	(83,690)	(88,122)	(662,109)	(138,175)
Change in Institutional Class Shares	170,961	328,802	(412,576)	496,929

Class A Shares
Issued	2,483	2,073	8,531	1,845
Redeemed	(1,570)	—	(2,647)	—
Change in Class A Shares	913	2,073	5,884	1,845

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Kansas Tax-Exempt Bond Fund		Strategic Income Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2012	2011	2012	2011
Investment Operations:
Net investment income	$9,845,136	$9,707,575	$686,558	$934,025
Net realized gains (losses)	247,458	(303,059)	160,460	674,625
Net change in unrealized appreciation/depreciation	8,478,508	(191,706)	726,153	(1,107,583)
Net increase in net assets resulting from operations	18,571,102	9,212,810	1,573,171	501,067

Distributions:
From net investment income:
Institutional Class Shares	(9,519,240)	(9,405,688)	(976,972)	(1,067,996)
Class A Shares	(282,081)	(270,674)	(906)	(194)
Class C Shares	(43,814)	(31,213)	—	—
Decrease in net assets from distributions	(9,845,135)	(9,707,575)	(977,878)	(1,068,190)

Net increase (decrease) in net assets from capital transactions	22,258,121	2,466,586	(19,125,619)	(26,791,163)
Total increase in net assets	30,984,088	1,971,821	(18,530,326)	(27,358,286)

Net Assets:
Beginning of year	285,423,212	283,451,391	95,510,671	122,868,957
End of year	$316,407,300	$285,423,212	$76,980,345	$95,510,671
Accumulated net investment income	$74,638	$74,637	$169,183	$173,859

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$58,455,956	$33,791,238	$21,963,601	$16,028,729
Dividends reinvested	360,392	732,240	555,100	715,242
Cost of shares redeemed	(38,156,630)	(35,944,750)	(41,820,877)	(43,522,483)
Institutional Class Shares capital transactions	20,659,718	(1,421,272)	(19,302,176)	(26,778,512)

Class A Shares
Proceeds from shares issued	1,260,532	4,878,058	276,544	43,319
Dividends reinvested	239,498	229,887	843	183
Cost of shares redeemed	(506,119)	(1,757,498)	(100,830)	(56,153)
Class A Shares capital transactions	993,911	3,350,447	176,557	(12,651)

Class C Shares
Proceeds from shares issued	1,100,469	743,685	—	—
Dividends reinvested	28,083	13,052	—	—
Cost of shares redeemed	(524,060)	(219,326)	—	—
Class C Shares capital transactions	604,492	537,411	—	—

Net increase (decrease) in net assets from capital transactions	$22,258,121	$2,466,586	$(19,125,619)	$(26,791,163)

Share Transactions:
Institutional Class Shares
Issued	5,232,131	3,139,899	2,159,261	1,583,391
Reinvested	32,171	68,304	54,551	70,635
Redeemed	(3,417,016)	(3,349,435)	(4,131,755)	(4,297,576)
Change in Institutional Class Shares	1,847,286	(141,232)	(1,917,943)	(2,643,550)

Class A Shares
Issued	112,446	453,430	27,252	4,264
Reinvested	21,363	21,326	83	18
Redeemed	(45,370)	(166,965)	(9,944)	(5,562)
Change in Class A Shares	88,439	307,791	17,391	(1,280)

Class C Shares
Issued	98,262	68,418	—	—
Reinvested	2,502	1,206	—	—
Redeemed	(46,754)	(20,376)	—	—
Change in Class C Shares	54,010	49,248	—	—

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Core Plus Fund		U.S. Inflation-Indexed Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2012	2011	2012	2011
Investment Operations:
Net investment income	$1,923,866	$2,031,435	$2,741,046	$5,905,719
Net realized gains (losses)	1,173,371	(177,504)	16,607,262	15,128,340
Net change in unrealized appreciation/depreciation	1,171,004	455,505	5,864,197	2,933,152
Net increase in net assets resulting from operations	4,268,241	2,309,436	25,212,505	23,967,211

Distributions:
From net investment income:
Institutional Class Shares	(2,173,320)	(2,263,451)	(3,181,823)	(5,882,876)
Class A Shares	(28,857)	(2,664)	(111,996)	(136,997)
Class C Shares	—	—	(12,685)	(4,037)
From net realized gains:
Institutional Class Shares	—	(1,578,250)	(13,910,585)	(6,845,491)
Class A Shares	—	(2,138)	(751,566)	(244,772)
Class C Shares	—	—	(267,583)	—
Decrease in net assets from distributions	(2,202,177)	(3,846,503)	(18,236,238)	(13,114,173)

Net increase in net assets from capital transactions	3,909,586	32,948,290	116,722,891	132,565,631
Total increase in net assets	5,975,650	31,411,223	123,699,158	143,418,669

Net Assets:
Beginning of year	70,780,947	39,369,724	266,126,002	122,707,333
End of year	$76,756,597	$70,780,947	$389,825,160	$266,126,002
Accumulated (distributions in excess of) net investment income	$3,241	$3,241	$—	$(7,586)

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$15,481,087	$44,008,256	$145,924,967	$148,027,991
Dividends reinvested	1,215,356	1,983,934	16,517,492	12,354,326
Cost of shares redeemed	(14,163,008)	(13,133,583)	(60,495,321)	(39,826,337)
Institutional Class Shares capital transactions	2,533,435	32,858,607	101,947,138	120,555,980

Class A Shares
Proceeds from shares issued	1,400,190	84,989	26,828,655	14,461,824
Dividends reinvested	27,288	4,801	760,306	346,596
Cost of shares redeemed	(51,327)	(107)	(13,653,472)	(7,483,423)
Class A Shares capital transactions	1,376,151	89,683	13,935,489	7,324,997

Class C Shares
Proceeds from shares issued	—	—	1,179,460	4,683,891
Dividends reinvested	—	—	270,977	763
Cost of shares redeemed	—	—	(610,173)	—
Class C Shares capital transactions	—	—	840,264	4,684,654

Net increase in net assets from capital transactions	$3,909,586	$32,948,290	$116,722,891	$132,565,631

Share Transactions:
Institutional Class Shares
Issued	1,383,609	3,973,540	12,841,094	13,605,127
Reinvested	108,652	182,621	1,471,281	1,145,392
Redeemed	(1,269,107)	(1,202,136)	(5,285,630)	(3,541,672)
Change in Institutional Class Shares	223,154	2,954,025	9,026,745	11,208,847

Class A Shares
Issued	125,838	7,458	2,331,912	1,263,767
Reinvested	2,414	439	67,467	32,157
Redeemed	(4,577)	(10)	(1,187,551)	(664,725)
Change in Class A Shares	123,675	7,887	1,211,828	631,199

Class C Shares
Issued	—	—	103,391	411,143
Reinvested	—	—	24,328	67
Redeemed	—	—	(53,061)	—
Change in Class C Shares	—	—	74,658	411,210

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Fusion Fund		Absolute Return Bull Bear Bond Fund
	For the Years Ended October 31,		For the Years Ended October 31,
	2012	2011	2012	2011
Investment Operations:
Net investment income (loss)	$(10,112)	$(107,678)	$(180,829)	$2,333
Net realized losses	(155,342)	(362,972)	(306,296)	(5,072,497)
Net change in unrealized appreciation/depreciation	132,919	(175,436)	(150,180)	(243,692)
Net decrease in net assets resulting from operations	(32,535)	(646,086)	(637,305)	(5,313,856)

Distributions:
From net investment income:
Institutional Class Shares	—	—	(5,025)	(6,873)
From net realized gains:
Institutional Class Shares	—	—	—	(137,635)
Class A Shares	—	—	—	(61,734)
Decrease in net assets from distributions	—	—	(5,025)	(206,242)

Net increase (decrease) in net assets from capital transactions	559,186	(2,670,782)	(28,312,489)	27,293,381
Total increase (decrease) in net assets	526,651	(3,316,868)	(28,954,819)	21,773,283

Net Assets:
Beginning of year	5,990,180	9,307,048	39,184,621	17,411,338
End of year	$6,516,831	$5,990,180	$10,229,802	$39,184,621
Accumulated (distributions in excess of) net investment income	$(8,174)	$—	$(155,973)	$1,781

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$5,598,076	$703,770	$4,044,486	$39,129,362
Dividends reinvested	—	—	3,646	126,474
Cost of shares redeemed	(5,608,302)	(3,375,448)	(22,903,656)	(22,917,519)
Institutional Class Shares capital transactions	(10,226)	(2,671,678)	(18,855,524)	16,338,317

Class A Shares
Proceeds from shares issued	597,181	30,985	1,647,128	24,855,256
Dividends reinvested	—	—	—	58,486
Cost of shares redeemed	(27,769)	(30,089)	(11,104,093)	(13,958,678)
Class A Shares capital transactions	569,412	896	(9,456,965)	10,955,064

Net increase (decrease) in net assets from capital transactions	$559,186	$(2,670,782)	$(28,312,489)	$27,293,381

Share Transactions:
Institutional Class Shares
Issued	271,144	35,990	417,760	3,739,041
Reinvested	—	—	378	11,833
Redeemed	(292,260)	(166,499)	(2,398,519)	(2,320,153)
Change in Institutional Class Shares	(21,116)	(130,509)	(1,980,381)	1,430,721

Class A Shares
Issued	28,506	1,725	171,567	2,373,346
Reinvested	—	—	—	5,471
Redeemed	(1,334)	(1,669)	(1,163,972)	(1,386,698)
Change in Class A Shares	27,172	56	(992,405)	992,119

See Notes to Financial Statements

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Stock Fund

Institutional Class Shares
For the year ended
10/31/2012	$13.58	$0.10	$1.45	$1.55	$(0.06)	$(0.18)	$(0.24)	$14.89
10/31/2011	$14.14	$0.06	$0.28	$0.34	$(0.04)	$(0.86)	$(0.90)	$13.58
10/31/2010	$11.93	$0.06	$2.26	$2.32	$(0.11)	$—	$(0.11)	$14.14
10/31/2009	$11.01	$0.11	$1.07	$1.18	$(0.26)	$—	$(0.26)	$11.93
10/31/2008	$17.29	$0.30	$(3.47)	$(3.17)	$(0.32)	$(2.79)	$(3.11)	$11.01

Class A Shares
For the year ended
10/31/2012	$13.47	$0.07	$1.42	$1.49	$(0.02)	$(0.18)	$(0.20)	$14.76
10/31/2011	$14.04	$0.01	$0.30	$0.31	$(0.02)	$(0.86)	$(0.88)	$13.47
10/31/2010	$11.85	$0.01	$2.26	$2.27	$(0.08)	$—	$(0.08)	$14.04
10/31/2009	$10.93	$0.14	$0.99	$1.13	$(0.21)	$—	$(0.21)	$11.85
10/31/2008	$17.17	$0.28	$(3.50)	$(3.22)	$(0.23)	$(2.79)	$(3.02)	$10.93

Class C Shares
For the year ended
10/31/2012	$13.73	$(0.05)	$1.48	$1.43	$—	$(0.18)	$(0.18)	$14.98
10/31/2011	$14.38	$(0.07)	$0.28	$0.21	$(0.00)^	$(0.86)	$(0.86)	$13.73
10/31/2010	$12.18	$(0.06)	$2.29	$2.23	$(0.03)	$—	$(0.03)	$14.38
10/31/2009	$11.22	$0.06	$1.04	$1.10	$(0.14)	$—	$(0.14)	$12.18
10/31/2008	$17.16	$0.24	$(3.18)	$(2.94)	$(0.21)	$(2.79)	$(3.00)	$11.22

International Alpha Strategies Fund

Institutional Class Shares
For the year ended
10/31/2012	$10.70	$0.29	$0.26	$0.55	$(0.15)	$—	$(0.15)	$11.10
10/31/2011	$11.19	$0.24	$(0.71)	$(0.47)	$(0.02)	$—	$(0.02)	$10.70
10/31/2010	$10.81	$0.16	$0.34	$0.50	$(0.12)	$—	$(0.12)	$11.19
10/31/2009	$8.92	$0.19	$1.93	$2.12	$(0.23)	$—	$(0.23)	$10.81
10/31/2008	$16.80	$0.24	$(6.94)	$(6.70)	$(0.24)	$(0.94)	$(1.18)	$8.92

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

11.70%	$126,845	1.16%	1.48%	0.67%	252%
2.27%	$122,738	1.13%	1.42%	0.48%	225%
19.53%	$105,832	1.03%	1.46%	0.51%	181%
11.32%	$101,045	0.96%	1.40%	1.14%	242%
(22.26%)	$80,102	0.89%	1.37%	2.13%	284%

11.27%	$18,345	1.48%	1.98%	0.36%	252%
2.02%	$21,428	1.42%	1.79%	0.14%	225%
19.19%	$7,962	1.37%	1.80%	0.18%	181%
10.80%	$4,295	1.47%	1.88%	0.13%	242%
(22.65%)	$385	1.39%	1.88%	1.70%	284%

10.58%	$9,126	2.16%	2.48%	(0.32%)	252%
1.27%	$11,454	2.14%	2.43%	(0.60%)	225%
18.34%	$2,598	2.04%	2.47%	(0.49%)	181%
10.14%	$63	1.96%	2.39%	0.02%	242%
(20.65%)	$31	1.89%	2.38%	1.19%	284%

5.30%	$55,169	0.95%	1.25%	2.73%	88%
(4.23%)	$50,158	1.05%	1.17%	1.90%	149%
4.67%	$92,066	1.13%	1.23%	1.55%	439%
24.48%	$96,691	1.06%	1.33%	2.19%	186%
(42.55%)	$73,764	0.99%	1.12%	1.82%	47%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
International Alpha Strategies Fund - (continued)

Class A Shares
For the year ended
10/31/2012	$10.61	$0.21	$0.28	$0.49	$(0.11)	$—	$(0.11)	$10.99
10/31/2011	$11.13	$0.16	$(0.68)	$(0.52)	$—	$—	$—	$10.61
10/31/2010	$10.77	$0.11	$0.33	$0.44	$(0.08)	$—	$(0.08)	$11.13
10/31/2009	$8.87	$0.14	$1.93	$2.07	$(0.17)	$—	$(0.17)	$10.77
10/31/2008	$16.69	$0.15	$(6.88)	$(6.73)	$(0.15)	$(0.94)	$(1.09)	$8.87

Small Cap Growth Fund

Institutional Class Shares
For the year ended
10/31/2012	$8.67	$(0.04)	$0.57	$0.53	$—	$—	$—	$9.20
For the period from
12/9/2010 (c) thru 10/31/2011	$10.00	$(0.05)	$(1.27)	$(1.32)	$(0.01)	$—	$(0.01)	$8.67

Class A Shares
For the year ended
10/31/2012	$8.64	$(0.08)	$0.57	$0.49	$—	$—	$—	$9.13
For the period from
4/19/2011 (c) thru 10/31/2011	$10.32	$(0.02)	$(1.66)	$(1.68)	$—	$—	$—	$8.64

Large Cap Growth Fund

Institutional Class Shares
For the year ended
10/31/2012	$9.28	$0.05 +	$(0.52)+	$(0.47)	$(0.00)^	$—	$(0.00)^	$8.81
For the period from
12/9/2010 (c) thru 10/31/2011	$10.00	$(0.01)	$(0.71)	$(0.72)	$(0.00)^	$—	$(0.00)^	$9.28

Class A Shares
For the year ended
10/31/2012	$9.25	$0.00 ^+	$(0.52)	$(0.52)	$—	$—	$—	$8.73
For the period from
4/19/2011 (c) thru 10/31/2011	$10.65	$(0.01)	$(1.39)	$(1.40)	$—	$—	$—	$9.25

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.
+	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

4.69%	$89	1.45%	1.75%	1.98%	88%
(4.67%)	$144	1.48%	1.60%	1.50%	149%
4.07%	$131	1.63%	1.73%	1.05%	439%
23.85%	$50	1.55%	1.83%	1.60%	186%
(42.81%)	$57	1.49%	1.61%	1.11%	47%

6.11%	$4,599	1.10%	2.67%	(0.44%)	78%

(13.20%)	$2,851	1.10%	3.84%	(0.80%)	105%

5.67%	$27	1.60%	3.17%	(0.96%)	78%

(16.28%)	$18	1.60%	3.23%	(1.34%)	105%

(5.06%)	$743	1.00%	2.48%	0.50%	97%

(7.18%)	$4,611	1.00%	2.97%	(0.08%)	57%

(5.62%)	$67	1.50%	2.98%	0.01%	97%

(13.15%)	$17	1.50%	3.33%	(0.56%)	57%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the year ended
10/31/2012	$10.95	$0.36	$0.33	$0.69	$(0.36)	$—	$(0.36)	$11.28
10/31/2011	$10.96	$0.37	$(0.01)	$0.36	$(0.37)	$—	$(0.37)	$10.95
10/31/2010	$10.73	$0.38	$0.23	$0.61	$(0.38)	$—	$(0.38)	$10.96
10/31/2009	$10.21	$0.40	$0.52	$0.92	$(0.40)	$—	$(0.40)	$10.73
10/31/2008	$10.58	$0.41	$(0.37)	$0.04	$(0.41)	$—	$(0.41)	$10.21

Class A Shares
For the year ended
10/31/2012	$10.95	$0.32	$0.33	$0.65	$(0.32)	$—	$(0.32)	$11.28
10/31/2011	$10.96	$0.33	$(0.01)	$0.32	$(0.33)	$—	$(0.33)	$10.95
10/31/2010	$10.72	$0.35	$0.24	$0.59	$(0.35)	$—	$(0.35)	$10.96
10/31/2009	$10.21	$0.36	$0.51	$0.87	$(0.36)	$—	$(0.36)	$10.72
10/31/2008	$10.58	$0.38	$(0.37)	$0.01	$(0.38)	$—	$(0.38)	$10.21

Class C Shares
For the year ended
10/31/2012	$10.95	$0.25	$0.33	$0.58	$(0.25)	$—	$(0.25)	$11.28
10/31/2011	$10.96	$0.27	$(0.01)	$0.26	$(0.27)	$—	$(0.27)	$10.95
10/31/2010	$10.73	$0.29	$0.23	$0.52	$(0.29)	$—	$(0.29)	$10.96
10/31/2009	$10.21	$0.31	$0.52	$0.83	$(0.31)	$—	$(0.31)	$10.73
10/31/2008	$10.58	$0.29	$(0.37)	$(0.08)	$(0.29)	$—	$(0.29)	$10.21

Strategic Income Fund

Institutional Class Shares
For the year ended
10/31/2012	$10.12	$0.10	$0.14	$0.24	$(0.14)	$—	$(0.14)	$10.22
10/31/2011	$10.17	$0.09	$(0.04)	$0.05	$(0.10)	$—	$(0.10)	$10.12
10/31/2010	$9.87	$0.17	$0.30	$0.47	$(0.17)	$—	$(0.17)	$10.17
10/31/2009	$9.87	$0.25	$0.01	$0.26	$(0.25)	$(0.01)	$(0.26)	$9.87
10/31/2008	$10.07	$0.38	$(0.21)	$0.17	$(0.37)	$—	$(0.37)	$9.87

Class A Shares
For the year ended
10/31/2012	$10.12	$0.07	$0.12	$0.19	$(0.11)	$—	$(0.11)	$10.20
10/31/2011	$10.16	$0.06	$(0.02)	$0.04	$(0.08)	$—	$(0.08)	$10.12
10/31/2010	$9.86	$0.14	$0.31	$0.45	$(0.15)	$—	$(0.15)	$10.16
10/31/2009	$9.86	$0.22	$0.01	$0.23	$(0.22)	$(0.01)	$(0.23)	$9.86
10/31/2008	$10.07	$0.36	$(0.20)	$0.16	$(0.37)	$—	$(0.37)	$9.86
(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(b)*

6.42%	$303,660	0.48%	0.54%	3.26%	13%
3.44%	$274,606	0.45%	0.54%	3.48%	8%
5.82%	$276,535	0.40%	0.56%	3.53%	8%
9.16%	$228,132	0.40%	0.57%	3.81%	14%
0.38%	$204,236	0.40%	0.62%	3.94%	7%

6.01%	$10,518	0.87%	1.04%	2.87%	13%
3.03%	$9,244	0.84%	1.04%	3.06%	8%
5.56%	$5,881	0.80%	1.06%	3.13%	8%
8.61%	$1,312	0.80%	1.07%	3.42%	14%
0.03%	$1,003	0.80%	1.13%	3.54%	7%

5.36%	$2,229	1.48%	1.54%	2.24%	13%
2.41%	$1,573	1.45%	1.54%	2.44%	8%
4.90%	$1,035	1.40%	1.56%	2.53%	8%
8.23%	$70	1.38%	1.56%	2.89%	14%
(0.84%)	$32	1.40%	1.63%	2.94%	7%

2.35%	$76,791	0.45%	0.71%	0.92%	199%
0.52%	$95,499	0.45%	0.68%	0.88%	254%
4.83%	$122,844	0.45%	0.68%	1.68%	52%
2.71%	$124,990	0.45%	0.64%	2.62%	61%
1.66%	$169,256	0.45%	0.73%	3.53%	45%

1.89%	$189	0.70%	1.21%	0.65%	199%
0.36%	$12	0.70%	1.18%	0.66%	254%
4.60%	$25	0.70%	1.18%	1.43%	52%
2.45%	$19	0.70%	1.14%	2.31%	61%
1.50%	$17	0.73%	1.35%	3.47%	45%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Core Plus Fund

Institutional Class Shares
For the year ended
10/31/2012	$11.00	$0.30	$0.36	$0.66	$(0.34)	$—	$(0.34)	$11.32
10/31/2011	$11.35	$0.32	$(0.03)	$0.29	$(0.36)	$(0.28)	$(0.64)	$11.00
10/31/2010	$11.07	$0.36	$0.56	$0.92	$(0.40)	$(0.24)	$(0.64)	$11.35
10/31/2009	$9.96	$0.42	$1.11	$1.53	$(0.42)	$—	$(0.42)	$11.07
10/31/2008	$10.22	$0.43	$(0.24)	$0.19	$(0.45)	$—	$(0.45)	$9.96

Class A Shares
For the year ended
10/31/2012	$11.08	$0.27	$0.35	$0.62	$(0.30)	$—	$(0.30)	$11.40
10/31/2011	$11.42	$0.28	$(0.02)	$0.26	$(0.32)	$(0.28)	$(0.60)	$11.08
10/31/2010	$11.13	$0.37	$0.53	$0.90	$(0.37)	$(0.24)	$(0.61)	$11.42
10/31/2009	$9.95	$0.40	$1.18	$1.58	$(0.40)	$—	$(0.40)	$11.13
10/31/2008	$10.22	$0.41	$(0.26)	$0.15	$(0.42)	$—	$(0.42)	$9.95

U.S. Inflation-Indexed Fund

Institutional Class Shares
For the year ended
10/31/2012	$11.69	$0.09	$0.75	$0.84	$(0.11)	$(0.64)	$(0.75)	$11.78
10/31/2011	$11.67	$0.32	$0.68	$1.00	$(0.33)	$(0.65)	$(0.98)	$11.69
10/31/2010	$11.26	$0.19	$0.92	$1.11	$(0.18)	$(0.52)	$(0.70)	$11.67
10/31/2009	$9.52	$(0.55)	$2.30	$1.75	$(0.01)	$—	$(0.01)	$11.26
For the period from
1/1/2008 thru 10/31/2008 (c)	$10.57	$0.30	$(1.03)	$(0.73)	$(0.32)	$—	$(0.32)	$9.52
For the year ended
12/31/2007†	$10.03	$0.56	$0.53	$1.09	$(0.55)	$—	$(0.55)	$10.57

Class A Shares
For the year ended
10/31/2012	$11.75	$0.05	$0.74	$0.79	$(0.06)	$(0.64)	$(0.70)	$11.84
10/31/2011	$11.73	$0.30	$0.67	$0.97	$(0.30)	$(0.65)	$(0.95)	$11.75
10/31/2010	$11.33	$0.17	$0.91	$1.08	$(0.16)	$(0.52)	$(0.68)	$11.73
10/31/2009	$9.60	$0.54	$1.20	$1.74	$(0.01)	$—	$(0.01)	$11.33
For the period from
5/16/2008 (d) thru 10/31/2008	$10.81	$0.06	$(1.22)	$(1.16)	$(0.05)	$—	$(0.05)	$9.60

Class C Shares
For the year ended
10/31/2012	$11.66	$(0.02)	$0.75	$0.73	$(0.03)	$(0.64)	$(0.67)	$11.72
For the period from
5/4/2011 (d) thru 10/31/2011	$11.05	$0.15	$0.62	$0.77	$(0.16)	$—	$(0.16)	$11.66

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	For the period January 1, 2008 through October 31, 2008. Prior to January 1, 2008, the fiscal year end was December 31.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
†	Information provided is that of the Advisor Class shares of the predecessor fund, the FFTW U.S. Inflation-Indexed Portfolio. (See Note 1)

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

6.08%	$75,235	0.45%	0.73%	2.66%	41%
2.73%	$70,673	0.46%	0.74%	2.97%	87%
8.65%	$39,348	0.63%	0.90%	3.23%	346%
15.62%	$32,375	0.60%	0.83%	3.93%	426%
1.81%	$29,970	0.56%	1.02%	4.18%	289%

5.69%	$1,521	0.80%	1.23%	2.30%	41%
2.43%	$108	0.84%	1.24%	2.57%	87%
8.38%	$22	0.92%	1.39%	2.94%	346%
16.09%	$49	0.88%	1.29%	3.50%	426%
1.44%	$17	0.86%	1.53%	3.90%	289%

7.56%	$357,241	0.32%	0.65%	0.83%	154%
9.50%	$248,883	0.32%	0.63%	3.03%	415%
10.40%	$117,680	0.32%	0.76%	1.75%	260%
18.44%	$101,789	0.32%	0.73%	(5.38%)	189%

(7.24%)	$85,371	0.33%	0.61%	3.37%	204%

11.25%	$95,029	0.35%	0.73%	5.38%	316%

7.10%	$26,891	0.77%	1.15%	0.37%	154%
9.14%	$12,448	0.66%	0.97%	2.48%	415%
10.04%	$5,027	0.57%	1.01%	1.50%	260%
18.16%	$4,965	0.57%	0.97%	(5.56%)	189%

(7.12%)	$690	0.57%	3.03%	7.72%	204%

6.53%	$5,694	1.32%	1.65%	(0.18%)	154%

7.05%	$4,795	1.32%	1.72%	(0.17%)	415%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations					Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gains (losses)		Increase (Decrease) from operations	Net investment income		Net realized gains	Total Distributions	Net Asset Value, End of Period
Fusion Fund

Institutional Class Shares
For the year ended
10/31/2012	$19.46	$(0.11	)+	$1.43	+	$1.32	$—		$—	$—	$20.78
10/31/2011	$21.23	$(0.35)		$(1.42)		$(1.77)	$—		$—	$—	$19.46
For the period from
12/22/2009 (d) thru 10/31/2010	$21.42	$(0.65)		$0.46		$(0.19)	$—		$—	$—	$21.23

Class A Shares
For the year ended
10/31/2012	$19.40	$(0.34	)+	$1.56	+	$1.22	$—		$—	$—	$20.62
For the period from
6/30/2011 (d) thru 10/31/2011	$20.00	$(0.44)		$(0.16)		$(0.60)	$—		$—	$—	$19.40

Absolute Return Bull Bear Bond Fund

Institutional Class Shares
For the year ended
10/31/2012	$9.67	$(0.05	)+	$(0.15	)+	$(0.20)	$(0.00	)^	$—	$(0.00)^	$9.47
10/31/2011	$10.66	$0.01		$(0.94)		$(0.93)	$(0.00	)^	$(0.06)	$(0.06)	$9.67
For the period from
7/8/2010 (d) thru 10/31/2010	$10.00	$0.00^		$0.66		$0.66	$—		$—	$—	$10.66

Class A Shares
For the year ended
10/31/2012	$9.63	$(0.08	)+	$(0.14	)+	$(0.22)	$—		$—	$—	$9.41
10/31/2011	$10.65	$(0.02)		$(0.94)		$(0.96)	$—		$(0.06)	$(0.06)	$9.63
For the period from
7/7/2010 (d) thru 10/31/2010	$10.00	$0.00	^	$0.65		$0.65	$—		$—	$—	$10.65

(a)	Ratio calculation excludes dividend and interest expense on securities sold short.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.
+	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets(b)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(c)*

6.78%	$5,955	2.19%	1.90%	6.30%	(0.58%)	229%
(8.34%)	$5,989	2.50%	1.80%	5.40%	(1.41%)	250%

(0.93%)	$9,307	4.32%	1.90%	5.24%	(3.82%)	349%

6.29%	$561	2.69%	2.40%	6.80%	(1.64%)	229%

(3.00%)	$1	2.60%	2.32%	8.97%	(3.81%)	250%

(2.05%)	$4,731	1.10%	1.10%	1.66%	(0.54%)	785%
(8.74%)	$23,992	0.90%	0.90%	1.36%	0.11%	839%

6.60%	$11,183	0.90%	0.90%	3.10%	0.17%	324%

(2.28%)	$5,499	1.40%	1.40%	1.96%	(0.84%)	785%
(9.05%)	$15,193	1.25%	1.25%	1.71%	(0.18%)	839%

6.50%	$6,228	1.25%	1.25%	3.45%	(0.22%)	324%

See Notes to Financial Statements

American Independence Funds

Notes to Financial Statements
October 31, 2012

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of October 31, 2012, the Trust offered ten (10) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”).

Stock Fund
International Alpha Strategies Fund
Small Cap Growth Fund
Large Cap Growth Fund
Kansas Tax-Exempt Bond Fund
Strategic Income Fund (formerly, Short-Term Bond Fund)
Core Plus Fund
U.S. Inflation-Indexed Fund
Fusion Fund
Absolute Return Bull Bear Bond Fund

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The Stock Fund, Kansas Tax-Exempt Bond Fund, and the U.S. Inflation-Indexed Fund offer three classes of shares: Class A, Class C and Institutional Class. The other Funds offer Class A and Institutional Class shares only. Each share class is identical except as to distribution and service fees borne by each class. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the accompanying Statement of Operations.

American Independence Funds

2.	Significant Accounting Policies: (Continued)

Securities for which prices from the Funds’ pricing services are not readily available are valued at fair value by American Independence Financial Services, LLC (“AIFS” or the “Adviser”) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2012, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic or industry concentration.

With respect to the Funds, there were no transfers into and out of any level during the current year presented. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation of a Level 3 security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Funds’ valuation committee will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Securities Purchased on a When-Issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets.

American Independence Funds

2.	Significant Accounting Policies: (Continued)

Securities Sold Short

As a portfolio management strategy, the Fusion Fund and Absolute Return Bull Bear Bond Fund may engage in short sales of securities, which result in obligations of the Funds to make a future delivery of a specific security. These obligations are subject to the risk that the security’s market price at the delivery date will exceed the amount of proceeds initially received and that the Funds may be required to purchase the security at prevailing market prices (or deliver the security if owned by the Funds) and thus realize a loss on the transaction. Obligations under short sales are reported as liabilities and are adjusted to the current fair value of the securities to be delivered. Securities sold short are collateralized by cash held with the broker.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income for the Kansas Tax-Exempt Bond Fund, Strategic Income Fund and Core Plus Fund are declared daily and paid monthly. Distributions from net investment income for the U.S. Inflation-Indexed Fund are declared and paid monthly. Distributions from net investment income, if any, for the Stock Fund, International Alpha Strategies Fund, Small Cap Growth Fund, Large Cap Growth Fund, Fusion Fund, and Absolute Return Bull Bear Bond Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Developments and Accounting Pronouncements

In December 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the October 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the October 31, 2012 taxable year.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in U.S. GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The amendment did not have a material impact on the Funds’ financial statements.

3.	Related Party Transactions:

AIFS serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and AIFS, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of each Fund’s average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Fees
Stock Fund	1.00%
International Alpha Strategies Fund	0.81%
Small Cap Growth Fund	1.00%
Large Cap Growth Fund	1.00%
Kansas Tax-Exempt Bond Fund	0.30%
Strategic Income Fund	0.40%
Core Plus Fund	0.40%
U.S. Inflation-Indexed Fund	0.40%
Fusion Fund	1.40%
Absolute Return Bull Bear Bond Fund	0.50%

The Trust has engaged Security Investors, LLC, which operates as Guggenheim Investments (“Guggenheim”) as sub-adviser for the International Alpha Strategies Fund, American Yellowstone Advisors, LLC (“AYA”) as sub-adviser for the Small Cap Growth Fund and Large Cap Growth Fund, HighMark Capital Management, Inc. (“HighMark”) as sub-adviser for the Strategic Income Fund, Boyd Watterson Asset Management, LLC (“BWAM”) as sub-adviser for the Core Plus Fund, Fischer Francis Trees & Watts, Inc., and its affiliate in London (“FFTW”), as sub-adviser for the U.S. Inflation-Indexed Fund, and Eddystone Capital LLC (“Eddystone”) as sub-adviser for the Fusion Fund.

The Board of Trustees has approved each of these agreements on behalf of the Trust (please see “Approval of Investment Advisory and Sub-Advisory Agreements” under “Additional Fund Information” in this report for more information). AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds and is responsible for overseeing the sub-advisor relationship. The portfolio managers or investment teams at each sub-adviser are responsible for the day-to-day management of the fund. Additional information about each sub-adviser is noted below.

Guggenheim (sub-adviser for International Alpha Strategies Fund) is located at 40 East 52nd Street, 16th Floor, New York, New York, 10022. Guggenheim Investors is an indirectly wholly-owned subsidiary of Guggenheim Capital, LLC. The agreement between AIFS and Guggenheim was last approved by shareholders at a meeting held on March 7, 2012.

AYA (sub-adviser to Small Cap Growth Fund and Large Cap Growth Fund) is an affiliated registered investment adviser located at 230 Park Avenue, Suite 534, New York, NY 10169, and is jointly owned by AIFS and Yellowstone Partners, LLC (“Yellowstone”). Yellowstone is a registered investment advisory firm headquartered in Idaho Falls, Idaho. Yellowstone’s predecessor, The Fred L. Dowd Company was founded in 1972.

HighMark (sub-adviser to the Strategic Income Fund) is headquartered at 350 California Street, San Francisco, CA 94104. The agreement between AIFS and HighMark on behalf of the Trust was approved by shareholders at a meeting held on December 27, 2011.

BWAM (sub-adviser to Core Plus Fund) is headquartered at 1801 E. 9th St., Suite 1400, Cleveland, Ohio 44114 and it is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, Wisconsin 53202. The agreement between AIFS and BWAM on behalf of the Trust was approved by shareholders at a meeting held on April 27, 2011.

FFTW’s (sub-adviser to the U.S. Inflation-Indexed Fund) New York offices are located at 200 Park Avenue, New York, New York 10166. FFTW is directly wholly-owned by Charter Atlantic Corporation (“CAC”), a New York corporation. CAC is indirectly owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France. The agreement between FFTW and AIFS on behalf of the Trust was approved by shareholders at a meeting held on May 9, 2008.

Eddystone (sub-adviser to the Fusion Fund) is headquartered at 230 Park Avenue, Suite 534, New York, NY 10169. The agreement between AIFS and Eddystone on behalf of the Trust was approved by shareholders at a meeting held on August 5, 2011.

American Independence Funds

3.	Related Party Transactions: (Continued)

Pursuant to the expense limitation agreement, AIFS has contractually agreed to waive a portion of its management fee and to reimburse expenses in order to maintain the Funds’ total operating expenses (excluding acquired fund fees and interest expense on shorts, where applicable) at not more than the following percentages of average annual net assets:

Fund	Institutional Class	Class A	Class C
Stock Fund	1.16%(1)	1.47%(1)	2.16%(1)
International Alpha Strategies Fund	0.95%(1)	1.45%(1)	N/A
Small Cap Growth Fund	1.10%(1)	1.60%(1)	N/A
Large Cap Growth Fund	1.00%(1)	1.50%(1)	N/A
Kansas Tax-Exempt Bond Fund	0.48%(2)	0.87%(2)	1.48%(2)
Strategic Income Fund	0.45%(1)	0.70%(1)	N/A
Core Plus Fund	0.45%(1)	0.80%(1)	N/A
U.S. Inflation-Indexed Fund	0.32%(1)	0.77%(1)	1.32%(1)
Fusion Fund	1.90%(1)	2.40%(1)	N/A
Absolute Return Bull Bear Bond Fund	1.30%(1)	1.55%(1)	N/A

(1)      Effective thru March 1, 2013
(2)      Effective thru March 1, 2016

Prior to March 1, 2012, the total operating expenses of the Funds noted below were maintained at the following levels (all other Funds were maintained at the same level as in the table above):

Fund	Institutional Class	Class A	Class C
Stock Fund	1.16%	1.48%	2.16%
Absolute Return Bull Bear Bond Fund	0.90%	1.25%	N/A

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest, expenses relating to short dividends, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Adviser shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed. No reimbursement will be sought for the period ended prior to March 1, 2010 for the Stock Fund, International Alpha Strategies Fund, Kansas Tax-Exempt Bond Fund, Strategic Income Fund, Core Plus Fund, and U.S. Inflation-Indexed Fund.

The following table presents amounts eligible for recovery at October 31, 2012:

	Stock Fund	International Alpha Strategies Fund	Small Cap Growth Fund	Large Cap Growth Fund	Kansas Tax-Exempt Bond Fund
For eligible expense reimbursements expiring:
October 31, 2013	$298,876	$54,129	$—	$—	$279,351
October 31, 2014	421,610	78,768	68,313	83,449	256,708
October 31, 2015	506,692	157,237	71,887	88,080	180,063
	$1,227,178	$290,134	$140,200	$171,529	$716,122

	Strategic Income Fund	Core Plus Fund	U.S. Inflation-Indexed Fund	Fusion Fund	Absolute Return Bull Bear Bond Fund
For eligible expense reimbursements expiring:
October 31, 2013	$193,449	$60,360	$342,421	$67,961	$52,446
October 31, 2014	242,918	191,208	623,103	212,505	211,500
October 31, 2015	194,048	199,521	1,155,241	71,421	152,650
	$630,415	$451,089	2,120,765	$351,887	$416,596

AIFS also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at annual rate of 0.125%.

AIFS has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. AIFS pays UMBFS and not the Funds.

American Independence Funds

3.	Related Party Transactions: (Continued)

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Paul Brook as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets, and up to 1.00% of its Class C share assets. These fees consist of up to 0.25% for shareholder services of the Class A and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets. During the year ended October 31, 2012, a portion of the distribution or service fees were waived by the Adviser for the Class A share assets. As of October 31, 2012, the Stock Fund was assessing 0.06% of the distribution fees and assessing the full 0.25% of the shareholder servicing fees, and the Kansas Tax-Exempt Bond Fund, Strategic Income Fund, Core Plus Fund and U.S. Inflation-Indexed Fund were assessing the full 0.25% distribution fees and assessing 0.14%, 0.00%, 0.10% and 0.20%, respectively, of the shareholder servicing fees.

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his/her pro rata share of the net assets of that Fund. For the financial reporting purposes shareholder transactions are accounted for on trade date on the last business day of the reporting period.

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, futures, securities sold short and U.S. Government securities) for the year ended October 31, 2012 were as follows:

	Purchases	Sales
Stock Fund	$352,784,711	$360,366,037
International Alpha Strategies Fund	49,557,831	45,915,275
Small Cap Growth Fund	5,007,589	3,458,323
Large Cap Growth Fund	5,382,476	8,921,227
Kansas Tax-Exempt Bond Fund	50,281,422	37,409,254
Strategic Income Fund	54,517,492	24,300,185
Core Plus Fund	14,679,772	9,265,698
Fusion Fund	3,404,306	5,103,555
Absolute Return Bull Bear Bond Fund	34,594,134	33,654,981

The cost of purchases and the proceeds from sales of U.S. Government securities for the year ended October 31, 2012 were as follows:

	Purchases	Sales
Strategic Income Fund	$87,943,306	$136,139,427
Core Plus Fund	18,124,224	19,832,494
U.S. Inflation-Indexed Fund	618,040,739	499,602,950
Absolute Return Bull Bear Bond Fund	100,210,223	128,527,794

American Independence Funds

6.	Concentration of Credit Risk:

The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

7.	Federal Income Tax Information:

FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), requires an evaluation of tax positions taken or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2009-2012 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year October 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as RICs and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2012, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Paid In Capital
Stock Fund	$(82,902)	$82,878	$24
International Alpha Strategies Fund	51,373	(51,372)	(1)
Small Cap Growth Fund	3,264	(2,138)	(1,126)
Large Cap Growth Fund	—	—	—
Kansas Tax-Exempt Bond Fund	—	—	—
Strategic Income Fund	286,644	642,950	(929,594)
Core Plus Fund	278,311	(278,312)	1
U.S. Inflation-Indexed Fund	573,044	(573,045)	1
Fusion Fund	1,938	(1,723)	(215)
Absolute Return Bull Bear Bond Fund	28,100	—	(28,100)

At October 31, 2012, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Stock	International Alpha Strategies	Small Cap Growth	Large Cap Growth	Kansas Tax-Exempt Bond
Gross unrealized appreciation	$20,223,119	$4,381,225	$683,657	$136,335	$19,187,107
Gross unrealized depreciation	(2,762,195)	(1,834,922)	(732,329)	(81,942)	(534,273)
Net unrealized appreciation on foreign currency translations		6,517
Net unrealized appreciation (depreciation) on investments and foreign currency translations	$17,460,924	$2,552,820	$(48,672)	$54,393	$18,652,834
Cost of investments	$137,503,521	$52,545,091	$4,694,910	$774,671	$301,309,937
Proceeds from securities sold short	$—	$—	$—	$—	$—

American Independence Funds

7.	Federal Income Tax Information: (Continued)

	Strategic Income	Core Plus	U.S. Inflation-Indexed	Fusion	Absolute Return Bull Bear Bond
Gross unrealized appreciation	$950,496	$3,154,402	$12,220,144	$156,053	$160
Gross unrealized depreciation	(1,085,028)	(160,127)	(80,242)	(100,436)	(59,326)
Net unrealized appreciation on foreign currency translations
Net unrealized appreciation (depreciation) on investments and foreign currency translations	$(134,532)	$2,994,275	$12,139,902	$55,617	$(59,166)
Cost of investments	$76,728,848	$73,186,191	$376,545,143	$6,476,371	$10,432,433
Proceeds from securities sold short	$—	$—	$—	$(843,265)	$—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal years ended October 31, 2012 and 2011 were as follows:

	Stock		International Alpha Strategies		Small Cap Growth		Large Cap Growth
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Distributions paid from:
Ordinary Income	$609,044	$5,799,378	$715,890	$124,592	$—	$1,398	$258	$936
Net long-term capital gains	2,017,599	2,058,394	—	—	—	—	—	—
Total taxable distributions	2,626,643	7,857,772	715,890	124,592	—	1,398	258	936
Tax exempt dividends	—	—	—	—	—	—	—	—
Total distributions paid	$2,626,643	$7,857,772	$715,890	$124,592	$—	$1,398	$258	$936

	Kansas Tax-Exempt Bond		Strategic Income		Core Plus
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Distributions paid from:
Ordinary Income	$—	$—	$977,878	$1,068,190	$2,202,177	$3,021,478
Net long-term capital gains	—	—	—	—	—	825,025
Total taxable distributions	—	—	977,878	1,068,190	2,202,177	3,846,503
Tax exempt dividends	9,845,135	9,707,575	—	—	—	—
Total distributions paid	$9,845,135	$9,707,575	$977,878	$1,068,190	$2,202,177	$3,846,503

	U.S. Inflation-Indexed		Fusion		Absolute Return Bull Bear Bond
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Period Ended October 31, 2011
Distributions paid from:
Ordinary Income	$18,236,238	$11,315,560	$—	$—	$5,025	$206,242
Net long-term capital gains	—	1,798,613	—	—	—	—
Total taxable distributions	18,236,238	13,114,173	—	—	5,025	206,242
Tax exempt dividends	—	—	—	—	—	—
Total distributions paid	$18,236,238	$13,114,173	$—	$—	$5,025	$206,242

American Independence Funds

7.	Federal Income Tax Information: (Continued)

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Stock	International Alpha Strategies	Small Cap Growth	Large Cap Growth	Kansas Tax-Exempt Bond
Undistributed ordinary income	$13,184,110	$1,557,195	$—	$29,233	$74,638
Undistributed long-term capital gains	8,763,279	—	—	—	—
Tax accumulated earnings	21,947,389	1,557,195	—	29,233	74,638
Accumulated capital and other losses	—	(3,000,759)	(313,903)	(747,184)	(836,765)
Unrealized appreciation (depreciation) on investments	17,460,924	2,546,302	(48,672)	54,393	18,652,834
Unrealized appreciation (depreciation) on foreign currency	—	6,518	—	—	—
Total accumulated earnings (deficit)	$39,408,313	$1,109,256	$(362,575)	$(663,558)	$17,890,707

	Strategic Income	Core Plus	U.S. Inflation- Indexed	Fusion	Absolute Return Bull Bear Bond
Undistributed ordinary income	$169,183	$3,241	$12,949,879	$—	$—
Undistributed long-term capital gains	—	531,941	3,862,057	—	—
Tax accumulated earnings	169,183	535,182	16,811,936	—	—
Accumulated capital and other losses	(9,710,324)	—	—	(506,004)	(5,505,144)
Unrealized appreciation (depreciation) on investments	(134,532)	2,994,275	12,139,902	55,617	(59,166)
Unrealized appreciation (depreciation) on foreign currency	—	—	—	—	—
Total accumulated earnings (deficit)	$(9,675,673)	$3,529,457	$28,951,838	$(450,387)	$(5,564,310)

As of October 31, 2012, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Stock	International Alpha Strategies	Small Cap Growth	Large Cap Growth	Kansas Tax-Exempt Bond	Strategic Income	Core Plus	U.S. Inflation- Indexed	Fusion	Absolute Return Bull Bear Bond
For losses expiring October 31,
2013	$—	$—	$—	$—	$—	$1,356,853	$—	$—	$—	$—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	188,208	2,548,173	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	1,492,443	—	—	158,171	413,411	—	—	—	—
2018	—	—	—	—	187,327	5,279,710	—	—	—	—
2019	—	—	69,592	137,412	303,059	—	—	—	351,914	5,065,039
Not subject to expiration:
Short-term	—	1,508,316	99,261	573,807	—	112,177	—	—	145,916	284,132
Long-term	—	—	128,176	35,965	—	—	—	—	—	—
	$—	$3,000,759	$297,029	$747,184	$836,765	$9,710,324	$—	$—	$497,830	$5,349,171

Under The Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred during the fiscal years beginning after the enactment date of the Act (December 22, 2010) are carried forward indefinitely and retain the character of the original loss. However, any remaining pre-enactment capital loss carryovers may expire unused, since the post-enactment capital losses are utilized before pre-enactment capital loss carryovers according to the Act.

The Strategic Income Fund had a capital loss carryforward for the years expiring 2012 through 2015 which are related to the acquisition of FFTW Funds, Inc. - Limited Duration Portfolio. This amount is subject to an annual limitation of $5,477,200 under tax rules that was further limited to $300,468 in the year of acquisition.

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2012, the Kansas Tax-Exempt Bond Fund and Core Plus Fund utilized $247,458 and $301,315, respectively, of their capital loss carryovers.

American Independence Funds

7.	Federal Income Tax Information: (Continued)

The Strategic Income Fund had losses expiring during the fiscal year ended October 31, 2012, in the amount of $929,594.

As of October 31, 2012, the Small Cap Growth Fund, Fusion Fund and Absolute Return Bull Bear Bond Fund had $16,874, $8,174, and $155,973, respectively, of qualified late-year ordinary loss which are deferred until fiscal year 2013 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

8.	Financial Futures Contracts:

The Funds, except for Small Cap Growth Fund, Large Cap Growth Fund, and Kansas Tax-Exempt Bond Fund, may enter into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Funds to “mark to market” open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. The details of each Fund’s open futures contracts at October 31, 2012 (where applicable) are contained at the end of that Fund’s Schedule of Portfolio Investments.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

9.	Options Transactions:

For hedging purposes, certain Funds (Stock Fund, Strategic Income Fund, Core Plus Fund, U.S. Inflation-Indexed Fund, Fusion Fund, and Absolute Return Bull Bear Bond Fund) may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Fund bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require the Fund to “mark to market” option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day’s trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by such Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. The details of each Fund’s open options contracts at October 31, 2012 (where applicable) are contained in that Fund’s Schedule of Portfolio Investments.

American Independence Funds

10.	Investments in Derivatives:

The Funds, except for the Small Cap Growth Fund, Large Cap Growth Fund, and Kansas Tax-Exempt Bond Fund, may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.

Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2012. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Fund	Risk	Unrealized Gains	Derivative Assets	Unrealized Losses	Derivative Liabilities
U.S. Inflation-Indexed Fund	Interest rate	Unrealized gain on futures(a)	$126,093	Unrealized loss on futures(a)	$(191,430)
Fusion Fund	Equity	Unrealized gain on options(a)	—	Unrealized loss on options(a)	(2,166)

(a)
Includes cumulative appreciation (depreciation) of futures contracts described in the Futures Contracts sections of the Schedules of Portfolio Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the year ended October 31, 2012. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)	Average Notional Value
Strategic Income Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$(31,288)	$14,007	21	$4,091,850
U.S. Inflation-Indexed Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	236,731	(195,692)	641	90,172,678
Fusion Fund	Equity	Net realized gain (loss) from futures/options transactions/Net change in unrealized gain (loss) on options	(1,212)	(4,733)	32	8,180

(a)	Average number of contracts is based on the average of quarter end balances for the period October 31, 2011 to October 31, 2012.

11.	Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund’s custodian has been instructed to segregate all assets on a settled basis. The Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

American Independence Funds

12.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

13.	Subsequent Events:

On September 20, 2012, at the recommendation of AIFS, the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Large Cap Growth Fund and the Small Cap Growth Fund (the “Funds”). Accordingly, the Large Cap Growth Fund has ceased operations as of December 7, 2012. The Small Cap Growth Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about December 28, 2012.

Effective November 1, 2012, the American Independence Absolute Return Bull Bear Bond Fund changed its name to the American Independence Dynamic Conservative Plus Fund. In addition, the shareholders approved a change in the investment objective at a meeting held December 19, 2012. The Fund’s investment objective changed from “to maximize investors’ total return through capital appreciation and current income as is consistent with liquidity and safety of principal” to “long term capital appreciation.” In order to achieve the Fund’s new investment objective, the Fund’s strategy will change to invest primarily in Exchange Traded Funds (“ETFs”) in four major asset classes.

As of December 19, 2012, TAMCO Holdings, LLC, an entity principally owned and controlled by the senior management of Titanium Asset Management Corp. (“TAM”) acquired all the shares of common stock held by Clal Finance Ltd. (the “Transaction”). BWAM, sub-adviser to the Core Plus Fund (the “Fund”), is a wholly owned subsidiary of TAM. The Transaction effects a change in control of TAM, and ultimately BWAM. A new sub-advisory agreement between BWAM and AIFS will need to be approved by the Fund’s Board of Trustees and then by shareholders of the Fund. Until a new sub-advisory agreement is approved by shareholders, the Fund will waive the net sub-advisory fees, and therefore will not pay any sub-advisory fees to BWAM until such approval is obtained. Additionally, the Fund will temporarily reduce the Fund’s expense cap by the amount of the sub-advisory fee due to BWAM. BWAM will continue to manage the Fund on a day to day basis under the close supervision of AIFS. The Board is expected to convene in early January to approve the new sub-advisory agreement and a proxy notice will be sent out in early February.

Subsequent events occurring have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no additional subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

American Independence Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of The American Independence Funds Trust, comprising the Stock Fund, International Alpha Strategies Fund, Small Cap Growth Fund, Large Cap Growth Fund, Kansas Tax-Exempt Bond Fund, Strategic Income Fund (formerly Short-Term Bond Fund), Core Plus Fund, U.S. Inflation-Indexed Fund, Fusion Fund and Absolute Return Bull Bear Bond Fund (collectively, the “Funds”), including the schedules of portfolio investments as of October 31, 2012, and the related statements of operations for the year then ended, changes in net assets for each of the two years then ended (year then ended and period from December 9, 2010 (commencement of operations) to October 31, 2011 for the Small Cap Growth Fund and Large Cap Growth Fund), and the financial highlights for each of the five years then ended (year then ended and period from December 9, 2010 (commencement of operations) to October 31, 2010 for the Small Cap Growth Fund and Large Cap Growth Fund; each of the two years then ended and period from December 22, 2009 (commencement of operations) to October 31, 2010 for the Fusion Fund; each of the two years then ended and period from July 7, 2010 (commencement of operations) to October 31, 2010 for Absolute Return Bull Bear Bond Fund; each of the four years then ended, the period from January 1, 2008 to October 31, 2008 and year ended December 31, 2007 for the U.S. Inflation-Indexed Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of October 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

Chicago, Illinois
December 28, 2012

American Independence Funds

Additional Fund Information (Unaudited)

Portfolio Summaries

The American Independence Funds invested, as a percentage of net assets, in the following as of October 31, 2012:

Stock Fund

Portfolio Diversification	% of Net Assets
Health Care	17.3%
Financials	15.5
Information Technology	15.0
Industrials	12.9
Energy	9.5
Short-Term Investments	9.3
Consumer Staples	8.6
Consumer Discretionary	4.5
Business Services	4.2
Utilities	2.1
Materials	1.5
Total Investments	100.4%
Liabilities in excess of other assets	(0.4)
Net Assets	100.0%

International Alpha Strategies Fund

Portfolio Diversification	% of Net Assets
Financials	28.2%
Consumer Staples	13.1
Industrials	10.0
Consumer Discretionary	9.7
Energy	8.5
Information Technology	7.6
Telecommunication Services	7.2
Health Care	6.2
Materials	5.8
Utilities	3.1
Short-Term Investments	0.3
Total Investments	99.7%
Other assets in excess of liabilities	0.3
Net Assets	100.0%

Small Cap Growth Fund

Portfolio Diversification	% of Net Assets
Information Technology	25.6%
Health Care	19.0
Consumer Discretionary	16.0
Financials	14.8
Industrials	8.2
Materials	4.6
Energy	4.3
Telecommunications Services	4.2
Consumer Staples	2.5
Short-Term Investments	1.2
Total Investments	100.4%
Liabilities in excess of other assets	(0.4)
Net Assets	100.0%

Large Cap Growth Fund

Portfolio Diversification	% of Net Assets
Information Technology	31.3%
Consumer Discretionary	23.8
Financials	16.9
Health Care	8.8
Energy	8.4
Materials	5.0
Industrials	4.8
Consumer Staples	2.7
Telecommunications Services	0.6
Total Investments	102.3%
Liabilities in excess of other assets	(2.3)
Net Assets	100.0%

Kansas Tax-Exempt Bond Fund

Portfolio Diversification	% of Net Assets
Miscellaneous	28.9%
General Obligation	21.9
Utilities	12.5
Refunded Bonds	12.4
Hospitals	10.8
Short-Term Investments	6.0
Transportation	5.1
Industrial Development Revenue	2.4
Housing	1.1
Total Investments	101.1%
Liabilities in excess of other assets	(1.1)
Net Assets	100.0%

Strategic Income Fund

Portfolio Diversification	% of Net Assets
Corporate Bonds	55.4%
U.S. Government Agency Pass-Through Securities	14.5
Asset Backed Securities	13.9
Collateralized Mortgage Obligations	10.5
Commercial Mortgage-Backed Securities	1.6
Taxable Municipal Bonds	1.5
International Government Bonds	1.1
U.S. Treasury Obligations	0.5
Short-Term Investments	0.5
Total Investments	99.5%
Other assets in excess of liabilities	0.5
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Core Plus Fund

Portfolio Diversification	% of Net Assets
Corporate Bonds	40.6%
U.S. Government Agency Pass-Through Securities	30.5
U.S. Treasury Obligations	23.0
Short-Term Investments	3.1
Commercial Mortgage-Backed Securities	1.0
Collateralized Mortgage Obligations	0.9
Mortgage Derivatives - IO Strips	0.1
Total Investments	99.2%
Other assets in excess of liabilities	0.8
Net Assets	100.0%

U.S Inflation-Indexed Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Inflation-Indexed Securities	98.3%
Short-Term Investments	1.4
Total Investments	99.7%
Other assets in excess of liabilities	0.3
Net Assets	100.0%

Fusion Fund

Portfolio Diversification	% of Net Assets
Short-Term Investments	51.5%
Information Technology	11.3
Consumer Discretionary	9.5
Health Care	8.0
Energy	6.7
Financials	6.4
Investment Companies	4.3
Telecommunications Services	1.4
Consumer Staples	0.5
Industrials	0.3
Materials	0.3
Equity Options - Put Options	0.2
Utilities	0.1
Equity Options - Call Options	0.0
Warrants	0.0
100.5%
Securities Sold Short:
Investment Companies	(13.2)%
Total Investments	87.3%
Segregated Cash With Brokers	14.1
Liabilities in excess of other assets	(1.4)
Net Assets	100.0%

Absolute Return Bull Bear Bond Fund

Portfolio Diversification	% of Net Assets
U.S. Treasury Obligation	101.4%
Total Investments	101.4%
Liabilities in excess of other assets	(1.4)
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2012 at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2012	Ending Account Value 10/31/2012	Expenses Paid During Period* 5/1/2012- 10/31/2012	Expense Ratio During Period**† 5/1/2012- 10/31/2012
Stock Fund	Institutional Class Shares	$1,000.00	$1,016.40	$5.88	1.16%
	Class A Shares	$1,000.00	$1,014.40	$7.44	1.47%
	Class C Shares	$1,000.00	$1,011.50	$10.92	2.16%

International Alpha	Institutional Class Shares	$1,000.00	$1,027.80	$4.84	0.95%
Strategies Fund	Class A Shares	$1,000.00	$1,025.20	$7.38	1.45%

Small Cap Growth Fund	Institutional Class Shares	$1,000.00	$930.20	$5.34	1.10%
	Class A Shares	$1,000.00	$928.80	$7.76	1.60%

Large Cap Growth Fund	Institutional Class Shares	$1,000.00	$890.80	$4.75	1.00%
	Class A Shares	$1,000.00	$888.10	$7.12	1.50%

Kansas Tax-Exempt	Institutional Class Shares	$1,000.00	$1,022.50	$2.44	0.48%
Bond Fund	Class A Shares	$1,000.00	$1,020.60	$4.42	0.87%
	Class C Shares	$1,000.00	$1,017.40	$7.51	1.48%

Strategic Income Fund	Institutional Class Shares	$1,000.00	$1,012.80	$2.28	0.45%
	Class A Shares	$1,000.00	$1,010.50	$3.54	0.70%

Core Plus Fund	Institutional Class Shares	$1,000.00	$1,030.50	$2.30	0.45%
	Class A Shares	$1,000.00	$1,028.60	$4.08	0.80%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$1,037.50	$1.64	0.32%
	Class A Shares	$1,000.00	$1,035.70	$3.94	0.77%
	Class C Shares	$1,000.00	$1,032.10	$6.74	1.32%

Fusion Fund	Institutional Class Shares	$1,000.00	$998.60	$9.55	1.90%
	Class A Shares	$1,000.00	$995.70	$12.04	2.40%

Absolute Return Bull Bear	Institutional Class Shares	$1,000.00	$989.60	$6.50	1.30%
Bond Fund	Class A Shares	$1,000.00	$989.50	$7.75	1.55%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2012	Ending Account Value 10/31/2012	Expenses Paid During Period* 5/1/2012- 10/31/2012	Expense Ratio During Period**† 5/1/2012- 10/31/2012
Stock Fund	Institutional Class Shares	$1,000.00	$1,019.20	$5.89	1.16%
	Class A Shares	$1,000.00	$1,017.60	$7.46	1.47%
	Class C Shares	$1,000.00	$1,014.10	$10.94	2.16%

International Alpha	Institutional Class Shares	$1,000.00	$1,020.20	$4.82	0.95%
Strategies Fund	Class A Shares	$1,000.00	$1,017.70	$7.35	1.45%

Small Cap Growth Fund	Institutional Class Shares	$1,000.00	$1,019.50	$5.58	1.10%
	Class A Shares	$1,000.00	$1,017.00	$8.11	1.60%

Large Cap Growth Fund	Institutional Class Shares	$1,000.00	$1,019.90	$5.08	1.00%
	Class A Shares	$1,000.00	$1,017.40	$7.61	1.50%

Kansas Tax-Exempt	Institutional Class Shares	$1,000.00	$1,022.60	$2.44	0.48%
Bond Fund	Class A Shares	$1,000.00	$1,020.60	$4.42	0.87%
	Class C Shares	$1,000.00	$1,017.60	$7.51	1.48%

Strategic Income Fund	Institutional Class Shares	$1,000.00	$1,022.70	$2.29	0.45%
	Class A Shares	$1,000.00	$1,021.50	$3.56	0.70%

Core Plus Fund	Institutional Class Shares	$1,000.00	$1,022.70	$2.29	0.45%
	Class A Shares	$1,000.00	$1,021.00	$4.06	0.80%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$1,023.40	$1.63	0.32%
	Class A Shares	$1,000.00	$1,021.10	$3.91	0.77%
	Class C Shares	$1,000.00	$1,018.40	$6.70	1.32%

Fusion Fund	Institutional Class Shares	$1,000.00	$1,015.40	$9.63	1.90%
	Class A Shares	$1,000.00	$1,012.90	$12.14	2.40%

Absolute Return Bull Bear	Institutional Class Shares	$1,000.00	$1,018.40	$6.60	1.30%
Bond Fund	Class A Shares	$1,000.00	$1,017.20	$7.86	1.55%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Other Tax Information

For Federal income tax purposes, the Stock and Core Plus Funds designate long-term capital gain dividends of $2,017,599 and $825,025, respectively, or the amounts determined to be necessary, for the year ended October 31, 2012.

For Federal income tax purposes, the Kansas Tax-Exempt Bond Fund designates tax-exempt dividends of $9,845,135, or the amount determined to be necessary, for the year ended October 31, 2012.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2012, 16.78% and 100.00%, respectively, of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Stock and Large Cap Growth Funds.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Stock, International Alpha Strategies and Large Cap Growth Funds designate income dividends of 20.00%, 100.00%, and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2012.

American Independence Funds

Additional Fund Information (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on June 22, 2012 (the “Meeting”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act), approved the continuation of the Investment Advisory Agreement and Expense Limitation Agreement between the Trust and American Independence Financial Services, LLC (“AIFS” or the “Adviser”) with respect to the Stock Fund, International Alpha Strategies Fund, Strategic Income Fund, Core Plus Fund, Kansas Tax-Exempt Bond Fund, U.S. Inflation-Indexed Fund, Fusion Fund, Absolute Return Bull Bear Bond Fund, Large Cap Growth Fund, Small Cap Growth Fund and Capital Defender Fund (“the Funds”). Also at the Meeting, the Board of Trustees approved the renewal of the following Sub-advisory Agreements between (1) AIFS and Fisher Francis Trees & Watts, Inc. and its affiliates on behalf of the U.S. Inflation-Indexed Fund, (2) AIFS and American Yellowstone Advisors, LLC on behalf of the Large Cap Growth and Small Cap Growth Funds, (3) AIFS and Boyd Watterson Asset Management, LLC on behalf of Core Plus Fund, and (4) Structure Investment Management, Inc. on behalf of the Capital Defender Fund, (collectively referred to as the “Sub-Advisers”). The Investment Advisory Agreement, Expense Limitation Agreement and the Sub-advisory Agreements reviewed and approved at the Meeting are herein referred to as the “Agreements”. In determining whether to approve the Agreements, the Board considered information about the Adviser, the Sub-advisers, the performance of the Funds’ portfolios and certain additional factors described below that the Board deemed relevant. Further below is a summary describing certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Agreements.

The Sub-advisory agreement between AIFS and Security Investors, LLC on behalf of the International Alpha Strategies Fund was approved by the Board at a meeting held on December 9, 2011, and it was last approved by the Fund’s shareholders on March 7, 2012. The Sub-advisory agreement between AIFS and HighMark Capital Management, Inc. on behalf of the Strategic Income Fund was approved by the Board at a meeting held July 20, 2011, and was last approved by the Fund’s shareholders on December 27, 2011. These Sub-advisory agreements have a term of two years.

In an Executive Session, the Trustees had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. During the executive session, the Trustees reviewed a wide variety of information that they had requested and received from AIFS, and data and analysis from an outside data provider. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the continuation of the Agreements, and in evaluating the fairness of the compensation to be paid by the Funds under the Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Sub-advisers. The Trustees reviewed the services the Adviser and Sub-advisers have historically provided to the Funds, and also generally to the other series of the Trust. With respect to the Adviser, these services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. AIFS is responsible for the day-to-day portfolio management of the Funds not sub-advised, including determining the composition of assets of the Funds and the timing of each Fund’s execution of the purchase and sale of assets, and is responsible for the day-to-day oversight of the Sub-advisers.

The Trustees also considered the Adviser’s and Sub-advisers’ personnel, resources, operations and portfolio management capabilities. The Trustees received information about the Adviser’s supervision of the Funds’ service providers, the Adviser’s attention to its compliance program and those of the Trust.

The Trustees reviewed the investment performance of the Funds over various time periods and compared that performance to that of funds in groups that the Trustees concluded, were appropriate comparison groups for the Funds. The Trustees considered the cost to the Adviser and Sub-advisers, and considered the profitability to the Adviser, its affiliates of the relationship with the Funds and Sub-advisers over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Adviser and its affiliates. The Trustees were provided information indicating that the Adviser was not making a profit from the overall relationship with the Funds.

The Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Funds expenses, the difficulty of forecasting its effect on the profitability of the Adviser and its affiliates, and the management fee breakpoints applicable to the Funds and certain other funds in comparison groups. It was noted that, to the extent the Funds gross expenses currently were higher than their net expenses, the reduction of the Funds gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

It was noted that the materials and other information discussed were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Adviser, the Sub-advisers, Funds’ Counsel and third party consultants. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement.

The Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the Agreements was in the best interests of the Funds and their shareholders.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 230 Park Avenue, Suite 534, New York, NY 10169 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Terry L. Carter Age: 63	Trustee	Indefinite	Retired. Director, QuikTrip Corporation (2008-Present); President of QuikTrip Corporation (1980-2008).	11	None
Joseph Hankin Age: 72	Chairman of the Board and Trustee	Indefinite	President, Westchester Community College (1971-Present).	11	None
Jeffrey Haas Age: 51	Trustee	Indefinite	Professor of Law, New York Law School (1996-Present).	11	None
Thomas F. Kice Age: 63	Trustee	Indefinite	President of Kice Industries, Inc.	11	None
George Mileusnic Age: 58	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008).	11	None
Peter Ochs Age: 61	Trustee	Indefinite	Manager of Ochs & Associates, Inc.	11	None
INTERESTED TRUSTEES
John J. Pileggi Age: 53	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC (2004-Present).	11	None
OFFICERS
Eric Rubin Age: 46	President	7/2005-Present	President, American Independence Financial Services, LLC (2005-Present).	N/A	N/A
John J. Pileggi Age: 53	Treasurer	10/2008-Present	Managing Partner of American Independence Financial Services, LLC (2004-Present).	N/A	N/A
Paul Brook Age: 59	Chief Compliance Officer	9/2010-Present	Partner, Compliance Solutions Associates (2009-Present); Financial Consultant LPL Financial (2007-2009); Financial Consultant at Legg Mason (2002-2007).	N/A	N/A
Theresa Donovan Age: 62	Secretary	7/2005-Present	Senior Director Compliance and Administration, American Independence Financial Services, LLC (2005-Present).	N/A	N/A
Susan Silva Age: 45	Assistant Treasurer	9/2010-Present	Partner, BackOffice Alliance LLC (2009-Present); Independent Consultant (2008-Present); Vice President of Vastardis Fund Services LLC (2006-2008).	N/A	N/A

(1)	Each Trustee has served from the inception of the Funds.
(2)
Messrs. Carter, Kice, Mileusnic, and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November 1996. Mr. Ochs has served as Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

americanindependence.com
230 Park Avenue
Suite 534
New York, NY 10169

American Independence Financial Services, LLC

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is incorporated by reference to the Registrant’s Form N-CSR filed January 11, 2010.

(b) During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Terry Carter, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2012 and 2011.

(a)
AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2012 and 2011 were $258,945 and $205,070, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2012 and 2011.

(c)
TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2012 and 2011 were $58,800 and $34,125, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2012 and 2011.

(e)
(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee.

(2) Not applicable.

(f)	Not applicable.

(g)
There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the American Independence Funds.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics in Item is incorporated by reference to the Registrant’s Form N-CSR filed January 11, 2010.

(a)(2)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)	Not applicable

(b)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   American Independence Funds Trust

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: January 8, 2013

By (Signature and Title)

/s/ John Pileggi
John Pileggi
Treasurer

Date: January 8, 2013